FILE NO. 333-278903
       United States
Securities and Exchange Commission
Washington, DC 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 1
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Name of Insurance Company)
1 AMERICAN ROW, HARTFORD, CT 06103
(Address of Insurance Company’s principal executive office)(Zip Code)
(860) 791-0750
(Insurance company’s telephone, including area code)
CHRISTOPHER M. GRINNELL
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
1 AMERICAN ROW
HARTFORD, CT 06103
(860) 791-0750
(Name and address of agent for service)

Approximate date of proposed public offering: Continuously after the registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2025 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a
Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange
Act”))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 7(a)(2)(B) of Securities Act
☒ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

CRC SELECT III
GROUP MODIFIED GUARANTEED ANNUITY CONTRACT
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
P O BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (Owners)
1-800-862-7155 (Investment Professionals)
www.talcottresolution.com

This Contract is no longer available for purchase.
This prospectus describes information you should know about CRC Select II (the “Contract”), a fixed, single premium, deferred, modified guaranteed annuity offered to groups. The Contract is issued by Talcott Resolution Life Insurance Company (“Talcott Resolution,” “we,” “us,” “our”). Please read this prospectus carefully and retain it for future reference.
The Contract offers fixed interest investment options, which include (1) Guarantee Periods of the Guaranteed Interest Account and (2) the Default Guarantee Period. Additional information about each investment option under the Contract is provided in an appendix to this prospectus. See "Appendix A – Investment Options Available Under the Contract."
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals (partial or full) could result in surrender charges, taxes, and tax penalties. In addition, withdrawing or otherwise removing amounts from a Guarantee Period prior to its expiration could result in a negative Market Value Adjustment (“MVA”). In extreme circumstances, you could lose up to 100% of the amount withdrawn or otherwise removed from a Guarantee Period due to a negative MVA.
All guarantees and obligations under the Contract are subject to the financial strength and claims-paying ability of Talcott Resolution.
This prospectus is filed with the Securities and Exchange Commission ("SEC"). Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if the information in this prospectus is truthful or complete. Anyone who represents otherwise may be guilty of a criminal offense.
Additional information about certain investment products, including annuities, has been prepared by the SEC’s staff and is available at Investor.gov. This prospectus and the Statement of Additional Information (“SAI”) for the Contract can also be obtained free of charge from the SEC's website: (www.sec.gov).
This annuity IS NOT:
t  A bank deposit or obligation
t  Federally insured
t   Endorsed by any bank or governmental agency
This annuity may not have been available for sale in all states.
Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE
PROSPECTUS DATED: May 1, 2025

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALES PERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED ON.
Definitions
The following terms are capitalized throughout this prospectus.
Accumulation Period— The time after you purchase the Contract until we begin to make Annuity Payouts.
Administrative Office: Our overnight mailing address is Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.

Annual Free Withdrawal Amount — This amount equals any interest credited to the Contract Value during the 12 months prior to the surrender date that was not previously withdrawn.
Annuitant — The person on whose life this Contract is issued.
Annuity Commencement Date — The date we start to make Annuity Payouts.
Annuity Payouts — Annuity payments we make during the Annuity Period based on the selected Annuity Payout Option.
Annuity Payout Option — A payment option for Annuity Payouts.
Annuity Period— The time during which we make Annuity Payouts.
Beneficiary — The person(s) entitled to receive benefits pursuant to the Contract following the death of the Owner(s) or Annuitant, as applicable.
Business or Valuation Day — Any day the New York Stock Exchange is open. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Code— The Internal Revenue Code of 1986, as amended.
Contingent Annuitant — The person you may designate to become the Annuitant if the Annuitant dies prior to the Annuity Commencement Date.
Contract — The annuity contract and any endorsements or riders. The terms "Contract" and "annuity" are used synonymously throughout this prospectus.
Contract Anniversary — The annual anniversary of the date that a Contract is issued. If the Contract Anniversary Date falls on a non-Business Day, then the Contract Anniversary will be the preceding Business Day.
Contract Value — The sum of your Premium Payment and all interest earned minus any Full or Partial Surrenders (including applicable surrender charges, premium taxes and MVAs previously applied).
Contract Year — The twelve (12) month period between Contract Anniversaries, beginning on the date that the Contract is issued.
Death Benefit — The amount that we will pay upon the death of the Owner(s) or the Annuitant, as applicable.
Default Guarantee Period — The duration that is automatically established by us as a default in the even that you do not elect a renewal Guarantee Period upon the expiration of a Guarantee Period.
Full Surrender — The full liquidation of your Contract upon which you will receive the Net Surrender Value.
Gross Surrender Value — The amount deducted from your Contract Value (including applicable Surrender Charges, Premium Taxes and MVA).
Guaranteed Interest Account or Account — During the initial Guarantee Period and any subsequent Guarantee Periods, the Contract Value is allocated to this account and earns interest that is guaranteed at a rate that we determine for such Guarantee Period duration as then offered by us. This account is not part of any separate account of Talcott Resolution. Instead, it is a notional account for purposes of tracking the values in your Contract.
Guarantee Rate — The annual interest rate declared for a Guarantee Period.
Guarantee Period — A fixed interest option under the Contract that guarantees the declared Guarantee Rate for the duration of the Guarantee Period.
Joint Annuitant — The person on whose life Annuity Payouts are based if the Annuitant dies after the Annuity Calculation Date. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Market Value Adjustment (MVA) — A positive or negative adjustment that may apply when amounts are Surrendered, transferred, or annuitized from a Guarantee Period prior to its expiration.
Minimum Contract Value — The lowest Contract Value needed to sustain a Contract.
Net Surrender Value — The amount payable upon a Partial or Full Surrender or commutations after any applicable surrender charges, premium taxes and MVA have been applied.
Owner or you — The owner or holder of this Contract.
Partial Surrender — A partial withdrawal from your Contract Value.
Premium Payment — The single purchase payment you make under the Contract.
Surrender — Refers to both Full and Partial Surrenders.
Talcott Resolution, we, us or our — Talcott Resolution Life Insurance Company.
Overview of the Contract
Purpose of the Contract
The Contract is designed for retirement planning purposes. Prior to the Annuity Commencement Date, you invest your Premium Payment and any accumulated interest in the Contract’s investment options. The value of your investments is used to set your benefits under the Contract. Upon annuitization of the Contract, we use your accumulated value to set the value of the Annuity Payouts that we make during the Annuity Period. The Contract also includes a Death Benefit to help financially protect your Beneficiaries.
Investing in the Contract involves risk. You can lose your money, including your principal investment, due to the possible application of a negative MVA. However, investing in the Contract can provide you with the opportunity to grow your money and your Contract’s benefits and help you achieve financial goals. The Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to take early or frequent withdrawals based on their liquidity needs.
The Contract is no longer for sale. However, we continue to administer the in-force Contracts.
Phases of the Contract
The Contract has two phases: an Accumulation Period (for savings) and an Annuity Period (for income).
Accumulation Period. During the Accumulation Period, you invest your Contract Value in (a) the Guarantee Periods or (b) the Default Guarantee Period.
• Guarantee Periods. Each Guarantee Period credits a fixed rate of interest annually for a specified number of years. Each Guarantee Period guarantees your principal investment if held until maturity and credits a guaranteed annual rate of interest at the declared Guarantee Rate.
• Default Guarantee Period. The duration that is automatically established by us as a default in the even that you do not elect a renewal Guarantee Period upon the expiration of a Guarantee Period.
Additional information about each investment option available under the Contract is provided in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract.
Annuity Period. Your Contract enters the Annuity Period on the Annuity Commencement Date, which is the date on which we begin to make Annuity Payouts. When your Contract enters the Annuity Period, your accumulated Contract Value is converted into a stream of income payments from us ( i.e. , Annuity Payouts). There are a variety of Annuity Payout Options from which you may choose, including payments for life or for a guaranteed period of years.
During the Annuity Period, you will no longer be able to take Surrenders from your Contract and no amounts will be payable upon death unless the Annuity Payout Option that you selected provides otherwise.
Contract Features
Accessing Your Money. Before your Contract enters the Annuity Period, you can withdraw money from your Contract at any time ( i.e. , a Full or Partial Surrender) except Partial Surrenders are not available from the Default Guarantee Period unless they are part of an AI-RMD and 72t/q program. If you take a Surrender, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1 / 2 . Surrenders from the Guarantee Periods may also be subject to negative MVAs (see “Contract Adjustments” below).
Tax Treatment. You can transfer Contract Value between the investment options without tax implications, and earnings on your investments are generally tax-deferred. Income taxes apply only upon: (1) making a Surrender; (2) receiving a payment from us; or (3) payment of a Death Benefit.
Death Benefit. The Contract includes a standard Death Benefit for no additional charge, payable upon your or the Annuitant’s death during the Accumulation Period.
Additional Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services. Not all features and services may be available under your Contract.
• Extended Withdrawal Privilege Rider. When you reach your required beginning date (age 70½, 72, 73, or 75 depending on your date of birth), this Rider allows you to take Surrenders up to the amount permitted by the Rider from the Guarantee Periods without incurring any surrender charges or MVA that would otherwise apply.
• Automatic Income Program. Allows you to take regular Partial Surrenders of the Annual Free Withdrawal Amount from the Guarantee Periods each Contract Year.
Contract Adjustments
You could lose a significant amount of money due to a negative MVA if amounts are removed from a Guarantee Period prior to its expiration. A Surrender (partial or full), transfer, or annuitization from a Guarantee Period prior to its expiration may result in an MVA.

Important Information You Should Know About Your Contract

	FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Surrender Charges. If you withdraw money from a Guarantee Period prior to its expiration or after the first 30 days of the following Guarantee Period, you may be assessed a surrender charge. The maximum surrender charge is 6%, as a percentage of the amount withdrawn based on a ten-year surrender charge schedule. For example, if you were to withdraw $100,000 from a Guarantee Period, you could be assessed a surrender charge of up to $6,000. This loss will be greater if there is a negative MVA, or you are subject to taxes or tax penalties. The maximum surrender charge for contracts issued in New York is 7%, as a percentage of the amount withdrawn. See "State Variations" in the section of the prospectus titled "The Contract" - J. Miscellaneous" for more information.
Market Value Adjustments. If you withdraw or otherwise remove amounts from a Guarantee Period before the end of the Guarantee Period, we may apply an MVA, which may be negative. In extreme circumstances, you could lose up to 100% of the amount withdrawn or otherwise removed due to a negative MVA. For example, if you were to withdraw $100,000 from a Guarantee Period prior to its expiration, you could lose up to $100,000 of the amount withdrawn. This loss will be greater if you also have to pay a surrender charge, taxes, or tax penalties. An MVA may apply to withdrawals (including full withdrawals and partial withdrawals), transfers, and annuitization from the Guarantee Periods.
Fee Table The Contract – F. Charges, Fees, and Adjustments
Are There Transaction Charges?	No. Other than surrender charges and MVAs, there are no charges for other contract transactions.	Fee Table The Contract – F. Charges, Fees, and Adjustments
Are There Ongoing Fees and Expenses	No. There are no ongoing fees or expenses under the Contract.	Fee Table The Contract – F. Charges, Fees and Adjustments
	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this contract, including loss of principal.	Principal Risks of Investing in the Contract

Is This a Short-Term Investment?
No.
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges and negative MVAs may apply to withdrawals from a Guarantee Period.
•The benefits of tax deferral and long-term income are generally more beneficial to investors with a long-time horizon.
•Withdrawals may be subject to taxes, and a 10% penalty tax may be applied to withdrawals before age 59 1/2.
•Withdrawals could result in significant reductions to account value, the death benefit, and contract benefits, and perhaps by more than the amount withdrawn.
•Upon maturity of an investment option –
◦At the end of a Guarantee Period, your Contract Value in the matured Guarantee Period will be reallocated, Surrendered, or annuitized according to your instructions. In the absence of instructions, the Contract Value will be automatically reallocated to the Default Guarantee Period and will remain in the Default Guarantee Period until you select a subsequent Guarantee Period from among those durations then made available to you.
◦If a Guarantee Period of the same duration is not available, the Contract Value can be reallocated to a new Guarantee Period with a duration equal to the shortest of (a) the next-longer available Guarantee Period, or (b) the longest Guarantee Period duration that will expire prior to the Annuity Commencement Date.
Principal Risks of Investing in the Contract The Contract - B. Fixed Interest Investment Options
What are the Risks Associated with the Investment Options?
•An investment in this contract is subject to risk and can vary depending on the investment options available under the contract.
•Each investment option (including any Guarantee Period) has its own unique risks.
•You should review the available investment options before making an investment decision.

What are the Risks Related to the Insurance Company?	An investment in the contract is subject to the risks related to us. Any obligations (including under any Guarantee Period), guarantees or benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Talcott Resolution, including our financial strength ratings, is available upon request by calling us at 1-800-862-6668.
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.
•There are restrictions that may limit the investment options you may choose, as well as limitations on the transfer of contract value among investment options.
•Certain Guarantee Periods may not be available under your contract.
•Contract Value may be allocated to only one Guarantee Period or the Default Guarantee Period at any time during the Accumulation Period.
•Transfers from a Guarantee Period may be subject to a negative MVA.
•Contract Value may remain in the Default Guarantee Period until you select a subsequent Guarantee Period from among those durations then made available to you or until the Annuity Commencement Date.
•We reserve the right to add or eliminate Guarantee Periods as investment options.
•We will not accept additional Premium Payments.

Principal Risks of Investing in the Contract The Contract – B. Fixed Interest Investment Options, C. Transfers Between Investment Options Appendix A – Investment Options Available under the Contract

Are There any Restrictions on Contract Benefits?
•There are restrictions and limitations relating to the benefits offered under the contract (e.g., death benefits).
•Except as otherwise provided, contract benefits may not be modified or terminated by us.
•Partial withdrawals (including surrender charges, taxes, and negative MVAs) may significantly reduce the death benefit. Additionally, withdrawals that exceed certain limits may reduce the benefit by more than the amount withdrawn and may even terminate the benefit.

The Contract – E. Other Features, Benefits Available Under the Contract; H. Death Benefit
	TAXES	Location in Prospectus
What are the Contract's Tax Implications?
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchased the contract through a tax-qualified plan or IRA, you do not get any additional tax deferral under the contract.
•Earnings on your contract are taxed at ordinary income rates when withdrawn them and you may have to pay a penalty if you take a withdrawal before age 59½.

Federal Tax Considerations
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?	Your investment professional may receive compensation for selling this contract to you in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.	The Contract – J. Miscellaneous – 9. How Contracts Are Sold
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	The Contract – J. Miscellaneous – 9. How Contracts Are Sold
Fee Table
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning and surrendering or making withdrawals from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an investment option or from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses

	Initial Guarantee Period(2)	Subsequent Guarantee Period
Surrender Charge (as a percentage of the amount Surrendered)(1)	6%	4%
(1) We determine the applicable surrender charge by calculating the length of time your money has been a part of your present Guarantee Period, according to the following schedule:

Guarantee Period Year	1	2	3	4	5	6 to 10	11+
•Initial Guarantee Period	6%	6%	5%	4%	3%	2%	0%
•Subsequent Guarantee Period	4%	3%	2%	2%	2%	2%	0%
When you invest in a new Guarantee Period, the surrender charge schedule for subsequent Guarantee Periods will reset and no credit will be given for the time spent in previous Guarantee Periods. Surrender charges do not apply to (i) Surrenders made at the end of a Guarantee Period or within the first 30 days after electing a subsequent Guarantee Period; (ii) Surrenders from the Default Guarantee Period: (iii) Partial Surrenders of not more than the Annual Free Withdrawal Amount; (iv) the Death Benefit; (v) Surrenders that qualify for a medical waiver; (vi) annuitization; (vii) permissible duration exchanges; (viii) cancellation during the right to examine period; or (ix) Required Minimum Distributions from IRAs. See The Contract – F. Charges, Fees, and Adjustments – Surrender Charges for more information.

(2) The maximum surrender charge for contracts issued in New York is 7%, as a percentage of the amount withdrawn. See "State Variations" in the section of the prospectus titled "The Contract" - J. Miscellaneous" for more information.
The next table describes the adjustments, in addition to any transaction expenses, that may apply if all or a portion of the Contract Value is removed from a Guarantee Period before the expiration of the Guarantee Period.
Adjustments

Market Value Adjustment Maximum Potential Loss (as a percentage of the amount removed from a Guarantee Period)(1)	100%
(1) Surrenders (including Full and Partial Surrenders), transfers, and annuitization from a Guarantee Period taken prior to the end of the Guarantee Period may be subject to an MVA. Certain Surrenders from the Guarantee Periods are not subject to an MVA, including Partial Surrenders up to the Annual Free Withdrawal Amount. See The Contract – F. Charges, Fees, and Adjustments – Market Value Adjustment for more information.
Principal Risks of Investing in the Contract
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.
Short-Term Investment Risk. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this Contract is more beneficial to investors with a long-time horizon. Surrenders may be subject to surrender charges, negative MVAs, taxes, and tax penalties. See “Withdrawal Risk” below. Guarantee Periods can be several years in length. Removing amounts from a Guarantee Period prior to its expiration may result in a negative MVA, in addition to any applicable surrender charges and tax consequences. See “Guarantee Period Risk” below. The Contract's Annual Free Withdrawal Amount is available only for Partial Surrenders, not Full Surrenders.
Withdrawal Risk. You should carefully consider the risks associated with Surrenders under the Contract. Partial and Full Surrenders may be subject to surrender charges, negative MVAs, and/or taxes. If you make a Surrender prior to age 59 1 / 2 , there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender. Surrenders before age 59 1 / 2 may also affect the tax-qualified status of some Contracts. You should also consider the impact that a Partial Surrender may have on the benefits under your Contract. Partial Surrenders will reduce the value of your Death Benefit, perhaps significantly. A Full Surrender will terminate the Contract and all of its benefits, including the Death Benefit. You cannot make Surrenders from the Contract after the Annuity Commencement Date.
Transfer Risk. Your ability to transfer Contract Value between investment options is subject to significant restrictions. You may transfer Contract Value from a Guarantee Period at the end of the Guarantee Period, or within 30 days after the start of the next Guarantee Period, to another Guarantee Period or to the Default Guarantee Period. Once each Contract Year, beginning after the first Contract Year, you may transfer Contract Value from a Guarantee Period to another Guarantee Period at any other time, provided that the duration of the new Guarantee Period is (i) at least five years or longer (subject to availability), and (ii) does not extend beyond your Annuity Commencement Date. Any transfer from a Guarantee Period, other than a transfer at the end of the Guarantee Period may be subject to a negative MVA, which may result in significant loss.These transfer restrictions may limit your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Guarantee Period Risk. A Guarantee Period may not be appropriate for you if you do not expect to remain invested in the Guarantee Period until its maturity, which could be several years. Surrendering, transferring, or annuitizing amounts from a Guarantee Period prior to the end of the Guarantee Period may result in a negative MVA. The adjustment to the amount removed will depend on market conditions and the length of time remaining in the Guarantee Period. A negative MVA could result in significant loss. In extreme circumstances, you could lose up to 100% of the amount removed from a Guarantee Period due to a negative MVA. Any loss from a negative MVA will be greater if you also have to pay surrender charges, taxes, or tax penalties.
Each Guarantee Period has a declared annual interest rate ( i.e. , Guarantee Rate), which is guaranteed for the entire term. We may declare different Guarantee Rates for future Guarantee Periods, subject to the minimum annual interest rate of 1% or the applicable state non-forfeiture interest rate, whichever is greater. You bear the risk that we will not declare an interest rate higher than the minimum interest rate. Removing amounts from a Guarantee Period prior to maturity will result in a loss of interest for the remainder of the term.
We may offer new Guarantee Periods or limit the Guarantee Periods that are offered in the future.
Certain Guarantee Periods may not be available under your Contract. An available Guarantee Period may not be of the same duration offered in the initial Guarantee Period or any subsequent Guarantee Period.
When you invest in a new Guarantee Period, the surrender charge schedule for subsequent Guarantee Periods will reset and no credit will be given for the time spent in previous Guarantee Periods.
Contract Changes Risk. We reserve the right to add, delete, or eliminate Guarantee Periods as investment options .

Default Guarantee Period Risk. Transfers into the Default Guarantee Period may only occur at the end of a Guarantee Period, or during the 30-day period at the beginning of a subsequent Guarantee Period. We periodically declare new interest rates for the Default Guarantee Period, subject to the minimum annual interest rate of 1%. You bear the risk that we will not declare an interest rate higher than the minimum interest rate.
Financial Strength and Claims-Paying Ability Risk. Talcott Resolution is the insurance company that issued your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Interruption Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes.
The Contract
A. Purchasing the Contract
What is the Contract?
This annuity is a contract between you and us. We agreed to make payments to you starting some time in the future. You can invest your money under the annuity in the Guaranteed Interest Account or the Default Guarantee Period during time periods between Guaranteed Periods. This annuity includes a death benefit if you die before we start to pay you income from your annuity. You also have choices about how we pay you income from the annuity.
This annuity is:
• Single premium — you bought it with one Premium Payment.
• Fixed — it earns an interest rate that remains constant during the applicable Guarantee Period or if invested in the Default Guarantee Period.
• Tax-deferred — you generally do not pay taxes on interest earned until you take money out or we start to make Annuity Payouts.
Who can buy this Contract?
This Contract is no longer available for purchase.
The Contract is an individual, deferred, modified guaranteed annuity contract designed for retirement planning purposes. Any individual or trust that was able to purchase it, including IRAs adopted according to Section 408 of the Code (known as "Qualified Contracts" as defined by the Code). In addition, individuals and trusts were able to also purchase Contracts that were not part of a tax qualified retirement plan (known as "Non-Qualified Contracts"). If you purchased the Contract for use in an IRA or qualified retirement plan, you should have considered other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or qualified plan already receives tax-deferred treatment under the Code.
How do I purchase a Contract?
This Contract is no longer available for purchase.
When you purchased a Contract you completed and submitted an application or an order request along with your Premium Payment. The minimum Premium Payment was:
• $5,000 — Non-Qualified Contracts; or
• $2,000 — Qualified Contracts.
Prior approval was required for a Premium Payment of $1,000,000 or more.
Contracts were only available for purchase through a Financial Intermediary. An investment professional worked with you to complete and submit an application or an order request form. Part of this process included an assessment whether this annuity was suitable for you. Prior to recommending the purchase or exchange of an annuity, your investment professional made reasonable efforts to obtain certain information about you and your investment needs. This recommendation was independently reviewed by a principal within your Financial Intermediary before the application or order was sent to us. Your Premium Payment was not invested during this period.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who purchases a Contract. When you purchased a Contract, your Financial Intermediary asked for your name, address, date of birth and other information that will allowed us to identify you. They may also have asked to see your driver's license or other identifying documents.
A Premium Payment must be payable in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered in good order.
Multiple Premium Payments will be permitted only in respect of tax-free exchanges. In these circumstances, Premium Payments will be deposited into an interest-free suspense account until the exchange process is completed.
Neither you nor your Annuitant must have had your 86th birthday on the date that your Contract was issued. If a non-natural person owns the Contract, the Annuitant must not have been older than age 85 as of the Contract issuance date. You had to be of legal age in the state where the Contract was purchased or a guardian must have acted on your behalf.
How is the Premium Payment applied to my Contract?
Your Contract was issued after we received your Premium Payment and your application or order request was in good order. If the application/order request or other information accompanying the Premium Payment was incomplete when we received it, we held the money in a non-interest bearing account for up to fifteen (15) business days while we tried to obtain complete information. If we could not obtain the information within that time, we returned your Premium Payment unless you requested us to hold your Premium Payment until you provided the necessary information. We sent you a confirmation after we applied your Premium Payment.
Can I cancel my Contract after I purchase it?
The right of cancellation is no longer available under your Contract. You had the right to return your Contract within ten days after you received it. In some states, you may have been allowed more time to cancel your Contract. If you cancelled your Contract, the amount we paid you upon cancellation depended on the requirements of the state where you purchased your Contract, the method of purchase, the type of Contract you purchased and your age.We did not deduct any surrender charges during the cancellation period or upon cancellation, but an MVA may have applied.
B. Fixed Interest Investment Options
During the Accumulation Period, you invest your Contract Value in either (a) the Guarantee Periods or (b) the Default Guarantee Period during time periods between Guarantee Periods.
Information regarding the features of each currently-offered investment option, including (i) its name, (ii) its term, and (iii) its minimum guaranteed interest rate is available in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract.
Your entire Contract Value must be allocated to only one Guarantee Period or to the Default Guarantee Period at any time during the Accumulation Period. You cannot allocate portions of your Contract Value among multiple investment options.
Guarantee Periods
Guarantee Periods are part of the Guaranteed Interest Account. Each Guarantee Period has a duration, specified in years. We declare an annual interest rate for each Guarantee Period ( i.e. , the Guarantee Rate). The Guarantee Rate will not change for the duration of a Guarantee Period. Amounts allocated to a Guarantee Period will earn guaranteed annualized interest at the Guarantee Rate. Compound interest is credited daily to Contract Value allocated to a Guarantee Period. Interest is no longer credited to amounts that are removed from a Guarantee Period prior to maturity.
When you purchased your Contract, you chose the Guarantee Period to which your Premium Payment was initially allocated. This was your “initial” Guarantee Period. All Guarantee Periods after your initial Guarantee Period are “subsequent” Guarantee Periods.We reserve the right to add, delete, or eliminate Guarantee Periods, or offer some or all Guarantee Periods to select distribution channels, or certain groups of contract holders.
Each Guarantee Period has its own Guarantee Rate. Guarantee Rates may differ among Guarantee Periods and may differ from one Guarantee Period to the next. Longer Guarantee Periods tend to pay higher interest rates. The Guarantee Rate for a Guarantee Period is set by us at the beginning of the Guarantee Period. We, at our discretion, set the Guarantee Rate for future Guarantee Periods. Changes in Guarantee Rates will not affect the Guarantee Rates that we are paying on current Guarantee Periods. A Guarantee Rate will never be less than the greater of 1% or the non-forfeiture interest rate applicable in your state. We, or our agents, cannot predict nor guarantee our future Guarantee Rates. See 7. “Investments by Talcott Resolution” in the section of the prospectus titled "The Contract" - J. "Miscellaneous" for additional information on how Guarantee Rates are set.
You could lose a significant amount of money due to an MVA if amounts are removed from a Guarantee Period prior to its expiration. Amounts Surrendered, transferred, or annuitized from a Guarantee Period prior to its expiration may be subject to an MVA. An MVA may be positive, negative, or equal to zero. In addition to an MVA, a surrender charge may apply to a Surrender from a Guarantee Period prior to its expiration. See F. "Charges, Fees, and Adjustments" in the section of the prospectus titled "The Contract" for more information.
We will send you a written notice at least 44 days before the expiration of an ongoing Guarantee Period notifying you of the upcoming expiration of your present Guarantee Period and outlining your options for renewal or reallocation of your Contract Value. Guarantee Rates for new Guarantee Periods will be declared at the start of the new Guarantee Period. We will advise you of the Guarantee Rate for a new Guarantee Period at the time we execute a transfer you have requested, or at the time a new Guarantee Period begins. You or your Financial Intermediary may also obtain information about the Guarantee Rates by contacting us at 1-800-862-6668.
At the end of each Guarantee Period, you have the following options:
• Do nothing, in which event your Contract Value will automatically transfer to the Default Guarantee Period;
• Reallocate your Contract Value to a subsequent Guarantee Period of the same duration, if available;
• Reallocate (or transfer) your Contract Value to an available Guarantee Period of a different duration, if any;
• Annuitize your Contract; and/or
• Take a Full or Partial Surrender (if taking a Partial Surrender, instructions are needed for your remaining Contract Value).
Please note that you cannot reallocate (or transfer) Contract Value to a Guarantee Period that extends beyond your Annuity Commencement Date (or Option End Date for beneficiary continued contracts).
Unless we receive written instructions from you selecting a subsequent Guarantee Period, your Contract Value will automatically be moved to the Default Guarantee Period and will remain in the Default Guarantee Period until you select a subsequent Guarantee Period from among those durations then made available to you. If you transfer your Contract Value directly to a new Guarantee Period, then you will have a thirty (30) day grace period to decide whether you would like to switch into another then available Guarantee Period in which event we will not apply a Surrender Charge or MVA. The amount transferred into a new Guarantee Period is equal to the Contract Value on the date of the transfer.
Contract Value will automatically be moved to the Default Guarantee Period at the end of each Guarantee Period and will remain in the Default Guarantee Period until you select a subsequent Guarantee Period from among those durations then made available to you. You can only invest in the Default Guarantee Period at the end of any Guarantee Period.
You may transfer Contract Value into a then available Guarantee Period at any time while invested in the Default Guarantee Period. We will periodically declare new annual interest rates for the Default Guarantee Period. We may reset the rate of interest paid on Contract Value invested in the Default Guarantee Period annually or less frequently based on the duration of your Default Guarantee Period. In no event will interest rates for the Default Guarantee Period be less than 1%, the non-forfeiture interest rate applicable in your state, or result in a cash surrender value that is less than your state's minimum non-forfeiture amount.
While invested in the Default Guarantee Period, you may make a partial Surrender, Full Surrender or annuitize your Contract without incurring Surrender Charges or a MVA.
C. Transfers Between Investment Options
End of Guarantee Period Transfers
You may transfer Contract Value in a matured Guarantee Period to an available new Guarantee Period or to the Default Guarantee Period at the end of your current Guarantee Period or within 30 days after the start of the next Guarantee period. However, you cannot transfer Contract Value to a Guarantee Period that extends beyond your Annuity Commencement Date (or Option End Date for beneficiary continued contracts).
We must receive your transfer request before the expiration of the ongoing Guarantee Period or no later than the first 30 days after a new Guarantee Period begins. Please note:
• If we receive your transfer request before the end of the ongoing Guarantee Period, the request will be effective on the next Business Day after the expiration of the Guarantee Period. No MVA will apply to the transfer.
• If we receive no instructions, the Contract Value will be transferred to the Default Guarantee Period on the next Business Day after the expiration of the Guarantee Period. No MVA will apply to the transfer.
• If we receive your transfer request during the first 30 days after a new Guarantee Period begins, the request will be effective on the Business Day that we receive your request. If the transfer is to a Guarantee Period, the transfer will be subject to an MVA, which may be negative.If the transfer is to the Default Guarantee Period, no MVA will apply.
The amount transferred is equal to the Contract Value on the date of the transfer after reflecting any applicable MVA. See The Contract – F. Charges, Fees, and Adjustments – Market Value Adjustment for more information about MVAs.
Transfers are not subject to surrender charges. However, when starting a new Guarantee Period, the surrender charge schedule will reset and no credit will be given for the time spent in any previous Guarantee Period.
Interim Guarantee Period Transfers
Once each Contract Year, beginning after the first Contract Year, you may transfer from one Guarantee Period to another then available Guarantee Period outside of the window described in “End of Guarantee Period Transfers” above. Please note that, when exercising this transfer right, the new Guarantee Period must be (i) at least five (5) years or longer (subject to availability), and (ii) cannot not extend beyond your Annuity Commencement Date (or Option End Date for beneficiary continued contracts).

A transfer described in this section will be subject to an MVA, which may be negative. The amount transferred into the new Guarantee Period is equal to the Contract Value on the date of the transfer after reflecting the MVA. The request will be effective on the Business Day that we receive your request. See The Contract – F. Charges, Fees, and Adjustments – Market Value Adjustment for more information about MVAs.
Transfers are not subject to surrender charges. However, when starting a new Guarantee Period, the surrender charge schedule will reset and no credit will be given for the time spent in any previous Guarantee Period.
You may not transfer your Contract Value to another Guarantee Period once you have chosen a Guarantee Period. However, if you are invested in the Default Guarantee Period, you may transfer Contract Value to another then available Guarantee Period at any time, provided that the duration of the new Guarantee Period does not extend beyond your Annuity Commencement Date (or option end date for Beneficiary continued contracts).
Transfers into and from the Default Guarantee Period
You may elect to have your Contract Value transferred into the Default Guarantee Period at the end of a Guarantee Period or during the first 30 days after a new Guarantee Period begins. If no instructions are given, your Contract Value will be transferred automatically into the Default Guarantee Period at the end of the Guarantee Period. See “End of Guarantee Period Transfers,” above.
You may instruct us to transfer your Contract Value from the Default Guarantee Period into a new Guarantee Period, subject to the declared Guarantee Rate, at any time. The effective date of the new Guarantee Period will be the transfer date from the Default Guarantee Period to the new Guarantee Period. The transfer will not be subject to surrender charges or an MVA. However, when starting a new Guarantee Period, the surrender charge schedule will reset and no credit will be given for the time spent in any previous Guarantee Period.
Once a death notification is added to the Contract, the funds remain invested as is, until settlement instructions are received. If no claim is submitted prior tot he end of the dormancy period, funds are remitted to the decedent's state.
D. The Contract Value
How is the value of my Contract calculated before the Annuity Commencement Date?
We calculate your Contract Value by deducting any applicable premium tax from your Premium Payment, or your rollover or renewed Contract Value if you are in a subsequent Guarantee Period. We then credit your Contract Value on a daily basis with an amount that is equivalent to the applicable Guarantee Rate or interest rate on an annual basis and deduct any Partial Surrenders (including surrender charges and any MVA).
E. Other Features
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Automatic Income Program	Provides for automatic, periodic Partial Surrenders of the Annual Free Withdrawal Amount from the Guarantee Periods.
•Partial Surrenders may occur monthly, quarterly, semi-annually or annually.
•Minimum amount of each Surrender is $100.
•Contract Value must be at least $500 after a program Surrender
•Default Guarantee Period excluded. Investment in the Default Guarantee Period will cause the program to terminate.
•Amounts Surrendered count toward the Annual Free Withdrawal Amount.
•Program Surrenders will reduce the Death Benefit, perhaps significantly.

Extended Withdrawal Privilege Rider	Permits Surrenders from the Guarantee Periods up to the amount permitted by the Rider without incurring any surrender charges or MVA that would otherwise apply.
•Applies when the Annuitant reaches the required beginning date (age 70½, 72, 73, or 75 depending on their date of birth).
•Default Guarantee Period is excluded.
•Surrenders will reduce the Death Benefit, perhaps significantly.

Death Benefit	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment equal to the Contract Value.	•Partial Surrenders (including surrender charges, taxes, and negative MVAs) will reduce the Death Benefit, perhaps significantly.
Hospital, nursing home, or long-term care facility confinement waiver	Provides a waiver of surrender charges on Full and Partial Surrenders if a covered person is confined to a defined facility.
•A covered person must be confined to a qualifying facility for at least 180 calendar days.
•Other conditions prescribed by the waiver must be met for the waiver to apply.
•Negative MVA and taxes may apply to amounts Surrendered from a Guarantee Period.
•May not be available in all states.

You may enroll in the following features (sometimes called a "Program") for no additional fee.
Automatic Income Program
This systematic withdrawal feature allows you to make Partial Surrenders up to your Annual Free Withdrawal Amount from the Guarantee Periods each Contract Year. You can choose the frequency of Partial Surrenders from:
• monthly
• quarterly
• semiannually
• annually
The minimum Surrender is $100. There is a $500 minimum balance required after a Partial Surrender.Amounts Surrendered count toward the Annual Free Withdrawal Amount. You may not be invested in the Default Guarantee Period while enrolled in this program. If at the end of a Guarantee Period you elect to transfer your Contract Value to the Default Guarantee Period, your enrollment in this Program will automatically discontinue.
Extended Withdrawal Privilege Rider
When the Annuitant reaches the required beginning date (age 70½, 72, 73, or 75 depending on their date of birth), the annual Extended Withdrawal Privilege permits Surrenders up to the amount permitted by the Rider without incurring any surrender charges or MVA that would otherwise apply. The annual Extended Withdrawal Privilege on the Contract is the greater of:
• the Annual Free Withdrawal Amount; or
• the amount based on multiplying the Contract Value on December 31st of the previous calendar year by a percentage taken from the IRS tables currently in use, less Surrenders made during the current Contract Year.
Any Surrender greater than either of the two amounts described above will be subject to any applicable surrender charges and an MVA. Contract Value in the Default Guarantee Period is excluded from the Rider (surrender charges and MVAs do no apply to the Default Guarantee Period).
Reinstatement
The Owner has the option to request a reinstatement after a Surrender (Partial or Full) upon return of the check with a written letter of instruction to us. Surrender charges from the Surrender will be credited back to the Contract Value.
F. Charges, Fees, and Adjustments
Surrender Charges
Surrender charges cover some of the expenses relating to the sale and distribution of the Contract, including commissions paid to Financial Intermediaries and the cost of preparing sales literature and other promotional activities.
Except as discussed below, we assess a surrender charge when you request a Full or Partial Surrender. Surrender charges vary according to the following schedule (subject to state variations).

Surrender Charge

Guarantee Period Year (1)	Initial Guarantee Period	Subsequent Guarantee Period
1	6%	4%
2	6%	3%
3	5%	2%
4	4%	2%
5	3%	2%

6 to 10	2%	2%
11+	0%	0%

(1) A Guarantee Period Year is measured from the Contract Issue Date, renewal date or transfer date from the Default Guarantee Period into another then available Guarantee Period, as applicable, until the surrender date. The Surrender Charge schedule will reset at the commencement of each new Guarantee Period. Guarantee Period Years are non-cumulative which means that you will not be given credit for the time spent in a previous Guarantee Period.
When you request a surrender, we deduct the dollar amount you request from your Contract Value. Then we subtract the Annual Free Withdrawal Amount from funds then assigned to a Guarantee Period. This difference is then the amount subject to a surrender charge. We then determine the appropriate percentage of surrender charge to be deducted by reference to the applicable Surrender Charge Period. We deduct the surrender charge from the amount to be Surrendered, and, provided there is no MVA, pay you that amount. Surrender charges are applied prior to assessing an MVA.
A Guarantee Period Year is measured from the Contract issue date, renewal date or Guarantee Period transfer date, as applicable to the Surrender date. The surrender charge schedule will reset at each Guarantee Period renewal or transfer, and no credit will be given for the time spent in previous Guarantee Periods.
The following situations are NOT subject to a surrender charge:
• Surrenders made at the end of a Guarantee Period or within the first 30 days after electing a subsequent Guarantee Period;
• Partial Surrenders of not more than the Annual Free Withdrawal Amount;
• Upon death of the Annuitant, joint Owner or Owner;
• Admission to a nursing facility after satisfying certain conditions discussed below;
• Upon annuitization of your Contract (Annuity Commencement Date);
• Permissible duration exchanges;
• Full surrenders when Contract Value is invested in the Default Guarantee Period; and/or
• Required Minimum Distributions from IRAs.
We will waive any surrender charge applicable to a Partial or Full Surrender if you, the joint owner or the Annuitant, is confined, at the recommendation of a physician for medically necessary reasons, for at least 180 calendar days to a:
a. hospital recognized as a general hospital by the proper authority of the state in which it is located;
b. hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;
c. facility certified by Medicare as a hospital or long-term care facility; or
d. nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For the waiver to apply, you must:
a. have owned the Contract continuously since it was issued;
b. provide written proof of confinement satisfactory to us; and
c. request the surrender within 91 calendar days of the last day of confinement.
This waiver is not available if you, the joint Owner or the Annuitant is confined to any of the foregoing facilities when you purchased the Contract. An MVA, taxes and tax penalties may still be applicable. This waiver may not be available in all states.
Market Value Adjustment
We may apply an MVA to amounts in a Guarantee Period that are Surrendered (including Partial and Full Surrenders), transferred, or annuitized prior to the end of the Guarantee Period. An MVA is a positive, negative, or zero adjustment to the proceeds of your transaction. The MVA is applied in the determination of your Net Surrender Value after the Annual Free Withdrawal Amount (if applicable) is taken into consideration, if applicable, and after any applicable surrender charges are deducted.A negative MVA will result in loss, and this loss may be significant. You could lose your principal investment and any previously-credited earnings in the Contract. In extreme circumstances, you could lose up to 100% of the amount Surrendered, transferred, or annuitized due to a negative MVA.
The purpose of the MVA is to generally transfer from us to you the risk of you prematurely liquidating your investment in a Guarantee Period, which helps to protect us from losses on the fixed income investments that we acquire in support of our Contract guarantees. We assume that you will keep your Premium Payments invested for the duration of the Guarantee Period selected. We invest in various fixed income investments and hedging strategies to support Guarantee Rates. We may lose money if we are required to prematurely liquidate these investments at a discount. The MVA is intended to neutrally assess the charge you must pay to make up for certain losses we incur.

The amount of the MVA is based on a formula that takes into account changes in market interest rates and the amount of time left in your Guarantee Period at the time of your transaction.There is no minimum percentage of Contract Value that is exempt from an MVA. In general, in the event that you make a Surrender or other transaction at a time when interest rates have declined, the MVA will result in a positive adjustment, which will increase the proceeds of your transaction. On the other hand, if you make a Surrender or other transaction at a time when interest rates have increased, the MVA will result in a negative adjustment, which will decrease the proceeds of your transaction.
You may contact us for more information regarding the data used in the MVA formula. Detailed information about MVA calculations can be found in the SAI under “Market Value Adjustment Calculations.”
MVAs do not apply to the following:
• Partial Surrenders from a Guarantee Period of not more than the Annual Free Withdrawal Amount;
• Transfers into the Default Guarantee Period;
• Surrender, transfer, or annuitization from a Guarantee Period on the date that the current Guarantee Period ends;
• Surrender, transfer, or annuitization from the Default Guarantee Period;
• A Death Benefit; or
• Required Minimum Distribution from an IRA.
An MVA, if applicable, will affect your Net Surrender Value. A negative MVA will reduce the value of your Contract and its benefits, including the Death Benefit, perhaps significantly.
You may obtain information concerning the current value of an MVA by contacting us at 1-800-862-6668. However, MVAs fluctuate daily, and the value of the MVA quoted may change by the time your transaction is executed.
Premium Taxes
A deduction is also made for premium taxes, if any, imposed on us by a state, municipality, or other governmental entity. The tax, currently ranging from 0% to 3.5%, is assessed at the time Premium Payments are made or when Annuity Payouts begin. We will pay premium taxes at the time imposed under applicable law. We, in our sole discretion, may deduct premium taxes at the time we pay such taxes to the applicable taxing authorities, upon Surrender, or when Annuity Payouts commence.
Other Charges
We may offer reduced fees and charges for certain Contracts that may result in decreased costs and expenses.
G. Surrenders
You cannot take any of the money out of your Contract after the Annuity Period begins. Before the Annuity Period, you can take out all of your Contract's value (Full Surrender) or part of it (Partial Surrender). There is a $500 minimum balance required after a Partial Surrender.
If you make a Surrender, you may:
• have to pay a Surrender charge,
• incur an MVA and
• have to pay income tax on the amount you take out and, if you Surrender before you are age 59½, you may have to pay an income tax penalty.
Are there any restrictions on Partial Surrenders?
Yes. If you request a Partial Surrender before the Annuity Period, there are two restrictions:
• The amount you want to Surrender must be at least equal to $500 — our current minimum for Partial Surrenders, and
• The Contract must equal or exceed the Minimum Contract Value after the Surrender, which is $500.
The above restrictions do not apply to the Annual Free Withdrawal Amount.
We reserve the right to terminate your Contract and pay you the Contract Value minus any applicable charges or adjustments if your Contract Value is under the Minimum Contract Value after the Partial Surrender.
Partial Surrenders (including surrender charges, taxes, and MVAs) will reduce the Contract Value and the Death Benefit, perhaps significantly. Amounts in a Guarantee Period that are Surrendered (including Full and Partial Surrenders) prior to the end of the Guarantee Period may be subject to an MVA. An MVA may be positive, negative, or zero. A negative MVA will result in loss, and this loss may be significant. See The Contract – F. Charges, Fees, and Adjustments – Market Value Adjustment for more information on MVAs.
How do I request a Surrender?
Requests for Surrenders must be in writing. To request a Full or Partial Surrender, complete a surrender form or send us a letter. We will also accept fax requests for a Full or Partial Surrender from a completed surrender form or a letter of instruction. The surrender form or letter of instruction should be signed by you, stating:

• the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges;
• your tax withholding amount or percentage, if any; and
• your mailing address or wire instructions.
You may also elect to enroll in tele-redemption or can request Partial Surrenders through our website www.talcott.com. See J. Miscellaneous - 10. Telephone Transfers for additional information about contacting us.
If there are joint Owners, both must authorize all Surrenders.
We may defer payment of any Partial or Full Surrender for a period not exceeding six months from the date of our receipt of your notice of surrender or the period permitted by state insurance law, if less. If we defer payment more than 30 days, we will pay interest per annum of at least the statutory required minimum interest rate then in effect on the amount deferred.
What tax consequences are associated with Surrenders?
Prior to age 59 ½ — If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
More than one Contract issued in the same calendar year — If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
H. Death Benefit
What is the Death Benefit and how is it calculated?
The Contract includes a standard Death Benefit for no additional charge.Before we begin to make Annuity Payouts, we will pay a Death Benefit upon the death of the Owner, joint Owner or Annuitant, provided there is no surviving Contingent Annuitant. The Death Benefit is calculated as of the date we receive a certified death certificate or other legal document acceptable to us at our Administrative Office. The Death Benefit we pay is equal to the Contract Value on the date we receive the requisite documents. For example, if your Contract Value is $100,000 as of the date that the Death Benefit is calculated, the Death Benefit will equal $100,000. The Death Benefit calculation is not subject to an MVA.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. An Owner may designate the manner in which the Beneficiary will receive the Death Benefit. The Death Benefit amount remains invested until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
Unless we are otherwise instructed, we may in our discretion, issue the Beneficiary a draft book if your Beneficiary elects to receive the Death Benefit amount as a lump sum payment. The Beneficiary can write one draft for total payment of the Death Benefit, or write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment. Interest will be taxable to the Beneficiary in the tax year that it is credited. We may issue a check to the Beneficiary if the Beneficiary resides, or the Contract was purchased, in a state that imposes restrictions on this method of payment.
The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five (5) years from the date of death if death occurred before the Annuity Commencement Date. The Beneficiary can take surrenders without paying surrender charges.
We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA. For details on specific limitations pertaining to IRAs and other Tax-Qualified contracts please see "Federal Tax Considerations" Section I “Information Regarding Tax-Qualified Retirement Plans.”
Required Distributions — if the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five (5) years after death. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five (5) years.

If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option with a payout upon Death Benefit, any remaining value must be distributed at least as rapidly as under the Annuity Payout Option being used as of the Owner's death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
Additional limitations and requirements for distributions apply to Tax Qualified contracts. Please see "Federal Tax Considerations.”
What should the Beneficiary consider?
Alternatives to the Required Distributions — the selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one (1) year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal contract continuation — if the Owner dies, the Owner's spouse (if allowed under applicable federal tax law), if named as sole Beneficiary, may elect to continue the Contract as the new Owner. This spousal continuation is available only once for each Contract. The spouse may alternatively elect to receive the Death Benefit in one lump sum payment or have the Death Benefit paid under one of the Annuity Payout Options.
In the event of the death of the Owner when there is no joint Owner, the Annuitant (Contingent Annuitant if applicable) is alive and the spouse is the sole beneficiary, unless the spouse elects to be paid through another death benefit option, the Contract will continue with the spouse as the Owner and all rights of the original Owner shall become the spouse's.
Death Benefit while in the Default Guarantee Period
If the Contract Owner or Annuitant dies while the Contract Value is allocated to the Default Guarantee Period, and we do not receive a payment election as provided in the Settlement of Death Benefit provision of the Contract prior to the expiration date of the Default Guarantee Period, the Contract Value will remain in the Default Guarantee Period until instructions to transfer to an applicable Guarantee Period.
Who will receive the Death Benefit?
The distribution of the Death Benefit is based on whether death is before, on or after the Annuity Commencement Date. The following tables describe common scenarios. Under certain circumstances; however, a Death Benefit may not be payable.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Owner	There is a surviving joint Owner	The Annuitant is living or deceased	Joint Owner receives the Death Benefit.
Owner	There is no surviving joint Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Owner	There is no surviving joint Owner or surviving Beneficiary	The Annuitant is living or deceased	Owner's estate receives the Death Benefit.
Annuitant	The Annuitant is also the Owner	There is no named Contingent Annuitant or there is no Contingent Annuitant	Designated Beneficiary receives the Death Benefit.
Annuitant	The Owner is living	There is no named Contingent Annuitant	The Owner is presumed to be the Contingent Annuitant and the Contract continues. The Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, the designated Beneficiary remains the Beneficiary and the Contract continues.

If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Owner	The Annuitant is living	Designated Beneficiary becomes the Owner and Payments continue.
Annuitant	The Owner is living	Owner receives the Death Benefit.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the Death Benefit.

I. Annuity Payouts
1. When do you want Annuity Payouts to begin?
You select an Annuity Commencement Date when you purchase your Contract or at any time before we begin making Annuity Payouts. You may change the Annuity Commencement Date by notifying us before we begin to make Annuity Payouts.
The Annuity Commencement Date cannot be deferred beyond the end of the Guarantee Period immediately following the Annuitant's 90th birthday or the end of the Guarantee Period immediately following the end of the 10th Contract Year, whichever is later. You may elect a later date to begin receiving payments, subject to the laws and regulations then in effect, your broker-dealer's protocols, if any and our prior approval. Unless you elect an Annuity Payout Option before the Annuity Commencement Date, we will begin to make Annuity Payouts under the Life Annuity with a 10-Year Period Certain Annuity Payout Option.
If the Annuity Commencement Date does not coincide with the end of a Guarantee Period, an MVA will apply. In that case, we will determine the amount available for Annuity Payouts by taking your Contract Value, deducting any applicable premium taxes and then multiplying that amount by the MVA. No MVA will apply if the Annuity Commencement Date coincides with the end of your Guarantee Period.
If you rollover into a subsequent Guarantee Period or transfer to a Guarantee Period of a different duration, you cannot rollover or transfer into a Guarantee Period with a duration that will take you past your Annuity Commencement Date. For example, if you elected to begin Annuity Payouts on your Annuitant's 90th birthday and your Annuitant is 87 years old, you would not be able to rollover or transfer into a new Guarantee Period with a duration longer than three (3) years unless you extended your Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date.
Surrenders are not available during the Annuity Period. The Death Benefit terminates upon entering the Annuity Period. No amounts will be payable upon death unless your Annuity Payout Option provides otherwise.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once Annuity Payouts begin, you cannot change the Annuity Payout Option.
Life Annuity — We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first Payout, two Annuity Payouts if the Annuitant dies after the second Payout, and so forth.
Life Annuity with a Cash Refund — We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. At the death of the Annuitant, if the Contract Value on the Annuity Commencement Date minus any premium tax is greater than the sum of all Annuity Payouts already made, any difference will be paid to the Beneficiary.
Life Annuity with Payments for a Period Certain — We make Annuity Payouts during the lifetime of the Annuitant but Annuity Payouts are at least guaranteed for a period of time you select between five (5) years and 100 years minus the age of the Annuitant. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of years, then the Beneficiary may elect to (a) continue Annuity Payouts for the remainder of the minimum elected number of years or (b) receive the commuted value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
Joint and Last Survivor Life Annuity — We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
• Remain the same at 100%, or
• Decrease to 66.67%, or

• Decrease to 50%.
The percentages represent actual dollar amounts. The percentage will also affect the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity with Payments for a Period Certain — We make Annuity Payouts for so long as either the Annuitant or Joint Annuitant is living, but Annuity Payouts are at least guaranteed for a period of time you select between five (5) years and 100 years minus the age of the Annuitant. If at the death of the last surviving Annuitant, payments have been made for less than the period selected, the remaining payments will be made to the Beneficiary or the Beneficiary can elect to receive the present value of the remaining payments in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations. To calculate the present value we will use an interest rate determined in our discretion. When choosing this option, you must decide what will happen to the Annuity Payments after the first Annuitant dies. You must select Annuity Payouts that:
• Remain the same at 100%, or
• Decrease to 66.67%, or
• Decrease to 50%.
The percentages reflect actual dollar amounts. The percentage will also affect the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments For a Period Certain — We will make Annuity Payouts for the number of years that you select. During the first Contract Year, you can select any period between ten (10) years and 100 years minus the Annuitant's age. After the first Contract Year, you can select any period between five (5) and 100 years minus the Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the period certain, then the Beneficiary may elect to (a) continue Annuity Payouts for the remainder of the minimum elected number of years or (b) receive the commuted value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
• You cannot Surrender your Contract once Annuity Payouts begin.
• Qualified Contracts — if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
• Automatic Annuity Payments — if you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain.
Annuity Proceeds Annuity Option — Amounts otherwise payable as a Death Benefit left in the Contract for a period not to exceed five (5) years from the date of any Contract Owner or Annuitant's death prior to the Annuity Commencement Date will remain in the same Guarantee Period and continue to earn the same interest rate as at the time of death. If the Guarantee Period ends before the end of the five (5) year period, the beneficiary may elect a new Guarantee Period with a duration closest to, but not to exceed the time remaining in the period of five (5) years from the date of the Contract Owner's or Annuitant's death. Full or Partial Surrenders may be made at any time. In the event of any surrender; however, the remaining value will equal the death benefit, minus any Gross Surrender Values, plus any interest earned.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
• monthly
• quarterly
• semiannually
• annually
Once you select a frequency, it cannot be changed after the Annuity Commencement Date. If you do not make a selection, the Payee will receive monthly Annuity Payouts. The first payment must be at least equal to the minimum payment amount according to our rules then in effect. If at any time, payments become less than the minimum payment amount, we have the right to change the payment frequency to meet the minimum payment requirements. If any payment amount is less than the minimum annual payment amount, we may make an alternative arrangement with you.
4. How are Annuity Payouts calculated?
The Tables in the Contract provide for guaranteed dollar amounts of monthly payments for each $1,000 applied under the Annuity Payout Options. Under the Life Annuity, Life Annuity with Cash Refund and Life Annuity with Payments for a Period

Certain, the amount of each Annuity Payout will depend upon the age and gender of the Annuitant at the time the first Annuity Payout is due. Under the Joint and Last Survivor Life Annuity and Joint and Last Survivor Life Annuity with Payments for a Period Certain, the amount of the first Annuity Payout will depend upon the gender of both Annuitants and their ages at the time the Annuity Payout is due.
Gender will not be used to determine the amount of the Annuity Payouts if the Contract is issued to qualify under certain sections of the Code. If gender is used to determine the amount of Annuity Payouts, the Annuity tables in the Contract will provide guaranteed minimum rates of payment for male Annuitants and female Annuitants.
The fixed payment Annuity tables for the Annuity Payout Options, except for Payments for a Period Certain Annuity Payout Option are based on the Annuity 2000 Mortality Table projected forward using Projection Scale AA, an annuitization year of 2010, and an interest rate of 1.5%. The table for the Payments for a Period Certain Annuity Payout Option is based on an interest rate of 1.5% per annum.
The Annuity tables for the Annuity Payout Options, except for Payments for a Period Certain Annuity Payout Option are age dependent. The amount of the first payment will be based on an age a specified number of years younger than the Annuitant's then attained age. The age setback is as follows:

Date of First Payment	Revised Age
Prior to 2025	2 years
2025 - 2029	3 years
2030 - 2039	4 years
2040 - 2049	5 years
2050 or later	6 years

Miscellaneous
1. Ownership Changes
We reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral.
2. Assignment
A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
To the extent permitted by state law, we reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to qualify for the exemption from 1934 Act reporting under Rule 12h-7.
3 . Speculative Investing
Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. By purchasing this Contract you represent and warrant that you are not using this product, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
4. Amendment of Contracts
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required in order to conform the Contract to applicable law. No modification will affect the method by which Contract Values are determined. We will notify you in writing of any Contract amendments.
5. State Variations
Your Contract may be subject to variations required by various State insurance departments. Variations are subject to change without notice.
California, Connecticut and New Jersey - In addition to a surviving spouse who is the designated beneficiary, contract continuation is available for a designated beneficiary who is a registered domestic partner or civil union partner pursuant to, or otherwise recognized by, state law, subject to the provisions of section 72(s)(3) of the Internal Revenue Code. In the event the designated beneficiary seeks to continue the contract, and the designated beneficiary is not treated as the "holder" under section 72(s)(3) of the Internal Revenue Code (which is the case under current federal law for a civil union or domestic partner), the distribution requirements of Internal Revenue Code section 72(s)(1) and (2) (which require distributions to begin within five (5) years of the death of holder or at least as rapidly as the distribution method previously commenced by the holder) shall apply. Contract continuation may be elected once with respect to this contract.
Florida - This Contract is not available.
Maryland - No full or partial surrenders at the end of a Guarantee Period shall be subject to a Surrender Charge or MVA for Charitable Remainder Trusts only.
Massachusetts - Nursing home waiver of Surrender Charge rider is not permitted.
New York - The minimum annuity payment is $20; The maximum Annuity Commencement Date cannot occur beyond the annuitant's 90th birthday and 364 days; The surrender charge is as follows:

Guarantee	Initial	Subsequent Guarantee Period
Period Year	Guarantee Period	Five years or longer	Four years	Three years	Two years	One year
1	7%	5%	4%	3%	2%	1%
2	6%	4%	3%	2%	1%	0%
3	5%	3%	2%	1%	0%	0%
4	4%	2%	1%	0%	0%	0%
5	3%	1%	0%	0%	0%	0%
6	2%	0%	0%	0%	0%	0%
7	1%	0%	0%	0%	0%	0%
8	0%	0%	0%	0%	0%	0%
9	0%	0%	0%	0%	0%	0%
10	0%	0%	0%	0%	0%	0%
Pennsylvania - The eligible confinement requirement under the nursing home sales charge waiver is reduced from 180 to 90 days.
Texas - The surrender charge is as follows:

Guarantee Period Year	Initial Guarantee Period	Subsequent Guarantee Period
1	6%	4%
2	6%	3%
3	5%	2%
4	4%	2%
5	3%	2%
6	2%	2%
7	2%	2%
8	2%	2%
9	1%	1%
10	0%	0%
Utah - The surrender charge is as follows:

Guarantee Period Year	Initial Guarantee Period	Subsequent Guarantee Period
1	6%	4%
2	6%	3%
3	5%	2%
4	4%	2%
5	3%	2%
6	2%	2%
7	2%	2%
8	2%	2%
9	1%	1%

10	0%	0%

6. The Company
Talcott Resolution is a stock life insurance company. Talcott Resolution is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.
We are obligated to pay all amounts promised to investors under the Contract, subject to our financial strength and claims-paying ability.
Status Pursuant to Securities Exchange Act of 1934
Talcott Resolution relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.
7 . Investments by Talcott Resolution
Our obligations under the Contract ( i.e. , credited interest, Death Benefits, and Annuity Payouts) are funded by our general account. Our obligations under the Contract are subject to our claims-paying ability and financial strength.
Our assets must be invested in accordance with the requirements established by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate and commercial mortgages, real estate and certain other investments.
Contract reserves will be accounted for in a non-unitized, non-insulated separate account. Separate account assets may be commingled with investments from other modified guaranty annuity contracts. Owners have no priority claims on assets accounted for in this separate account. All our assets, including those accounted for in this separate account, are available to meet the guarantees under the Contracts and are available to meet our general obligations. Subject to state insurance department approvals, we may transfer assets between the separate account and our general account from time to time.
In establishing Guarantee Rates for Guarantee Periods and interest rates for the Default Guarantee Period, we intend to take into account the yields available on the instruments in which we intend to invest the proceeds from the Contracts. Our investment strategy with respect to the proceeds attributable to the Contracts will generally be to invest in investment-grade (or comparable investment quality) debt instruments having durations tending to match the applicable Guarantee Periods. The foregoing notwithstanding, we may also invest in other securities; including but not limited to, U.S. Treasury obligations, U.S. Government agency and instrumentality obligations, mortgage-backed securities and high-yield (junk) bonds. We are not obligated to invest the proceeds attributable to the Contract according to any particular strategy, except as may be required by applicable law. The investment strategy applied to separate account investments from these contracts may not necessarily be consistent with investment strategies applied with respect to investments from other modified guaranty annuity contract investments held within this separate account.
Assets and reserves associated with the Default Guarantee Period will be held in our General Account. Owners have no priority claims on assets accounted for in this account. All our assets are available to meet the guarantees under the Contracts and are available to meet our general obligations.
8. Financial Statements
The financial statements for Talcott Resolution are included in the SAI. To receive a copy of the SAI free of charge, call your investment professional or contact us. The back cover page of this prospectus includes instructions on how to request an SAI from us.
9. How Contracts are sold
This Contract is no longer available for purchase.
We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company, Inc. (“TDC”) under which TDC serves as the principal underwriter for the Contracts. TDC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TDC is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2024. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.
Financial Intermediaries receive commissions. Certain selected Financial Intermediaries also receive additional compensation. All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediary’s internal compensation practices.
Commission arrangements may vary from one Financial Intermediary to another. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
You may be able to exchange one tax-deferred annuity for another without paying taxes on the earnings when you make the exchange. Before you do, compare the benefits, features and costs of the two annuities. You may pay a surrender charge and MVA if you make the exchange during a Guarantee Period. Also, you may pay a surrender charge if you make withdrawals from the new annuity during the first years you own it.
10. Telephone Transfers
You may transfer your Contract Value to the Default Guarantee Period or effect a variety of financial transactions by telephone. We will use reasonable procedures to confirm that your instructions are genuine. We require verification of account information and will record telephone instructions. You will receive written confirmation of all financial transactions.
We may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that we reasonably believe to be genuine.
We may modify or terminate these privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility or due to circumstances beyond our control. We are not responsible for lost investment opportunities associated with your failure to transact business with us through the Internet, Interactive Voice Response or over the telephone.
Legal Opinion
Christopher Grinnell, Associate General Counsel for Talcott Resolution has passed upon the validity of the interests in the Contracts described in this prospectus.
Cybersecurity and Disruptions to Business Operations
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.
We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
Legal Proceedings
We are involved in claims litigation arising in the ordinary course of business with respect to group and individual life insurance products and annuity contracts. We account for such activity through the establishment of reserves for future policy benefits. We do not believe that there are any legal proceedings that are likely to have a material adverse effect on our ability to meet our obligations under the Contracts or the ability of TDC to perform its obligations as principal underwriter.
Federal Tax Considerations

A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the Internal Revenue Service ("IRS") (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trusts or estates that are subject to United States federal income tax, regardless of the source of their income. See "Non-Resident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons.
This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation .
We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing "Federal Tax Considerations," the term "spouse" means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of Talcott Resolution and the Separate Account
We are taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. We will own the assets underlying the Contracts. The income earned on such assets will be our income.
C. Taxation of Annuities - General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.  Non-Natural Persons as Owners
If a non-natural person (e.g., a corporation or a trust) owns a Non- Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.
2.  Other Contract Owners (Natural Persons).
An owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts, which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding of certain income thresholds.

a.  Amounts Received as an Annuity.
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.”
i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".
b.  Amounts Not Received as an Annuity.
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
vii. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services and you elect to pay the advisory fee by taking withdrawals from your Contract Value, any amounts paid may be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. and in general may be subject to federal and state income taxes and a 10% federal penalty tax.
c.  Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.b., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.  10% Penalty Tax - Applicable to Certain Withdrawals and Annuity Payments.
i.  If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii.  The 10% penalty tax will not apply to the following distributions:
1.  Distributions made on or after the date the taxpayer has attained the age of 59½.
2.  Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3.  Distributions attributable to a taxpayer becoming disabled.
4.  A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).
5.  Distributions made under certain annuities issued in connection with structured settlement agreements.
6.  Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).
7.  Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.  Required Distributions.
i.  Death of owner or primary Annuitant
Subject to the alternative election or spouse beneficiary provisions in ii or iii below:
1.  If any owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.  If any owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.  If the owner is not an individual, then for purposes of 1 or 2 above, the primary annuitant under the Contract shall be treated as the owner, and any change in the primary annuitant shall be treated as the death of the owner. The primary Annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.  Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of an owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the owner's death.
iii.  Spouse Beneficiary
If any portion of the interest of an owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.
iv.  Civil Union or Domestic Partner
Upon the death of the Contract owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract owner, rather than the spouse of the Contract owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract owner.
f.  Addition of Rider or Material Change
The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
g.  Partial Exchanges

The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the recipient is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.  Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless the recipient elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.  Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding according to current default methodology, unless the recipient elects otherwise. A recipient may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. If the necessary "election out" forms are not submitted to us in a timely manner, we will withhold tax as if the recipient were single claiming zero exemptions, and remit the tax to the IRS.
Generally, no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the recipient is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. You also may be required to pay penalties under the estimated income tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" below for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser's beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information. Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

H. Transfers, Assignments or Exchanges of a Contract
A transfer or assignment of ownership of a Contract, the designation of an annuitant other than the owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.
I. Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the owner of a Contract, as recorded on our books and records. If you are purchasing a Qualified Contract, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Account Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, or other restrictions and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities ("IRAs").
In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a "Deemed IRA" under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.  Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible to make contributions, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions ("RMDs") when the owner reaches their required beginning date (age 70½, 72, 73, or 75 depending on their date of birth) or dies, as described below, may result in imposition of a 25% (after 2022) or 50% (before 2023) additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless an exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to your Traditional IRA or another Qualified Plan. In addition, under Code Section 402(c)(11), a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
b.  SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer contributions, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
c.  SIMPLE IRAs
The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% or 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.  Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract owner's lifetime. Generally, however, upon the owner's death the amount remaining in a Roth IRA must be distributed in accordance with the rules similar to those of a traditional IRA. Prior to January 1, 2018, the owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Deferred Compensation Plans under Section 457 ("Section 457 Plans")
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($23,500 for 2025). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) distributions made after 12/29/2025 for qualified long term care distributions as described in Code Section 401(a)(39).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).
4. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Account Value at the time of distribution. In many cases, the “investment in the contract” under a Qualified Contract can be zero.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer or, during 2011, certain distributions from an IRA for charitable purposes). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

5. Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take required minimum distributions ("RMDs"). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.  Additional Taxes on Premature Distributions
Code Section 72(t) imposes an additional income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:
(i)  made to a beneficiary (or to the employee's estate) on or after the employee's death;
(ii)  attributable to the employee's becoming disabled under Code Section 72(m)(7);
(iii)  part of a series of substantially equal periodic payments (not less frequently than annually - "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)  (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)  (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)  not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
(vii)  certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty, or
(viii) for the birth or adoption of a child under Code Section 72(t)(2)(H).
(ix) made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
(x) made as a "direct rollover" or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi)  made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
(xii)  not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
(xiii)  for a qualified first-time homebuyer and meets the requirements of Code Section 72(t)(8);
(xiv) made after 12/31/2023 for certain emergency expenses pursuant to Code Section 72(t)(2)(I);
(xv) made after 12/31/2023 for domestic abuse cases pursuant to Code Section 72(t)(2)(K);
(xvi) for a terminally ill individual pursuant to Code Section 72(t)(2)(L);
(xvii) in connection with federally declared disasters pursuant to Code Section 72(t)(2)(M); or
(xviii) made after 12/29/2025 for qualified long term case distributions pursuant to Code Section 72(t)(2)(N).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.  RMDs and 25% to 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 25% (after 2022) or 50% (before 2023) additional tax on the amount that has not been timely distributed.
An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)  the calendar year in which the individual attains:
(a) Age 70½ for individuals who attain that age before 2020;

(b) Age 72 for individuals who attain that age in 2020 through 2022;
(c) Age 73 for individuals who attain that age in 2023 through 2032;
(d) Age 75 for individuals who attain that age after 2032; or
(ii)  Except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -
(a)  the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
(b)  over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i) Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained their Required Beginning Date.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)     For If an individual dies before reaching the Required Beginning Date, for eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained their Required Beginning Date. For all other designated beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death..
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death, and if a designated beneficiary is not an eligible designated beneficiary must also be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the owner apply to all Qualified Plans, including Roth IRAs. In addition, if the owner of a Traditional or Roth IRA dies and the owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.

6. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "Rollover Distributions"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "Rollover Distributions"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under-estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.
7. Rollover Distributions
“Eligible rollover distributions” from section 401(a), 403(a), 403(b), and governmental 457(b) plans are subject to a mandatory federal Income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’ spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Eligible rollover distributions or distributions from an IRA that are rolled over an IRA within 60 days are not immediately taxable. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Appendix A - Investment Options Available Under The Contract
The following is a list of fixed interest investment options currently available under the Contract. We may change the features of the fixed interest investment options listed below, offer new fixed interest investment options, and terminate existing fixed interest investment options. We will provide you with written notice before doing so. For more information about the fixed interest investment options available under the Contract, see The Contract – B. Fixed Interest Investment Options.
Note: If amounts are Surrendered or otherwise removed from a Guarantee Period prior to the end of the Guarantee Period, we may apply an MVA. This may result in a significant reduction in the value of your Contract. See The Contract – F. Charge, Fees, and Adjustments – Market Value Adjustment for more information.

Name	Term	Minimum Guaranteed Interest Rate
Guarantee Period	1 Year	1.0%
Guarantee Period	2 Years	1.0%
Guarantee Period	3 Years	1.0%
Guarantee Period	4 Years	1.0%
Guarantee Period	5 Years	1.0%
Guarantee Period	6 Years	1.0%
Guarantee Period	7 Years	1.0%
Guarantee Period	8 Years	1.0%
Guarantee Period	9 Years	1.0%
Guarantee Period	10 Years	1.0%
Default Guarantee Period		1.0%

APP A-1

The Statement of Additional Information ("SAI") contains additional information about Talcott Resolution and the Contract. The SAI is dated the same date as this prospectus, and is incorporated by reference into this prospectus. The SAI is available without charge, upon request. To request copies of the SAI, request information about your Contract, and make other inquiries about your Contract, call us at 1-800-862-6668. Copies of the SAI and other information are also available on the following website www.talcottresolution.com .

EDGAR identifier: C[ ]

Statement of Additional Information
Talcott Resolution Life Insurance Company
CRC Select III
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293, call 1-800-862-6668, email us at asccontactus@talcottresolution.com, or visit:

Date of Prospectus: May 1, 2025
Date of Statement of Additional Information: May 1, 2025

General Information and History
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company (the "Company") is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life Insurance Company to Talcott Resolution Life Insurance Company.
Our corporate offices are located at 1 American Row, Hartford, CT 06103.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. ("TFGI"), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Non-Principal Risks of Investing in the Contract
All non-principal risks are disclosed in the Prospectus.

Services
Experts
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in this Statement of Additional Information, have been audited by Deloitte & Touche, LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Exela Technologies
Exela Technologies ("Exela"), formerly known as Regulus Group, LLC, which has its principal office at 2701 E. Grauwyler Road, Irving, TX 85061, provides certain mail room and indexing services to us in connection with our administration of our annuity products. Exela is not affiliated with us, the Separate Account(s) or any of our affiliates, including the Contract's principal underwriter, Talcott Resolution Distribution Company, Inc. We pay Exela for its services on a monthly basis for the work performed based on volume and and its complexity. The dollar amount of fees paid to Exela in 2024 was $461,927, in 2023 was $361,062 and in 2022 was $321,358.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the Contracts. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by A. Michael Muscolino and Alan Waxman. The principal business address of TDC is 1 American Row, Hartford, CT 06103.
We currently pay TDC underwriting commissions for its role as Principal Underwriter. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been: 2024: $5,201,577; 2023: $4,304,414; and 2022: $7,943,007.
Market Value Adjustment Calculations
A. The MVA Formula
We may apply an MVA to amounts in a Guarantee Period that are Surrendered (including Partial and Full Surrenders), transferred, or annuitized prior to the end of the Guarantee Period. An MVA is a positive, negative, or zero adjustment to the proceeds of your transaction. A negative MVA will result in loss, and this loss may be significant. See The Contract – F. Charges and Fees – Market Value Adjustment and G. Surrenders in the prospectus for more information.
The amount of the MVA is based on a formula that takes into account changes in market interest rates and the amount of time left in your Guarantee Period at the time of your transaction. The formula that will be used to determine the MVA is [(1 + i)/(1 + j)] n/12 .
Where:
i =    The applicable Relevant Index rate (expressed as a decimal, e.g., 1% = .01) with maturity years equal to the length of the then current Guarantee Period as of three business days prior to the Guarantee Period effective date;
j =    The applicable Relevant Index rate (expressed as a decimal, e.g., 1% = .01) with maturity years equal to the remainder of the then current Guarantee Period (this will be interpolated as necessary) as of three business days prior to the date the MVA is applied; and
n = The number of months from the surrender date to the end of the then current Guarantee Period.
Generally speaking, you will incur a negative MVA if the rate expressed in this formula as the letter "i" is less than the rate expressed in this formula as the letter "j". Please refer to the examples in “Section B. Examples” for illustrations how this formula may affect your Net Surrender Value.
The Relevant Index is a customized, aggregation of several publicly available option adjusted spread sub-indices produced and provided by Bloomberg Finance L.P., an unaffiliated third party. (1)
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TALCOTT RESOLUTION, OWNERS OF THE CRC SELECT III PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE
1

EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CRC SELECT III PRODUCT OR BLOOMBERG INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
As of the date of this prospectus, the following sub-indices or index segments will be used in varying proportions to establish a Relevant Index: Investment Grade: Intermediate-Industrial, Intermediate-Utility, Investment Grade: Financial Institutions - Intermediate, Intermediate - Noncorporate, Asset Backed Securities, Investment Grade CMBS, U.S. Mortgage Backed Securities, Intermediate U.S. High Yield, and U.S Government: Intermediate. Bloomberg calculates index values for these sub-indices. The service is available to anyone who purchases access to Bloomberg.
We may periodically change the sub-indices and relative weightings of such sub-indices when constructing a Relevant Index. The criteria used to establish a Relevant Index may be inconsistent with your interests in mitigating the potentially negative economic consequences of making a premature surrender. There is no intended correlation between Guaranteed Interest Rates and a Relevant Index rate.
The Relevant Index may vary depending on the effective date of each new Guarantee Period. In other words, even if you elect to renew your Contract Value into the exact same Guarantee Period, you should not assume that the previous Relevant Index will necessarily be the same as the Relevant Index used for that or any subsequent Guarantee Period.
In the event that any index (or sub-indices) or rate is no longer available, we will use a substantially similar index (or sub- indices) or rate for determining the MVA. If a discontinued index or rate is not available for a Guarantee Period Renewal, we will use a substantially similar index (or sub-indices) or rate, as applicable. We will notify you of any changes in the availability of the index or rate, and the applicable substitute we will use. You may contact us for more information regarding the data used in the MVA formula.
(1) This Contract is not sponsored, endorsed, sold or promoted by Bloomberg Finance L.P. Bloomberg makes no representation or warranty, express or implied, to the owners of this Contract or any member of the public regarding the advisability of investing in securities generally or in this Contract particularly or the ability of the Bloomberg sub-indices, including without limitation, any Relevant Index, to track general bond market performance. Bloomberg's only relationship to us is the licensing of a Relevant Index which is determined, composed and calculated by Bloomberg without regard to us or this Contract. Bloomberg has no obligation to take our needs or contract owners' needs into consideration in determining, composing or calculating a Relevant Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Contract to be issued or in the determination or calculation of the equation by which this Contract may be converted into cash. Bloomberg has no obligation or liability in connection with the administration, marketing or trading of this Contract. Bloomberg and the Bloomberg Indices are trademarks of Bloomberg Finance L.P.
Except as noted in the next sentence, the Relevant Index established at initiation of a Guarantee Period will remain in effect until maturity of such Guarantee Period. During any Guarantee Period, if any Relevant Index is no longer available, or the calculation of such Relevant Index (or any sub-indices) has substantially changed, we will use a substantially similar index for determining the MVA. We will notify you of any changes in the Relevant Index and the substitute we will use. Prior approval by your state's insurance superintendent may be required before we can substitute a Relevant Index.
The Relevant Index applied to your Contract will be listed on your contract specifications page. You will be issued a new contract specifications page upon commencement of each new Guarantee Period.
MVAs and Surrender Charges can cause the amount you would receive upon a Full Surrender to be less than your original Premium Payment. MVA volatility may vary by Guaranteed Period duration and the Relevant Index applied as of contract issuance.
B. Examples
Below are examples of how an MVA and surrender charges would affect the proceeds of a Full Surrender during a 5-year Guarantee Period. For the purpose of these examples, we have made the assumption that no other Partial Surrenders or pre-authorized distributions of interest occurred prior to the Surrender shown. The hypothetical interest rates are illustrative only and are not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given time may be more or less than those shown.
1.    Upward Numerical Example
In the following example, interest rates have decreased since the Contract was issued. As a result, the Contract holder experiences a positive MVA upon Surrender.

Initial Guarantee Period	5 years
(i)	0.07
Assume that the Contract is surrendered at end of year 2. The account value is $10,000 and the surrender charge is 6%.
2

Number of months remaining until end of Guarantee Period (n)	36 months
(j)	0.06
Therefore, MVA Formula = [(1+0.07)/(1+0.06)] 36/12 = 1.0286
The amount received upon Surrender is $9,668.84 = 1.0286 x $10,000 x (1 – 0.06)
2.    Downward Numerical Example
In the following example, interest rates have increased since the Contract was issued. As a result, the Contract holder experiences a negative MVA upon Surrender.

Initial Guarantee Period	5years
(i)	0.07
Assume that the Contract is surrendered at end of year 2. The account value is $10,000 and the surrender charge is 6%
Number of months remaining until end of Guarantee Period (n)	36 months
(j)	0.08
Therefore, MVA Formula = [(1+0.07)/(1+0.08)] 36/12 = 0.9725
The amount received upon Surrender is $9,141.50 = 0.9725 x $10,000 x (1 – 0.06)
Other Information
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Financial Statements
The financial statements of Talcott Resolution Life Insurance Company are included in this Statement of Additional Information. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts.
Changes in and Disagreements with Accountants
None.
3

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Independent Auditor's Report
Annual Consolidated Financial Statements
As of December 31, 2024 and 2023
For the Years Ended December 31, 2024, 2023 and 2022

[1]Any remaining schedules provided for in Regulation S-X 210.7-05 are omitted because they are either not applicable or the relevant information is provided elsewhere in the notes to the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31,
2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of a critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which they relate.

Certain Assumptions Used in the Valuation of Market Risk Benefits – Refer to Notes 1, 5 and 12 to the financial statements
Critical Audit Matter Description
The Company has historically issued and assumes via reinsurance certain guarantees and product features on Variable Annuity (VA) and Fixed Indexed Annuity (FIA) products which protect the contract holder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as Market Risk Benefits (MRBs). MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheet as there is not legal right of offset between contracts.

The fair value of MRBs is measured as the present value of expected future benefits payments to contract holders, less the present value of expected fees attributable to the MRB, if applicable. The Company estimates these cash flows using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions about policyholder behavior, such as: withdrawal utilization, withdrawal rates, and lapses.

Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management’s evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of MRBs, specifically discount rates, nonperformance risk, and actuarially determined assumptions about policyholder behavior, included the following, among others:
•With the involvement of our valuation and actuarial specialists, we:
◦Evaluated the results of the underlying experience studies, capital market inputs, and judgments applied by management in setting the principal assumptions.
◦Developed an independent estimate, on a sample basis, of the market risk benefits and evaluated differences.
•We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.
•Evaluated the methods and assumptions used by management to identify potential bias in the determination of the MRBs.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 3, 2025

We have served as the Company's auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Balance Sheets

(in millions, except share data)	As of December 31,
	2024	2023
Assets
Investments
Fixed maturities, available-for-sale, at fair value (net of allowance for credit losses: $4 and $16; amortized cost: $15,532 and $17,335; related party: $56 and $9)	$13,105	$14,854
Fixed maturities, at fair value using the fair value option (related party: $43 and $27)	326	252
Equity securities, at fair value	134	182
Mortgage loans (net of allowance for credit losses: $16 and $26)	1,835	2,019
Policy loans (related party: $(6) and $(6))	1,565	1,528
Investment funds (portion at fair value: $270 and $238; related party: $110 and $51)	1,302	1,428
Other investments (portion at fair value: $234 and $35)	334	35
Short-term investments, at fair value (related party: $540 and $440)	1,337	1,181
Total investments	19,938	21,479

Cash	494	421
Reinsurance recoverables (net of allowance for credit losses: $8 and $18; portion at fair value: $1,052 and $1,242; related party: $8,682 and $9,468)	35,576	37,706
Market risk benefits	742	578
Value of business acquired and deferred acquisition costs (related party: $76 and $114)	415	457
Deferred income taxes (related party: $242 and $(78))	768	828
Goodwill and other intangible assets, net	143	149
Other assets	526	420
Separate account assets	91,480	89,514
Total assets	$150,082	$151,552

Liabilities and Stockholder's Equity
Liabilities
Reserve for future policy benefits	$19,134	$19,379
Other policyholder funds and benefits payable (portion at fair value: $636 and $536; related party: $474 and $526)	27,067	29,502
Market risk benefits	874	1,074
Funds withheld liability (portion at fair value: $(115) and $(157); related party: $8,749 and $9,148)	9,790	10,210
Other liabilities (portion at fair value: $34 and $57; related party: $62 and $33)	999	811
Separate account liabilities	91,480	89,514
Total liabilities	149,344	150,490

Commitments and Contingencies (Note 15)
Stockholder's Equity
Common stock (1,000 shares authorized, issued, and outstanding; par value: $5,690 per share)	6	6
Additional paid-in capital	1,877	1,877
Accumulated other comprehensive loss (related party: $(737) and $(580))	(1,155)	(1,325)
Retained earnings	10	504
Total stockholder's equity	738	1,062

Total liabilities and stockholder’s equity	$150,082	$151,552

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Operations

	Year Ended December 31,
(in millions)	2024	2023	2022
Revenues
Premiums (related party: $(61), $(56), and $(27))	$84	$88	$99
Policy charges and fee income (related party $(322), $(304), and $(320))	629	646	509
Net investment income (related party: $(382), $(380), and $(136))	515	590	778
Investment related losses, net (related party: $104, $361, and $696)	(493)	(929)	(76)
Total revenues	735	395	1,310

Benefits, Losses and Expenses
Benefits and losses (remeasurement loss (gain): $101, $(17), and $10; related party: $(488), $(276), and $(117))	449	307	521
Change in market risk benefits (related party: $155, $77, and $4)	(137)	(305)	(295)
Amortization of value of business acquired and deferred acquisition costs (related party: $10, $14, and $19)	52	55	61
Insurance operating costs and other expenses (related party: $(133), $(136), and $(119))	313	334	301
Total benefits, losses and expenses	677	391	588

Income before income taxes	58	4	722

Income tax expense (benefit) (related party: $(46), $(12), and $90)	(20)	(39)	107
Net income	$78	$43	$615

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Comprehensive Income (Loss)

	Year Ended December 31,
(in millions)	2024	2023	2022
Net income	$78	$43	$615

Other comprehensive income (loss), net of tax
Unrealized gain (loss) on available-for-sale securities without an allowance for credit losses	28	675	(2,606)
Unrealized gain (loss) on cash flow hedges	(2)	4	(27)
Gain (loss) related to discount rate for reserve for future policy benefits (related party: $(157), $182, and $(762))	156	(212)	873
Gain (loss) related to credit risk for market risk benefits	(13)	(133)	96
Other comprehensive income (loss), net of tax	169	334	(1,664)

Comprehensive income (loss)	$247	$377	$(1,049)

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Changes in Stockholder's Equity

(in millions)	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total
Balance as of January 1, 2022	$6	$1,877	$5	$421	$2,309
Net income	—	—	—	615	615
Other comprehensive loss	—	—	(1,664)	—	(1,664)
Balance as of December 31, 2022	6	1,877	(1,659)	1,036	1,260

Net income	—	—	—	43	43
Other comprehensive income	—	—	334	—	334
Dividends	—	—	—	(575)	(575)
Balance as of December 31, 2023	6	1,877	(1,325)	504	1,062

Net income	—	—	—	78	78
Other comprehensive income	—	—	169	—	169
Sale of consolidated subsidiary to parent	—	—	1	(1)	—
Dividends	—	—	—	(571)	(571)
Balance as of December 31, 2024	$6	$1,877	$(1,155)	$10	$738

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Cash Flows

	Year Ended December 31,
(in millions)	2024	2023	2022
Operating Activities
Net income	$78	$43	$615

Adjustments to reconcile net income to net cash provided by operating activities:
Investment related losses, net (related party: $(104), $(361), and $(696))	493	929	76
Amortization of unearned revenue reserves (related party: $(53), $(56), and $(5))	(113)	(118)	(68)
Amortization of value of business acquired and deferred acquisition costs (related party: $9, $14, and $19)	52	55	61
Depreciation and amortization	140	167	227
Deferred income taxes (related party: $(46), $(12), and $90)	15	(37)	124
Interest credited on investment and universal life-type contracts	532	370	481
Change in market risk benefits (related party: $155, $77, and $4)	(137)	(305)	(295)
Other operating activities, net (related party: $(417), $382, and $136)	(486)	(571)	(40)

Changes in operating assets and liabilities:
Reinsurance recoverables (related party: $509, $(510), and $198)	20	178	(741)
Reserve for future policy benefits	394	92	228
Other assets and liabilities (related party: $98, $447, and $0)	39	328	91
Net proceeds from reinsurance transactions	—	—	121
Net cash provided by operating activities	1,027	1,131	880

Investing Activities
Proceeds from sales, maturities, and prepayments of:
Fixed maturities	3,164	2,182	6,185
Equity securities	79	6	26
Mortgage loans	236	588	258
Investment funds (related party: $18, $1, and $0)	350	295	64
Consolidated subsidiary to parent	16	—	—
Other investments	—	6	—
Payments for purchases of:
Fixed maturities (related party: $(74), $(32), and $0)	(1,848)	(1,200)	(4,607)
Equity securities	(1)	(2)	(22)
Mortgage loans	(87)	(132)	(667)
Investment funds (related party: $(68), $(44), and $0)	(126)	(126)	(158)
Other investments	(99)	—	—
Net proceeds from (payments for):
Reverse repurchase program	—	—	25
Policy loans	(37)	(33)	(11)
Derivatives	(443)	(913)	(559)
Short-term investments (related party: $(100), $(340), and $(100))	(125)	287	(255)
Net cash provided by investing activities	1,079	958	279

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
(in millions)	2024	2023	2022
Financing Activities
Investment and universal life-type contracts:
Deposits and other additions	2,908	2,693	2,033
Withdrawals and other deductions	(9,801)	(10,635)	(8,109)
Net transfers from separate accounts	5,498	6,799	5,140
Net change in securities loaned or sold under agreements to repurchase	(67)	(123)	(99)
Dividends to parent	(571)	(575)	—
Net cash used for financing activities	(2,033)	(1,841)	(1,035)

Net increase in cash	73	248	124
Cash at beginning of period	421	173	49
Cash at end of period	$494	$421	$173

Supplemental Disclosure of Cash Flow Information:
Net income taxes received (paid)	$(19)	$(74)	$142

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)
1.Basis of Presentation and Significant Accounting Policies
Talcott Resolution Life Insurance Company, together with its subsidiaries, (collectively, "TL", the "Company," "we" or "our") is a life insurance and annuity company and comprehensive risk solutions-provider in the United States (“U.S.”) and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation and Talcott Holdings, L.P. ("THLP") are indirect parents of the Company, and the Company has an ultimate parent of Talcott Financial Group, Ltd. ("TFG", "the Group").
Basis of Presentation
The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities to which we are subject.
Consolidation
The consolidated financial statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. All intercompany transactions and balances between TL and its subsidiaries have been eliminated. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method.
Use of Estimates
The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions affecting the reported amount of assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that are uncertain and subject to change. Many of these policies, estimates, and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ materially from these estimates.
Our principal estimates impact the following reported amounts and disclosures:
•Fair value of investments;
•Impairment of investments and allowance for credit losses (“ACL”);
•Derivatives valuation, including embedded derivatives;
•Market risk benefits (“MRB”);
•Reserve for future policy benefits;
•Valuation allowances on deferred tax assets (“DTA”);
•Evaluation of goodwill for impairment.
Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the consolidated financial statements. Additional details regarding these estimates and related assumptions are discussed in the following description of significant accounting policies and the related footnote disclosures.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has one reportable segment: life and retirement products. The segment is comprised of variable annuities ("VA"), fixed annuities, payout annuities, fixed indexed annuities ("FIA"), and private-placement life insurance products (inclusive of universal life products, such as corporate-owned life insurance (“COLI"). The Company derives revenue exclusively from external customers and manages the business activities on a consolidated basis. The Company’s chief operating decision maker ("CODM") is the Group Chief Executive Officer. The CODM regularly reviews only the consolidated statements of operations and as such, consolidated net income is the measure of segment profit or loss used by the CODM to evaluate how the Company supports the generation of regulatory surplus and how to allocate capital among the Group.
Refer to Note 2 - Segment Information for additional information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Investments
Fixed Maturities
Fixed maturities consist    of debt securities including bonds, structured securities, redeemable preferred stock and commercial paper. Structured securities include asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”). Most of these investments are classified as available-for-sale (“AFS”) and are carried at fair value, net of ACL. Unrealized gains and losses (i.e., after-tax difference between fair value and cost or amortized cost) not attributable to ACL are reflected in equity as a component of accumulated other comprehensive loss ("AOCI").
Equity Securities
Equity securities are carried at fair value with any changes in fair value recorded in investment related losses, net in the consolidated statements of operations.
Mortgage Loans
Mortgage loans are carried at the outstanding principal balance adjusted for unamortized premiums and discounts, net of ACL. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate, adjusted for amortization of premiums and accretion of discounts.
Policy Loans
Policy loans are carried at outstanding principal balance, which approximates fair value. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Investment Funds
Investment funds principally represent limited partnerships (“LPs”) and other similar legal entity structures accounted for under the equity method. Under the equity method, investments are generally carried based on the Company’s pro rata ownership percentage in the net assets of the investee, and the Company’s share of earnings is included in net investment income.
Recognition of income related to investment funds is often delayed due to the availability of the related financial information, which are generally obtained from the entity’s managers, general partners, or managing members and may be reported on a lag of up to three months. Accordingly, income for the years ended December 31, 2024 and 2023 and 2022 may not include the full impact of current year changes in valuations of the underlying assets and liabilities of the funds for that same calendar year.
Other Investments
Other investments consist of derivative instruments, and insurance company-owned life insurance (“ICOLI”). Derivative instruments are carried at fair value. ICOLI investments are carried at the net realizable amount, which is generally represented by the cash surrender value of the insurance policy.
Short-Term Investments
Short-term investments include financial instruments with remaining maturities less than twelve months when purchased. Short-term investments include financial instruments that would otherwise qualify as cash equivalents but are acquired with the primary objective of earning investment income, which make up $735 and $714 of the carrying amount as of December 31, 2024 and 2023, respectively.
Short-term loans and short-term investments that would otherwise qualify as cash equivalents are carried at fair value, where amortized cost approximates fair value. Short-term debt securities are generally classified as AFS and accounted for consistent with our policies for fixed maturities described above.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Funds Withheld Liability
A funds withheld liability is recorded for funds contractually withheld by the Company under modified coinsurance arrangements in which the Company is the cedant. The assets are primarily held in trust accounts established by the Company, and the Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results.
The funds withheld liability is carried at the fair value of the underlying investments, net of any payables and receivables of the reinsurance arrangement. The funds withheld liability is measured as the total of the host contract, which we have assessed as the book value of assets, and the embedded derivative, which we have assessed as the net unrealized gains or losses on the underlying assets as the ceding insurer is obligated to pay the total return on the underlying investments. We record the total return of the funds withheld liability within net income (inclusive of the return on both the host contract and the embedded derivative). We allocate the total return between net investment income, measured as a risk-free rate on the host contract, and investment related losses, net, measured as the difference between the total return and net investment income.
Fair Value Option
The Company has elected the fair value option (“FVO”) for certain corporate bonds included in fixed maturities, and investment funds. Where elected, changes in fair value of investments are recorded within investment related losses, net.
Refer to Note 5 — Fair Value Measurements for additional details regarding investments for which the Company has elected the FVO.
Impairment of Investments and the Allowance for Credit Losses
We periodically evaluate our fixed maturities, mortgage loans, and other financial instruments for credit losses. Subsequent recoveries of credit losses are recognized as reversals of the ACL with a corresponding reversal recorded as a component of investment related losses, net. Additionally, for any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance, we establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.
Fixed Maturities
We review our fixed maturities for declines in fair value that could be impairment related, or attributable to credit risk factors that may require an ACL. If we intend to sell a debt security where amortized cost exceeds fair value, or we determine it is more likely than not that we will be required to sell a debt security before recovery of amortized cost, we determine an impairment has occurred and amortized cost is written down to fair value with a corresponding charge recorded as a component of investment related losses, net.
If amortized cost exceeds fair value, but we do not intend to sell a security and we determine it is not more likely than not that we will be required to sell before recovery of amortized cost, we evaluate the security for indicators of a credit loss that may require an ACL. We evaluate a number of factors to determine whether a decline in fair value is attributable to a credit loss, including but not limited to: market interest rates and issuer credit ratings and outlooks. The significance of the decline in fair value is a factor in our analysis, but is generally not determinative in whether we record a credit loss, as other factors are often more relevant in our evaluation of a security. If we determine a credit loss has occurred, we record as an ACL with a corresponding charge recorded as component of investment related losses, net. The remaining change in fair value is recorded in equity as a component of AOCI.
Mortgage Loans
We monitor individual loan performance, and with the exception of individually identified loans where the borrower is experiencing financial difficulty, we pool loans with homogeneous risk characteristics for purposes of estimating lifetime credit losses and measuring an ACL.
Refer to Note 3 - Investments for further details regarding the ACL for fixed maturities and mortgage loans.
Other Financial Instruments
We also evaluate other financial instruments, such as reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss is based on historical loss data, current conditions, and reasonable and supportable forecasts and recorded as an ACL, consistent with treatment of fixed maturities and mortgage loans.
Refer to Note 6 - Reinsurance for further details regarding the ACL for reinsurance recoverables.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Investment Income
The components of net investment income include:
•Interest income from debt securities, mortgage loans, and interest rate swaps, which is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments;
•Prepayment fees and make-whole payments on debt securities and mortgage loans, which are recognized when earned;
•Dividends for equity securities, which are recognized on the ex-dividend date;
•Share of earnings for the Company's interests in investment funds, which is recognized when reported in the investee’s financial statements;
•A portion of the change in funds withheld, measured as the risk-free return on the host contract;
•A reduction for investment expenses.
Investment Related Losses, Net
The components of investment related losses, net include:
•Realized gains and losses on the sale of investments, determined on a specific identification basis;
•Fair value changes in equity securities;
•Fair value changes in derivative contracts (both freestanding and embedded, including the embedded derivative within funds withheld) that do not qualify, or are not designated, as a hedge for accounting purposes;
•Fair value changes for investments where the FVO has been elected;
•Impairments and changes in the ACL on AFS debt securities, mortgage loans, and reinsurance recoverables;
•Foreign currency transaction remeasurements.
Accrued Interest Receivable
Accrued interest receivable on AFS debt securities and mortgage loans are recorded in other assets on the consolidated balance sheets and are not included in the carrying value of the investment. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due or in other circumstances in which management deems the interest uncollectible. Write-offs of accrued interest receivable are recorded as a credit loss component of investment related losses, net.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIE") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIE exposures to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s consolidated financial statements.
Refer to Note 3 — Investments for additional details regarding the Company’s investments in VIEs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Non-Consolidated Variable Interest Entities
The Company, through normal investment activities, makes passive investments in LP and similar legal entity structures which are reported in investment funds on the Company’s consolidated balance sheets. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments.
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are reported in fixed maturities, on the Company’s consolidated balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIE, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIE, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Derivative Instruments
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or other underlying notional amounts. We regularly invest in derivatives to hedge the risks inherent in our business, such as interest rate, equity market, issuer credit, currency exchange, or market volatility. We may also invest in derivatives to manage liquidity or engage in synthetic replication transactions. Derivatives are carried on the consolidated balance sheets at fair value and are reported in other investments and other liabilities. We have master netting agreements with certain of our counterparties that provide the legal right of offset and allow for the netting of our derivative asset and liability positions by counterparty. Where applicable, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of derivatives executed by a legal entity and with the same counterparty or under a master netting agreement.
On the date the derivative contract is entered into, the Company designates the derivative as either:
•a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow hedge”), or
•held for other investment and/or risk management purposes, which do not qualify for hedge accounting and primarily involves managing asset or liability related risks.
We formally document all relationships between hedging instruments and hedged items, as well as the risk-management objective and strategy for undertaking each hedge transaction. The documentation identifies how the hedging instrument (i.e., the derivative) is expected to hedge the designated risk (i.e., the specific forecasted transactions) and the method that will be used to assess the hedging instrument’s effectiveness.
To qualify for hedge accounting, the hedging instrument must be assessed as highly effective in offsetting the designated risk. We formally assess hedge effectiveness quarterly and at each hedge’s inception. This assessment is primarily performed using quantitative methods as well as qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
For derivatives that are designated and qualify as cash flow hedges, including foreign-currency cash flow hedges, the gain or loss on the derivatives are recorded in OCI and are reclassified into net income in the same period during which the hedged transaction impacts net income. Gains and losses on derivatives that are reclassified from AOCI to net income, as well as periodic net coupon settlements, are included in the line item within the consolidated statements of operations in which the cash flows of the hedged transaction are reported. On the consolidated statements of cash flows, cash flows from derivatives are presented in the same category as the cash flows from the hedged transaction.
We discontinue hedge accounting prospectively if:
•it is determined that the qualifying criteria are no longer met;
•the derivative is no longer designated as a hedging instrument; or
•the derivative expires or is sold, terminated or exercised.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
When cash flow hedge accounting is discontinued because we become aware that it is no longer probable that the forecasted transaction will occur, the derivative continues to be carried at fair value on the consolidated balance sheets, and gains and losses previously recorded in OCI and reported in AOCI are reclassified to net income in the period that hedge accounting is discontinued. In other situations where hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged transaction.
Investments in derivatives for other investment or risk management activities do not receive hedge accounting treatment and primarily relate to strategies used to reduce economic risk or replicate permitted investments. Gains and losses on such derivatives, including periodic net coupon settlements, are reported in the consolidated statements of operations as a component of investment related losses, net.
Embedded Derivatives
The Company purchases and historically issued and assumed financial instruments and products that contain embedded derivative instruments that we record with the associated host contract. For measurement purposes, we bifurcate the embedded derivative from the host contract when we determine that both of the following are true:
•the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and
•a separate instrument with the same terms would qualify as a derivative instrument.
The embedded derivative is presented on the same financial statement line item as the host contract and is carried at fair value with changes in fair value recorded as a component of investment related losses, net.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. The Company manages the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. The Company monitors counterparty credit exposure on a regular basis to ensure compliance with Company policies and statutory limitations. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties, mitigated by or potential payment obligations from the Company to its counterparties which meet the criteria for offset.
The Company generally requires that over-the-counter (“OTC”) derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association agreements which are structured by legal entity and by counterparty and permit right of offset. OTC-cleared derivatives are governed by clearinghouse rules, which act as an independent valuation source and reduce exposure to credit risk through daily variation margin requirements. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $7.
Cash
Cash is carried at cost and includes cash on hand, demand deposits with banks or other financial institutions, money market funds, and all highly liquid debt instruments purchased with an original maturity of three months or less.
Reinsurance
The Company enters into reinsurance transactions with related parties and unaffiliated insurer counterparties for a variety of reasons, including strategic business growth opportunities (for assumed transactions) and capital and risk management (for ceded transactions). Ceded reinsurance arrangements do not discharge the Company’s liability as the primary insurer, and failure of counterparties to honor their obligations could result in losses to the Company. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company, and the Company regularly evaluates concentrations of credit risk and the financial condition of its reinsurers.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
We assume insurance from and cede insurance to our counterparties using a variety of structures, including: coinsurance, coinsurance with funds withheld, modified coinsurance, and yearly renewable term. For an agreement to qualify for reinsurance accounting, it must include insurance risk (inclusive of underwriting, investment, and timing risk) and satisfy risk transfer conditions that include a reasonable possibility of a significant loss for the assuming entity. If an arrangement does not meet risk transfer requirements, the Company accounts for the arrangement using deposit accounting (i.e., as a financing transaction).
Reinsurance recoverables are generally recognized and measured consistent with the liabilities of the underlying contracts. Reinsurance recoverables include balances due from counterparties for paid and unpaid losses and are presented net of an ACL, which is based on the expectation of potential lifetime credit loss from the counterparty. Premiums and benefits and losses reflect the net effects of assumed and ceded reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. For assumed reinsurance of existing in-force blocks, a net loss on reinsurance is recorded as deferred acquisition costs (“DAC”) and a net gain on reinsurance is recorded as unearned revenue reserves (“URR”). Certain MRBs have also been reinsured, and these are reflected within reinsurance recoverables on the consolidated balance sheets.
Under coinsurance arrangements, reserves and invested assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer holds the assets supporting the reserves in a trust for the benefit of the ceding insurer.
Refer to Note 6 - Reinsurance for additional information related to the various trusts maintained by the Company.
Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer; however, invested assets that support the reserves are retained by the ceding insurer, and the counterparties periodically settle investment returns with respect to the invested assets. Under modified coinsurance arrangements, both the ceded reserves and the invested assets that support the reserves are legally retained by the ceding insurer, and the counterparties periodically net settle profit and loss with respect to both the investment returns and the underlying insurance obligations.
Both modified coinsurance and coinsurance with funds withheld arrangements require the ceding insurer to establish a mechanism which legally segregates the invested assets. The Company maintains the right of offset on general account assets and liabilities reinsured on both a coinsurance with funds withheld and modified coinsurance basis, but we have elected to present balances due from and due to reinsurance counterparties on a gross basis, as reinsurance recoverables and funds withheld liability for ceded reinsurance or funds withheld at interest for assumed reinsurance on the consolidated balance sheets. Separate account assets and liabilities assumed on a modified coinsurance basis are reported on a net basis on the consolidated balance sheets. Revenues from the reinsurance of separate accounts, however, is recorded as premiums or policy charges and fee income on the consolidated statements of operations.
Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances
Value of Business Acquired
Value of business acquired (“VOBA”) is an intangible asset that represents the portion of a purchase price allocated to the estimated value of the right to receive future cash flows and earnings of acquired insurance and investment contracts. It is determined as of the date of the acquisition for the acquired contracts in-force, and positive VOBA is initially measured as the excess of book value of the policy liabilities over the actuarially estimated present value of future cash flows. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company tests the aggregate recoverability of positive VOBA by comparing the existing balance to the present value of future profitability.
For certain transactions, the fair value of cash flows related to acquired insurance and investment contracts results in an obligation which exceeds the book value of policy liabilities, requiring additional reserves (“negative VOBA”). Negative VOBA is presented separately from VOBA as an additional reserve included either in the reserve for future policy benefits or other policyholder funds and benefits payable on the balance sheets, depending on the presentation for the underlying contracts generating the amount.
Deferred Acquisition Costs
As noted in the Reinsurance section above, specific to assumed block reinsurance, the excess of reserves and ceding commission over assets received is recorded as DAC. In addition, incremental direct costs such as commissions are capitalized when incurred if directly related to the successful acquisition of new or existing insurance contracts and incurred on a non-level or non-recurring basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Unearned Revenue Reserve
As noted in the Reinsurance section above, a net gain on assumed reinsurance resulting from the excess of asset received over reserves and ceding commissions is recorded as URR within other policyholder funds and benefits payable on the consolidated balance sheets.
Amortization of Deferred Acquisition Costs and Other Balances
The Company amortizes VOBA, DAC, URR and other balances (e.g., adjustments associated with FIA MRBs) through net income on a constant-level basis over the expected term for a group of contracts (i.e., cohorts), using the same cohorts used to estimate the related liabilities for those contracts. Inputs and assumptions are required for determining the expected term of contracts and are consistent with those used to estimate the related liabilities. The determination of such assumptions uses actuarially accepted methods to estimate decrement rates related to policyholder behavior for lapses, withdrawals (surrenders) and mortality.
The constant-level basis approximates a pattern of straight-line amortization at an individual contract level, and uses a basis specific to the underlying product, generally policy counts or gross premiums. The amortization rate is calculated at the end of each reporting period and is inclusive of actual experience for the reporting period and any assumption updates. The revised amortization rate is applied prospectively from the beginning of the current reporting period. Amortization can never result in an increase of the VOBA, DAC or URR balance initially established.
Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for further information.
Income Taxes
We measure income taxes using the asset and liability method, where deferred income taxes are recognized to represent the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. We evaluate the likelihood of realizing the benefit of the DTA, and if required, record a valuation allowance to reduce the total DTA, net of valuation allowance, to an amount that will more likely than not be realized. The Company classifies interest and penalties (if applicable) as income tax expense in the consolidated statements of operations.
Refer to Note 14 - Income Taxes for additional information.
Goodwill
Goodwill represents the excess of the purchase price of an acquired business over the fair value of identifiable net assets acquired and is allocated to identified reporting units. Goodwill is not amortized but is evaluated for impairment on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment evaluation includes a qualitative assessment and, when considered necessary, a quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the reporting unit is less than its carrying amount, we then perform a quantitative assessment. If the carrying values of the reporting units exceed their fair value, an impairment loss is recognized and the carrying amount of goodwill is adjusted.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.
Other Intangible Assets
Other intangible assets with definite lives consist of software amortized over a period not to exceed seven years. Other intangible assets with indefinite lives primarily consist of state insurance licenses and are not amortized but are reviewed annually in the Company’s impairment evaluation. They will be tested for impairment more frequently if an event occurs or circumstances change to indicate the fair value of indefinite-lived other intangible assets is less than the carrying value.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Separate Accounts
The Company has issued VA and life insurance contracts through its separate accounts, which represent funds maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, with the exception of any contractual minimum guarantees made by the Company with respect to certain accounts, which are considered MRBs. The Company’s separate accounts include the variable account value portion of VA, variable life insurance products and individual, institutional, and governmental investment contracts. The Company has reinsured certain separate accounts on a modified coinsurance basis to related parties and unaffiliated reinsurers.
Separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. We report separate account assets as a summary total based on the fair value of the underlying investments. A corresponding summary total of separate account liabilities is reported at an amount equal to separate account assets and represents the account balance to be returned to the contractholder. The investment risk is solely borne by the contractholders and investment income and investment related and unrealized gains and losses of the separate accounts directly accrue to the contractholders; therefore, they are not recognized in the consolidated statements of operations. The Company recognizes fee income for investment management, certain administrative services and cost of insurance charges.
Refer to Note 9 - Separate Accounts for additional information and Note 12 - Market Risk Benefits for further information.
Reserve for Future Policy Benefits
Reserve for future policy benefits represent estimated insurance liabilities and primarily consist of the liability for future policy benefits (“LFPB”) and deferred profit liability (“DPL”) related to life-contingent payout annuities, as well as additional liabilities for universal life with secondary guarantee ("ULSG") contracts. Reserve for future policy benefits also consists of LFPB related to traditional long-duration insurance reserves for whole life and guaranteed term life insurance and other contracts.
Liability for Future Policy Benefits
The LFPB includes reserves for life-contingent contract annuitizations, including structured settlements and terminal funding agreements and traditional life insurance contracts. Insurance contracts are grouped into cohorts based on issue year and contract type for purposes of recognizing the LFPB. For contracts acquired through an inforce reinsurance arrangement or business combination, multiple issue years prior to the acquisition date are generally aggregated for purposes of identifying a single, issue-year cohort as of the acquisition date.
The LFPB is calculated using standard actuarial methods, which consider the present value of future benefits and related expenses to be paid, less the present value of the portion of future premiums required. Such calculations are measured using updated cash flow and discount rate assumptions. The Company updates the LFPB at least quarterly for actual experience and future cash flow assumptions are evaluated at least annually. Cash flow assumptions include, among others, mortality and lapse rates, and are reviewed and updated, as needed, following the Company’s assumption review. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. The effect on the LFPB attributable to updates for actual experience and updates in cash flow assumptions are both recorded as benefits and losses. However, actual experience (e.g., paid claims) is reported as benefits and losses while remeasurement of the LFPB for the effect of cash flow assumption updates is reported as a separate remeasurement gain or loss.
The LFPB is computed at amounts that, with additions from interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations as they become due or in the event of an insured’s death.
Cash flows are discounted using an upper-medium grade, fixed-income instrument yield (the equivalent of a low credit risk, Single A corporate bond rate). We establish the upper-medium grade yield for each cohort as of contract inception. For contracts issued evenly throughout a reporting period (or subsequent annuitizations for life-contingent payout annuities), a weighted-average discount rate is calculated on a quarterly basis. For contracts acquired through an inforce reinsurance arrangement or business combination, the contract inception date is identified as the acquisition date. In subsequent measurement periods, reserve accretion is calculated using the locked-in yield curve established at contract inception and is recorded as benefit expense through net income.
The LFPB is additionally remeasured each reporting period using current upper-medium grade yields, and the effect on the LFPB attributable to changes in the discount rate is recorded in OCI. When developing an upper-medium grade yield curve, the Company maximizes the use of observable data as of each valuation date to reflect the duration characteristics of the insurance liabilities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Deferred Profit Liability
The DPL is recognized at contract inception of limited-payment contracts and represents the profit margin in premiums paid over a shorter duration than the claim payment period. The DPL accretes interest similar to the LFPB and is amortized in a constant relationship with expected future benefits payments for annuity contracts and insurance in force for life contracts. Amortization is recognized in benefits and losses within the consolidated statements of operations.
Consistent with the LFPB, the Company updates the DPL at least quarterly for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the DPL attributable to updates in cash flow assumptions is reported as a separate remeasurement gain or loss within benefits and losses in the consolidated statements of operations.
Additional Liabilities for Other Insurance Benefits
Additional liabilities for other insurance benefits primarily relate to ULSG benefits which provide additional protection against policy termination and may continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. The reserve is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected contract assessments and investment margin. Present values are determined using the contract rate, and interest accrues on the liability using the same rate. The reserve is reduced by the amount of cumulative excess payments but is never reduced below zero. Consistent with the LFPB, the reserve calculation is updated on a quarterly basis for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the additional liabilities attributable to updates in cash flow assumptions is reported as a separate remeasurement gain or loss within benefits and losses in the consolidated statements of operations.
Refer to Note 10 - Reserve for Future Policy Benefits for additional information regarding the liability for future policy benefits and additional liabilities for other insurance benefits.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily consists of policyholder account balances (“PAB”), URR, negative VOBA, and other balances. Refer to the Reinsurance and VOBA policy sections above for additional information on URR and negative VOBA. Other balances primarily include FIA host offsets, which are amounts used to offset the value of the MRB at contract inception and is further described in the MRB policy section below.
Policyholder Account Balances
PABs represent the fixed contract value that has accrued to the benefit of the policyholder as of the balance sheet date and are applicable for non-life contingent payout annuities and contracts with explicit account values, including VA, fixed annuities, COLI, and other investment or universal life-type contracts (“UL”). This liability is primarily measured as accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. The liability recognized for non-life contingent payout annuities, including structured settlements, is measured as the present value of future payments using the effective yield at contract inception. Significant changes in experience or assumptions related to PABs for UL-type products may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
FIA contract balances appreciate based on a guaranteed minimum crediting rate or the performance of market indices and generally protect the contract owner against loss of principal. FIAs allow the policyholder to elect a fixed interest rate return or an equity market index and may include living withdrawal benefits or enhanced annuitization benefits.
For FIA contracts where an equity market index is elected, the account value attributable to equity performance, is not clearly and closely related to the host contract and is recognized as an embedded derivative. The host contract, identified as the non-variable guaranteed minimum contract value, is initially measured as the contract inception account value less a host contract adjustment equal to the initial fair value of the embedded derivative. The PAB liability reported on the consolidated balance sheets is equal to the sum of the fair value of the embedded derivative and the host contract.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The fair value of the embedded derivative is measured as the present value of cash flows attributable to the indexed strategies and is derived using assumptions to estimate future account values. The embedded derivative cash flows are discounted using a rate that reflects our own credit rating. The host contract adjustment is subsequently accreted over the underlying policy’s expected life using a locked-in accretion rate determined at contract issuance.
Refer to Note 11 - Other Policyholder Funds and Benefits Payable and Note 5 - Fair Value Measurements for additional information.
Market Risk Benefits
The Company historically issued and assumes via reinsurance certain guarantees and product features on VA and FIA products which protect the contractholder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as MRBs, which include guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum income benefit (“GMIB”) for VA products, as well as guaranteed lifetime withdrawal benefit (“GLWB”) and expected annuitization benefits for FIA products.
MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheets as there is no legal right of offset between contracts.
The fair value of MRBs is measured as the present value of expected future benefits payments to contractholders, less the present value of expected fees attributable to the MRB, if applicable. The cash flows associated with MRBs are discounted utilizing a risk-free discount rate, plus an applicable credit spread for the instrument-specific credit risk (“ISCR”). To estimate the appropriate credit spread, the Company considers its own credit risk for directly written and assumed contracts and the reinsurer’s credit risk for reinsured MRBs. Changes in the fair value of MRBs are recorded as the change in MRBs in the consolidated statements of operations, excluding portions attributed to changes in the Company’s own credit risk, which are recorded in OCI. For reinsured MRBs, changes in the MRB attributable to changes in the reinsurer’s nonperformance risk are recognized as part of the change in MRBs in the consolidated statements of operations.
At contract inception, we assess the fees and assessments collectible from the policyholder and to the extent they are attributable to the MRB, identify them as attributed fees to be used in MRB measurement. MRBs are measured and recognized at contract inception using this attributed fee method, and for FIA contracts with a day 1 MRB liability, an equivalent contra-liability, referred to as a host offset, is recognized in other policyholder funds and benefits payable on the consolidated balance sheets.
Upon annuitization of the contract or the extinguishment of the account balance, the MRB, related annuity contract and unamortized deferred costs are derecognized, including amounts within AOCI, and a LFPB and DPL for the remaining payout annuity contract is established, as applicable.
Directly written and assumed MRBs are not reduced for those riders that are ceded under reinsurance agreements. Instead, reinsured MRBs (“ceded MRBs”) are measured at fair value and are separately recorded in reinsurance recoverables on the consolidated balance sheets.
Refer to Note 12 - Market Risk Benefits for additional information.
Revenue Recognition
For investment and UL contracts such as VA, fixed annuities, and COLI, amounts collected from policyholders are considered deposits and are not included in revenues. Policy charges and fee income are recognized in the period in which services are provided, and primarily consists of fees for policy administration, cost of insurance charges or surrender charges assessed against PABs. For traditional life products, premiums are recognized as revenue when due from policyholders.
Adoption of New Accounting Standards
Reference Rate Reform (Topic 848) (ASU 2020-04, ASU 2021-01, and ASU 2022-06)
ASU 2020-04 and ASU 2021-01 provided practical expedients as codified within Topic 848 which were intended to ease operational burdens related to modifications to certain contracts, hedges and derivatives compelled due to reference rate reform. Each ASU was effective at issuance, adopted by the Company in prior years, and did not have a material effect on our financial statements. ASU 2022-06 deferred the sunset of Topic 848 from December 31, 2022 to December 31, 2024, at which point the practical expedients within Topic 848 after adoption are no longer be available. As of January 1, 2024, all ASUs were adopted and it did not have a material effect on our financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Fair Value Measurements of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03)
ASU 2022-03 applies to both holders and issuers of equity and equity-linked securities measured at fair value and clarifies that a contractual sales restriction is not considered in measurement. The amendments are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adoption permitted. The Company adopted the provisions of ASU 2022-03 on January 1, 2024, and it did not have a material effect on our financial statements.
Segment Reporting - Improvements to Reportable Segment Disclosures (ASU 2023-07)
ASU 2023-07 requires additional disclosures regarding the Company’s CODM and significant segment expenses that are regularly provided to and used by the CODM in managing the business. The ASU also clarified the expanded disclosures will be applicable to entities with a single reportable segment. We adopted these updates effective January 1, 2024.
Refer to Note 2 - Segment Information for additional information.
Recently Issued Accounting Standards
Induced Conversions of Convertible Debt Instruments (ASU 2024-04)
ASU 2024-04 will clarify requirements for determining whether certain settlements of convertible debt instruments should be accounted for as an induced conversion or a debt extinguishment. The amendments are effective for the Company in fiscal years beginning after December 15, 2025 and interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements.
Income Statement – Expense Disaggregation Disclosures
ASU 2024-03 will require additional disclosures regarding specific expense categories. The amendments are effective for the Company in fiscal years beginning after December 15, 2026, and interim periods beginning after December 15, 2027, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements.
Income Taxes - Improvements to Income Tax Disclosures (ASU 2023-09)
ASU 2023-09 will require additional disclosures with respect to taxes paid and the Company's effective tax rate reconciliation for federal, state, and foreign income taxes. The amendments are effective for the Company in fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of this guidance on its 2025 financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
2.Segment Information

The following presents revenues from premiums and policy charges and fee income, as well as deposits on PABs, recorded in benefits and losses on the consolidated statements of operations, by product:
	Year Ended December 31,
	2024	2023	2022
Deposits
Variable annuities	$2	$2	$447
Fixed annuities	—	—	1
Fixed indexed annuities	394	469	188
Payout annuities	212	243	233
Universal life and other	—	2	—
Total deposits	$608	$716	$869

Revenues
Variable annuities	$440	$459	$292
Fixed annuities	1	1	1
Fixed indexed annuities	21	17	60
Payout annuities	66	61	46
Universal life and other	185	196	209
Total revenues	$713	$734	$608

Total assets for the single reportable segment are included within the consolidated balance sheets. Revenues and long-lived assets are exclusively concentrated in the U.S.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3.Investments
Available-for-Sale Debt Securities
Major security types for AFS structured debt securities include the following:
•ABS: securities backed by leases, receivables, credit cards, and consumer loans (e.g., auto loans, education loans, and home equity loans).
•CLOs: securities collateralized by corporate bonds and bank loans, including those associated with commercial real estate.
•CMBS: commercial and other multi-family mortgage-backed and agency pass-through securities.
•RMBS: residential and other single-family mortgage-backed and agency pass-through securities, as well as collateralized mortgage obligations.

The following table presents the balances of AFS debt securities, by major security type:
	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
As of December 31, 2024
Fixed maturities, available-for-sale
Asset-backed securities	$467	$—	$3	$(14)	$456
Collateralized loan obligations	1,537	—	15	(3)	1,549
Commercial mortgage-backed securities	982	(1)	5	(106)	880
Corporate bonds	9,626	(2)	1	(1,673)	7,952
Foreign government and agencies	510	—	2	(50)	462
Municipal bonds	683	—	—	(144)	539
Residential mortgage-backed securities	380	(1)	2	(46)	335
U.S. Treasury bonds	1,347	—	—	(415)	932
Total fixed maturities, available-for-sale	$15,532	$(4)	$28	$(2,451)	$13,105

Short-term investments, available-for-sale	$62	—	—	—	$62

As of December 31, 2023
Fixed maturities, available-for-sale
Asset-backed securities	$376	$—	$3	$(16)	$363
Collateralized loan obligations	970	(2)	3	(5)	966
Commercial mortgage-backed securities	1,639	(7)	—	(186)	1,446
Corporate bonds	11,245	(7)	22	(1,715)	9,545
Foreign government and agencies	442	—	10	(48)	404
Municipal bonds	961	—	—	(158)	803
Residential mortgage-backed securities	508	—	—	(63)	445
U.S. Treasury bonds	1,194	—	—	(312)	882
Total fixed maturities, available-for-sale	$17,335	$(16)	$38	$(2,503)	$14,854

Short-term investments, available-for-sale	$28	—	—	—	$28

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following table presents the balances of AFS debt securities, by contractual maturity:
	As of December 31, 2024		As of December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$398	$393	$392	$380
Over one year through five years	2,072	1,960	2,305	2,178
Over five years through ten years	2,372	2,098	3,351	2,960
Over ten years	7,386	5,496	7,822	6,144
Structured securities	3,366	3,220	3,493	3,220
Total	$15,594	$13,167	$17,363	$14,882

Estimated maturities may differ from contractual maturities due to call or prepayment provisions, due to the potential for variability in payment speeds (i.e., prepayments or extensions).

The following tables present the Company’s unrealized loss aging for AFS debt securities, by major security type and length of time that the securities were in a continuous unrealized loss position:
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
As of December 31, 2024
Fixed maturities, available-for-sale
Asset-backed securities	$64	$(3)	$177	$(11)	$241	$(14)
Collateralized loan obligations	203	(3)	—	—	203	(3)
Commercial mortgage-backed securities	55	(2)	709	(104)	764	(106)
Corporate bonds	497	(24)	6,916	(1,649)	7,413	(1,673)
Foreign government and agencies	185	(7)	190	(43)	375	(50)
Municipal bonds	2	—	533	(144)	535	(144)
Residential mortgage-backed securities	33	—	299	(46)	332	(46)
U.S. Treasury bonds	168	(3)	757	(412)	925	(415)
Total fixed maturities, available-for-sale	$1,207	$(42)	$9,581	$(2,409)	$10,788	$(2,451)

As of December 31, 2023
Fixed maturities, available-for-sale
Asset-backed securities	$75	$(2)	$181	$(14)	$256	$(16)
Collateralized loan obligations	238	(1)	296	(4)	534	(5)
Commercial mortgage-backed securities	43	(4)	1,373	(182)	1,416	(186)
Corporate bonds	376	(32)	8,299	(1,683)	8,675	(1,715)
Foreign government and agencies	1	—	290	(48)	291	(48)
Municipal bonds	8	(1)	794	(157)	802	(158)
Residential mortgage-backed securities	—	—	408	(63)	408	(63)
U.S. Treasury bonds	6	(4)	870	(308)	876	(312)
Total fixed maturities, available-for-sale	$747	$(44)	$12,511	$(2,459)	$13,258	$(2,503)

As of December 31, 2024, AFS debt securities in an unrealized loss position consisted of 3,242 positions due to increasing interest rates, partially offset by the narrowing of credit spreads since the purchase and/or application of pushdown accounting dates.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities. The decision to record credit losses on AFS debt securities in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations, resulting in realized losses in future periods.
Sales
Proceeds from sales of AFS debt securities were $1,840, $1,304 and $5,897 for the years ended December 31, 2024, 2023 and 2022, respectively.
Allowance for Credit Losses
Developing the Company’s best estimate of expected future cash flows for ACL on AFS debt securities is a quantitative and qualitative process that incorporates information received from third-party sources, along with certain internal assumptions regarding the future performance. Cash flows are discounted at the effective yield that is used to record interest income. The Company's considerations include, but are not limited to: (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to: economic and industry-specific trends and fundamentals, instrument-specific developments, including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to: various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTV"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following presents a rollforward of the ACL for AFS debt securities, by major security type:
	Collateralized Loan Obligations	Commercial Mortgage-Backed Securities	Corporate Bonds	Residential Mortgage-Backed Securities	Total
Balance as of January 1, 2022	$—	$—	$—	$—	$—
Initial credit losses	—	—	1	—	1
Reduction for sales	—	—	(1)	—	(1)
Balance as of December 31, 2022	$—	$—	$—	$—	$—

Initial credit losses	2	7	8	—	17
Reduction for sales	—	—	(1)	—	(1)
Balance as of December 31, 2023 [1]	2	7	7	—	16

Initial credit losses	—	4	1	1	6
Reduction for sales	—	(2)	—	—	(2)
Additional decreases	(2)	(8)	(6)	—	(16)
Balance as of December 31, 2024 [1]	$—	$1	$2	$1	$4
[1]As of December 31, 2024 and 2023, the Company held no purchased credit deteriorated (“PCD”) AFS debt securities.

Net Investment Income

Net investment income by asset class consists of the following:
	Year Ended December 31,
	2024	2023	2022
Fixed maturities	$645	$641	$604
Equity securities	4	11	10
Mortgage loans	72	80	74
Policy loans	99	90	82
Investment funds	75	116	168
Other investments	(30)	—	(10)
Short-term investments	70	54	16
Funds withheld liability	(392)	(381)	(136)
Investment expense	(28)	(21)	(30)
Total net investment income	$515	$590	$778

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Investment Related Losses, Net

Investment related losses, net, by asset class consists of the following:
	Year Ended December 31,
	2024	2023	2022
Available-for-sale debt securities
Gross gains on sales	7	1	2
Gross losses on sales	(199)	(194)	(532)
Net realized gain/loss on other disposals	(21)	(12)	—
Net realized investment related losses on available-for-sale debt securities	(213)	$(205)	$(530)

Provision for credit losses on fixed maturities, available-for-sale	9	(16)	(1)
Net recognized investment related gains (losses) on fair value option fixed maturities	17	(11)	(21)
Net realized investment related gains (losses) on equity securities	(1)	12	5
Net unrealized investment related gains (losses) on equity securities still held at the end of the period	18	(8)	(24)
Provision for credit losses on mortgage loans	6	(11)	(3)
Net recognized investment related gains on investment funds	30	41	16
Embedded derivatives [1]	(80)	(473)	916
Freestanding derivatives [1]	(449)	(926)	(297)
Modified coinsurance assets [2]	169	671	98
Fixed indexed annuities hedge program	23	22	(247)
Other, net	(22)	(25)	12
Investment related losses, net	$(493)	$(929)	$(76)
[1]Refer to the Non-Qualifying Derivatives section of Note 4 — Derivatives for additional information.
[2]Represents the remainder return on the modified coinsurance assets.

Accrued Interest Receivable

Accrued interest receivable, by asset class, recorded in other assets on the consolidated balance sheets, consists of the following:
	As of December 31,
	2024	2023
Available-for-sale debt securities	$160	$161
Mortgage loans	6	6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Mortgage Loans

The following presents the Company’s mortgage loans, by geographic location:
	As of December 31,
	2024		2023
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
East North Central	$90	4.9%	$87	4.3%
East South Central	29	1.6%	34	1.7%
Middle Atlantic	180	9.7%	175	8.6%
Mountain	163	8.8%	176	8.6%
New England	69	3.7%	70	3.4%
Pacific	378	20.4%	462	22.6%
South Atlantic	572	30.9%	621	30.3%
West North Central	42	2.3%	40	1.9%
West South Central	192	10.4%	213	10.4%
Other [1]	136	7.3%	167	8.2%
Total mortgage loans	$1,851	100.0%	$2,045	100.0%
[1]Primarily represents loans collateralized by multiple properties in various regions.

The following table presents the Company’s mortgage loans, by property type:
	As of December 31,
	2024		2023
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
Industrial	$571	30.8%	$711	34.8%
Multifamily	518	28.0%	617	30.2%
Office	271	14.6%	340	16.6%
Retail	491	26.6%	377	18.4%
Total mortgage loans	$1,851	100.0%	$2,045	100.0%

Allowance for Credit Losses
Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two years to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt service coverage ratios ("DSCRs") and LTVs over the forecasted period. The Company's process also considers qualitative factors. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios. When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral, less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral, such as changes in projected property value estimates.
As of December 31, 2024 and 2023, the Company did not have any mortgage loans for which an ACL was established on an individual basis.
As of December 31, 2024 and 2023, the Company held no PCD or held-for-sale mortgage loans.

The following table presents a rollforward of the ACL for mortgage loans:
	Year Ended December 31,
	2024	2023	2022
Beginning balance	$26	$15	$12
Provision for credit losses	(6)	11	3
Sales	(2)	—	—
Additional decreases	(2)		—
Ending balance	$16	$26	$15

The change in the allowance for the year ended December 31, 2024 and 2023 was primarily attributable to changes in market conditions and an update in assumptions. The increase in the allowance for the year ended December 31, 2022 was primarily attributable to the deteriorating economic conditions and the potential impact on real estate property valuations and, to a lesser extent, net additions of new loans.
Loan Modifications
The Company may modify the terms of a loan when the borrower is experiencing financial difficulties, as a means to optimize recovery of amounts due on the loan. Modifications may involve temporary relief, such as payment forbearance for a short period time or may involve more substantive modifications such as interest rate relief or maturity extensions. Changes to loan terms, pursuant to a modification agreement, are factored into the analysis of the loan’s expected credit losses, under the allowance model applicable to the loan.
For the year ended December 31, 2024, the Company granted modifications related to one commercial mortgage loan borrower experiencing financial difficulty. The borrower was granted a 3-year maturity extension with a continuation of the existing fixed interest rate, which was determined to be below-market.
The carrying value of the loan as of December 31, 2024 was approximately $35 (1.9%) of the total carrying value of the Company’s commercial mortgage loan portfolio. As of December 31, 2024 the loan was considered performing as it was current on contractual payments.
Credit Quality Indicators
The weighted-average LTV ratio at origination of the Company’s mortgage loans held as of December 31, 2024 was 30.2%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals performed at origination and updated as necessary. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments which are updated no less than annually through reviews of underlying properties.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following presents the LTV ratio and DSCR for mortgage loans, by origination year:
As of December 31, 2024
	2024	2023	2022	2021	2020	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$—	$—	$54	$15	$—	$55	$124
65% to 80%	—	3	98	90	21	205	417
Less than 65%	13	34	264	158	37	804	1,310
Total	$13	$37	$416	$263	$58	$1,064	$1,851

Amortized cost for debt service coverage ratios:
Greater than 1.50x	$5	$—	$209	$198	$52	$940	$1,404
1.15x to 1.50x	8	—	108	28	6	110	260
0.95x to 1.15x	—	34	27	15	—	13	89
Less than 0.95x	—	3	72	22	—	1	98
Total	$13	$37	$416	$263	$58	$1,064	$1,851

Average loan-to-value for debt service coverage ratios:
Greater than 1.50x	13.1%	—%	57.6%	58.5%	60.5%	50.1%	52.7%
1.15x to 1.50x	37.2%	—%	47.7%	62.4%	62.6%	72.6%	59.9%
0.95x to 1.15x	—%	43.5%	69.0%	88.0%	—%	68.3%	62.4%
Less than 0.95x	—%	70.9%	79.1%	51.4%	—%	—%	72.7%
Weighted average	27.4%	45.9%	59.5%	60.0%	60.7%	52.7%	55.2%

As of December 31, 2023
	2023	2022	2021	2020	2019	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$—	$56	$16	$—	$—	$48	$120
65% to 80%	—	81	137	23	27	175	443
Less than 65%	19	235	198	49	165	816	1,482
Total	$19	$372	$351	$72	$192	$1,039	$2,045

Amortized cost for debt service coverage ratios:
Greater than 1.50x	$—	$239	$301	$72	$171	$952	$1,735
1.15x to 1.50x	3	50	29	—	13	87	182
0.95x to 1.15x	16	19	16	—	8	—	59
Less than 0.95x	—	64	5	—	—	—	69
Total	$19	$372	$351	$72	$192	$1,039	$2,045

Average loan-to-value for debt service coverage ratios:
Greater than 1.50x	—%	54.3%	58.6%	55.9%	54.2%	49.4%	52.4%
1.15x to 1.50x	51.6%	38.6%	62.2%	—%	69.5%	61.5%	55.7%
0.95x to 1.15x	39.8%	77.5%	84.3%	—%	76.9%	—%	68.8%
Less than 0.95x	—%	77.1%	50.3%	—%	—%	—%	75.2%
Weighted average	42.7%	57.4%	59.7%	55.9%	56.3%	50.4%	54.0%
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2024 and 2023, the Company held no mortgage loans considered past due.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's consolidated balance sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's consolidated balance sheets.

As noted above, the Company’s current positions do not permit net presentation, however, the following presents the potential effect of rights of setoff associated with repurchase agreements:
	As of December 31,
	2024	2023
Gross amounts recognized	$(354)	$(421)

Gross amounts not offset:
Financial instruments [1]	391	439
Net amount	$37	$18
[1]Included within fixed maturities and short-term investments on the Company's consolidated balance sheets.

Refer to Note 4 - Derivatives the potential effect of rights of set-off associated with recognized derivative assets and liabilities.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2024 and 2023, the fair value of securities on deposit was $12 and $22, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives.
Variable Interest Entities
As of December 31, 2024 and 2023, the Company did not hold any investment in a VIE for which it was the primary beneficiary. The Company’s risk of loss associated with non-consolidated investments depends on the investment. Investment funds are limited to the Company’s share of the investee’s net assets plus unfunded commitments. Fixed maturities are limited to amortized cost and unfunded commitments.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following summarizes the carrying value and maximum loss exposure of these non-consolidated investments:
	As of December 31,
	2024		2023
(in billions)	Carrying Value	Maximum Exposure to Loss	Carrying Value	Maximum Exposure to Loss
Investment funds	$1.3	$1.8	$1.4	$2.0
Fixed maturities	3.7	4.0	4.1	4.5
Total non-consolidated investments	$5.0	$5.8	$5.5	$6.5

Equity Method Investments
For the year ended December 31, 2024, aggregate net investment income from investment funds exceeded 10% of the Company’s pre-tax net income.

Accordingly, the Company is disclosing summarized financial data in the following table which reflects the latest available financial information:
	As of December 31,
(in billions)	2024	2023
Total assets	$136.3	$176.4
Total liabilities	12.8	29.4
Net income	10.8	12.7

The above aggregated summarized financial data does not represent the Company’s proportionate share of the investment's assets or earnings.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The following table discloses the Company’s investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government agencies:

Issuer	Market Value
PIMCO PRIVATE INCOME FUND ONSHORE FEEDER LLC	$168
AG ABC STRUCTURED NOTE LP (EQUITY)	146
SIXTH STREET LENDING PARTNERS	133
MCF CLO VI LLC	132
WELLS FARGO & COMPANY	128
PIMCO COMMERCIAL REAL ESTATE DEBT FUND II RATED NOTE VEHICLE I L	125
BANK OF AMERICA CORPORATION	120
ORACLE CORPORATION	96
UPFRONT VENTURES	91
MORGAN STANLEY	91
JPMORGAN CHASE & CO.	89
THE GOLDMAN SACHS GROUP, INC.	86
AMGEN INC.	85
MITSUBISHI UFJ FINANCIAL GROUP, INC.	82
THE BOEING COMPANY	82
MIZUHO FINANCIAL GROUP, INC.	79
FEDERAL HOME LOAN MORTGAGE CORPORATION	74

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4.Derivatives
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy, as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default and currency exchange rate exposures or movements. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies.
Derivatives Designated and Qualifying as Hedging Instruments
Some of the Company's derivatives satisfy hedge accounting requirements, as outlined in Note 1 - Basis of Presentation and Significant Accounting Policies. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts.
The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates.
Derivatives Not Designated as Hedging Instruments
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's VA products, as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities that either do not qualify or we have elected to forego hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2024 and 2023, there were no interest rate swaps in offsetting relationships.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Macro Hedge Program
The Company utilizes interest rate swaps, equity swaps, total return swaps, options, forwards, and futures to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and GMDB claims, as well as lower VA fee revenue.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Product Embedded Derivatives
The Company has assumed through reinsurance certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.
The Company formerly offered, and subsequently fully reinsured, certain UL products with index-linked features that also constitute an embedded derivative.
Ceded Modified Coinsurance Reinsurance Contracts
As of December 31, 2024 and 2023, the Company had approximately $779 and $877, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. As a result of this modified coinsurance arrangement, the Company has recorded an embedded derivative within the funds withheld liability on the consolidated balance sheets for the changes in fair value of investments held in trust which are subject to interest rate and credit risk.
Derivative Balance Sheet Classification
The following tables in this section exclude the following:
•Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below.
•Investments that contain an embedded credit derivative for which the Company has elected the FVO.

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage:
	Notional Amount [4]	Fair Value
		Net	Assets	Liabilities
As of December 31, 2024
Designated and qualifying as hedges
Cash flow hedges
Interest rate swaps	$250	$(32)	$—	$32

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	247	—	(247)
Fixed indexed annuities [2] [3]	—	(160)	480	640
Other [2] [3]	—	(5)	(9)	(4)
Total embedded derivatives	—	82	471	389

Freestanding derivatives [1]
Variable annuities macro hedge program	15,599	(29)	79	108
Foreign currency swaps and forwards	69	10	10	—
Interest rate swaps, swaptions, and futures	1,087	(254)	—	254
Total freestanding derivatives	16,755	(273)	89	362

Total not designated as hedges	16,755	(191)	560	751

Total derivatives	$17,005	$(223)	$560	$783

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage: (continued)
	Notional Amount [4]	Fair Value
		Net	Assets	Liabilities
As of December 31, 2023
Designated and qualifying as hedges
Cash flow hedges
Interest rate swaps	$250	$(29)	$—	$29

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	302	—	(302)
Fixed indexed annuities [2] [3]	—	(135)	406	541
Other [2] [3]	—	—	(5)	(5)
Total embedded derivatives	—	167	401	234

Freestanding derivatives [1]
Variable annuities macro hedge program	10,340	5	151	146
Foreign currency swaps and forwards	202	12	12	—
Interest rate swaps, swaptions, and futures	1,087	(188)	—	188
Credit derivatives	500	10	10	—
Total freestanding derivatives	12,129	(161)	173	334

Total not designated as hedges	12,129	6	574	568

Total derivatives	$12,379	$(23)	$574	$597
[1]Represents the gross fair value of freestanding derivatives, excluding collateral, deferred premiums on pay-at-end options, and accrued income.
[2]For certain assumed and ceded reinsurance agreements the notional value is not indicative of the volume of activity. Refer to Note 5 - Fair Value Measurements and Note 6 - Reinsurance for additional information regarding the activity which generated the value of the embedded derivatives.
[3]These derivatives are not held for risk management purposes. Assets are recorded in reinsurance recoverables and liabilities in other policyholder funds and benefits payable and funds withheld liability.
[4]The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Offsetting of Derivative Assets / Liabilities

The following presents the effect or potential effect of rights of set-off associated with recognized derivative assets and liabilities:
	As of December 31,
	2024		2023
	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Gross amounts recognized [1]	$279	$(405)	$202	$(386)
Gross amounts offset [2]	(45)	371	(167)	329
Net amount presented [3]	234	(34)	35	(57)

Gross amounts not offset:
Cash collateral pledged (received) [2]	—	—	(30)	30
Net amount	234	(34)	5	(27)

Off-balance sheet securities collateral pledged (received) [4]	—	34	(1)	58
Net amount	$234	$—	$4	$31
[1]Represents the fair value of freestanding derivatives inclusive of accrued income and deferred premiums on pay-at-end options, but excluding collateral.
[2]Excludes the initial margin associated with exchange-traded derivative instruments included in other investments.
[3]Derivative assets and liabilities, including deferred premiums on options, cash collateral, and accrued interest, are presented on the Company's consolidated balance sheets in other investments and other liabilities, respectively.
[4]Non-cash collateral pledged (received) represents the variation margin on exchange-traded derivatives and excludes initial margin on exchange-traded derivatives. Non-cash collateral pledged is included within fixed maturities, AFS on the consolidated balance sheets. Non-cash collateral received is not recognized on our consolidated balance sheets unless the obligor (transferor) has defaulted under the terms of the secured contract and is no longer entitled to the pledged asset.

The following presents the amounts related to collateral pledged (received) in conjunction with derivative contracts:
	As of December 31,
	2024		2023
	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Cash collateral [1]	$(61)	$356	$(89)	$265
Initial margin on exchange-traded derivatives [2]
Cash collateral	—	35	—	42
Securities collateral	—	135	—	130
[1]Represents variation margin on exchange-traded derivatives which are included within the offsetting of derivatives table above.
[2]Excluded from the offsetting of derivatives table above.

Refer to Note 3 — Investments for the effect of rights of set-off associated with repurchase agreements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
As of December 31, 2024, there were no before tax deferred net losses on derivative instruments expected to be reclassified from AOCI to earnings over the next twelve months. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Refer to Note 17 — Equity for details regarding amounts recorded in and reclassified from AOCI for cash flow hedges.
Non-Qualifying Derivatives
For non-qualifying derivatives, including embedded derivatives that are required to be bifurcated from their host contracts, the gain or loss on the derivative is recognized within investment related losses, net.

The following is a summary of investment related losses, net related to derivatives not designated as hedges:
	Year Ended December 31,
	2024	2023	2022
Embedded derivatives
Modified coinsurance [1]	$(55)	$(424)	$711
Fixed indexed annuities	(25)	(54)	200
Other	—	5	5
Total embedded derivatives	(80)	(473)	916

Freestanding derivatives
Variable annuities macro hedge program	(388)	(897)	(1)
Foreign currency swaps and forwards	4	(1)	7
Interest rate swaps, swaptions, and futures	(71)	(40)	(306)
Credit derivatives	6	12	3
Total freestanding derivatives	(449)	(926)	(297)

Total	$(529)	$(1,399)	$619
[1]Excludes the remainder return on the modified coinsurance assets. Refer to Note 3 — Investments for additional details.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings. As of December 31, 2024, the Company was not entered in any credit default swaps contracts.

The following presents details of the Company’s investment grade risk exposure assumed through basket credit default swaps [1] as of December 31, 2023:
Notional Amount [3]	Fair Value	Weighted Average Years to Maturity	Underlying Referenced Credit Obligation [2]		Offsetting Notional Amount	Offsetting Fair Value
			Type	Average Credit Rating
$500	$10	5 years	Corporate Credit	BBB+	$—	$—
[1]Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.
[2]The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[3]Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5.Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
•Level 1 — Fair values based primarily on unadjusted quoted prices for identical assets or liabilities, in active markets that the Company has the ability to access at the measurement date.
•Level 2 — Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
•Level 3    — Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair value uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
•Net Asset Value (“NAV”) — Other invested assets within separate accounts are typically measured using NAV as a practical expedient in determining fair value and are not classified in the fair value hierarchy. The carrying value reflects the pro rata ownership percentage as indicated by NAV in the investment’s financial statements, which may be adjusted if it is determined NAV is not calculated consistent with investment company fair value principles. The underlying investments may have significant unobservable inputs, which may include but are not limited to, comparable multiples and weighted average cost of capital rates applied in valuation models or a discounted cash flow model.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine the fair value of assets and liabilities that the Company has classified within Level 3.

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis:
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3
As of December 31, 2024
Assets
Fixed maturities, available-for-sale
Asset-backed securities	$456	$—	$—	$366	$90
Collateralized loan obligations	1,549	—	—	1,544	5
Commercial mortgage-backed securities	880	—	—	821	59
Corporate bonds	7,952	—	—	6,881	1,071
Foreign government and agencies	462	—	—	410	52
Municipal bonds	539	—	—	538	1
Residential mortgage-backed securities	335	—	—	335	—
U.S. Treasury bonds	932	—	—	932	—
Total fixed maturities, available-for-sale	13,105	—	—	11,827	1,278

Fair value option fixed maturities	326	—	—	—	326
Equity securities	134	—	9	101	24
Investment funds	270	—	—	—	270
Freestanding derivatives [1]	234	145	5	(1)	85

Short-term investments
Loans issued by related parties	540	—	—	—	540
Other	797	—	678	57	62
Total short-term investments	1,337	—	678	57	602

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis: (continued)
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3

Reinsurance recoverables
Fixed indexed annuities hedge program	176	—	—	—	176
Fixed indexed annuities embedded derivative	480	—	—	—	480
Ceded other embedded derivatives	(9)	—	—	—	(9)
Ceded market risk benefits	405	—	—	—	405
Total reinsurance recoverables	1,052	—	—	—	1,052

Market risk benefits	742	—	—	—	742
Separate account assets	91,480	197	56,643	34,639	1
Total assets	$108,680	$342	$57,335	$46,623	$4,380

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$640	$—	$—	$—	640
Other embedded derivatives	(4)	—	—	—	(4)
Total other policyholder funds and benefits payable	636	—	—	—	636

Market risk benefits	874	—	—	—	874

Funds withheld liability
Modified coinsurance embedded derivative	(131)	—	—	—	(131)
Related party modified coinsurance embedded derivative	(116)	—	—	—	(116)
Fixed indexed annuities hedge program retrocession	132	—	—	—	132
Total funds withheld liability	(115)	—	—	—	(115)

Freestanding derivatives [1]	34	(360)	—	298	96

Total liabilities	$1,429	$(360)	$—	$298	$1,491

As of December 31, 2023
Assets
Fixed maturities, available-for-sale
Asset-backed securities	$363	$—	$—	$313	$50
Collateralized loan obligations	966	—	—	847	119
Commercial mortgage-backed securities	1,446	—	—	1,440	6
Corporate bonds	9,545	—	—	8,054	1,491
Foreign government and agencies	404	—	—	404	—
Municipal bonds	803	—	—	803	—
Residential mortgage-backed securities	445	—	—	412	33
U.S. Treasury bonds	882	—	—	882	—
Total fixed maturities, available-for-sale	14,854	—	—	13,155	1,699

Fair value option fixed maturities	252	—	—	27	225
Equity securities	182	—	9	150	23
Investment funds	238	—	—	—	238

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis: (continued)
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3
Freestanding derivatives [1]	35	(138)	11	22	140

Short-term investments
Loans issued by related parties	440	—	—	—	440
Other	741	—	661	52	28
Total short-term investments	1,181	—	661	52	468

Reinsurance recoverables
Fixed indexed annuities hedge program	193	—	—	—	193
Fixed indexed annuities embedded derivative	406	—	—	—	406
Ceded other embedded derivatives	(5)	—	—	—	(5)
Ceded market risk benefits	648	—	—	—	648
Total reinsurance recoverables	1,242	—	—	—	1,242

Market risk benefits	578	—	—	—	578
Separate account assets	89,514	200	54,877	34,389	48
Total assets	$108,076	$62	$55,558	$47,795	$4,661

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$541	$—	$—	$—	$541
Other embedded derivatives	(5)	—	—	—	(5)
Total other policyholder funds and benefits payable	536	—	—	—	536

Market risk benefits	1,074	—	—	—	1,074

Funds withheld liability
Modified coinsurance embedded derivative	(110)	—	—	(110)	—
Related party modified coinsurance embedded derivative	(192)	—	—	(192)	—
Fixed indexed annuities hedge program retrocession	145	—	—	—	145
Total funds withheld liability	(157)	—	—	(302)	145

Freestanding derivatives [1]	57	(306)	11	284	68

Total liabilities	$1,510	$(306)	$11	$(18)	$1,823
[1]Amounts in the Level 1, 2, and 3 columns represent the gross fair value of freestanding derivatives, excluding collateral and accrued income.
[2]“Netting” represents the fair value of freestanding derivatives as well as cash collateral and accrued income offset under master netting agreements. Refer to Note 4 — Derivatives for additional information regarding offsetting of derivatives.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market-based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market-based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
Modified coinsurance embedded derivatives represent the right to receive or obligation to pay the total return on the assets supporting the funds withheld liability, and are analogous to a total return swap with a floating rate leg. The fair value of the embedded derivatives on ceded modified coinsurance agreements are classified as Level 3 and measured as the unrealized gain (loss) on the underlying assets which are valued in the same manner as our other investments.
The fair value of freestanding derivatives is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC-cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments.
Fair values for FIA embedded derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.
Primary observable and unobservable inputs for Level 2 and Level 3 fair value measurements are described below.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Fixed Maturities
Structured Securities
Primary observable inputs include: benchmark yields and spreads; monthly payment information; collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions; and credit default swap indices. Primary observable inputs specific to ABS, CLOs, and RMBS include: estimates of future principal prepayments, derived from the characteristics of the underlying structure; and prepayment speeds previously experienced at the interest rate levels projected for the collateral.
Primary unobservable inputs include: independent broker quotes; and credit spreads and interest rates beyond the observable curves. Primary unobservable inputs specific to less liquid securities or those that trade less actively, including subprime RMBS include: estimated cash flows; credit spreads, which include illiquidity premium; constant prepayment rates; constant default rates; and loss severity.
Corporate Bonds
Includes private placement securities for which the Company has elected the fair value option.
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, offers of the same or similar securities; issuer spreads; and credit default swap curves. Primary observable specific to investment grade privately placed securities that utilize internal matrix pricing include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.
Primary unobservable inputs include: independent broker quotes; credit spreads beyond the observable curve; and interest rates beyond the observable curve. Primary unobservable inputs specific to below investment grade privately placed securities and private bank loans include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.
Foreign Government and Agencies, Municipal Bonds, and U.S. Treasury Bonds
Primary observable inputs include: benchmark yields and spreads; issuer credit default swap curves; political events in emerging market economies; Municipal Securities Rulemaking Board reported trades and material event notices; and issuer financial statements.
Primary unobservable inputs include credit spreads and interest rates beyond the observable curves.
Equity Securities
Primary observable inputs include quoted prices in markets that are not active.
Primary unobservable inputs include internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions.
Investment Funds
Relates to certain investment funds for which the Company has elected the fair value option.
Primary observable inputs include: yield, duration, and spread duration for public securities of similar quality, maturity, and sector, adjusted for the non-public nature.
Primary unobservable inputs include: material non-public financial information and estimation of future distributable earnings.
Freestanding Derivatives
Credit Derivatives
Primary observable inputs include: swap yield curves; and credit default swap curves.
There are no primary unobservable inputs.
Foreign Currency Derivatives
Primary observable inputs include: the swap yield curve; currency spot and forward rates; and cross currency basis curves.
There are no primary unobservable inputs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Interest Rate Swaps
Primary observable inputs include independent broker quotes and the swap yield curve.
Primary unobservable inputs include the swap yield curve beyond 50 years.
Equity Options, Forwards and Swaptions
Primary observable inputs include underlying asset price and interest rates.
Primary unobservable inputs include strike price, duration, and volatility.
Futures
Primary observable inputs include unadjusted quoted prices in active markets.
There are no primary unobservable inputs.
Short-Term Investments
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, and offers; issuer spreads and credit default swap curves; and material event notices and new issue money market rates.
Primary unobservable inputs include independent broker quotes.
Fixed Indexed Annuities Embedded Derivatives
Primary observable inputs include: risk-free rates as represented U.S. Treasury par yield curve rates and market corporate bond spreads to derive forward curve rates; correlations of 10 years of observed historical returns across underlying well-known market indices; correlations of historical index returns compared to separate account fund returns; and equity index levels.
Primary unobservable inputs include: market implied equity volatility assumptions; credit standing adjustment assumptions; option budgets; and assumptions about policyholder behavior, such as withdrawal utilization, withdrawal rates, lapse rates, and reset elections.
The fair value for the FIA embedded derivatives are calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Separate Account Assets
Separate account assets include fixed maturities, equity securities (largely consisted of mutual funds), mortgage loans, short-term investments, and other invested assets (largely consisted of investment funds and freestanding derivatives) that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company.
For other invested assets in which fair value represents a share of the NAV, 1% and 34% were subject to significant liquidation restrictions as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, there were no investment funds that did not allow any form of redemption.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.

The following table summarizes the significant unobservable inputs for level 3 fixed maturities, investment funds, freestanding derivatives and FIA embedded derivatives:
Fair Value [1]	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [2]	Impact of Increase in Input on Fair Value [3]
As of December 31, 2024
Asset-backed securities
$45	Discounted cash flows	Spread	550bps to 575bps	562bps	Decrease

Commercial mortgage-backed securities:
$59	Discounted cash flows	Spread [4]	677bps to 677bps	677bps	Decrease

Corporate bonds:
$1,057	Discounted cash flows	Spread	46bps to 502bps	162bps	Decrease

Short-term investments:
$62	Discounted cash flows	Spread	619bps to 1,067bps	694bps	Decrease

Fair value option fixed maturities and investment funds
596	Discounted cash flows	Spread	(3)bps to 291bps	266bps	Decrease

Interest rate swaptions [10]:
77	Option model	Interest rate volatility	75bps to 86bps	82bps	Increase

Equity options and forwards [10]:
$(59)	Option model	Equity volatility	13.7% to 54.6%	24.8%	Increase

Fixed indexed annuities embedded derivatives:
$640	Option budget	Withdrawal rates [6]	0.0% to 15.9%	1.8%	Decrease
		Lapse rates [7]	0.3% to 50.0%	10.4%	Decrease
		Option budgets [8]	0.1% to 3.8%	1.5%	Increase
		Credit standing adjustment [9]	0.6% to 2.6%	1.5%	Decrease

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following table summarizes the significant unobservable inputs for level 3 fixed maturities, investment funds, freestanding derivatives and FIA embedded derivatives: (continued)
Fair Value [1]	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [2]	Impact of Increase in Input on Fair Value [3]
As of December 31, 2023
Asset-backed securities
$50	Discounted cash flows	Spread	251bps to 426bps	316bps	Decrease

Collateralized loan obligations:
$59	Option model	Spread	268bps to 270bps	269bps	Decrease

Commercial mortgage-backed securities:
$6	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	1,041bps to 1,041bps	1,041bps	Decrease

Corporate bonds:
$1,421	Discounted cash flows	Spread	49bps to 894bps	246bps	Decrease

Residential mortgage-backed securities:
$14	Discounted cash flows	Spread [5]	387bps to 387bps	387bps	Decrease

Fair value option fixed maturities
$225	Discounted cash flows	Spread	2bps to 312bps	166bps	Decrease

Macro hedge program:
$(2)	Option model	Equity volatility	10.8% to 31.7%	17.9%	Increase
84		Interest rate volatility	0.2% to 2.9%	1.2%	Increase

Fixed indexed annuities embedded derivatives:
$541	Option budget	Withdrawal rates [6]	0.0% to 15.9%	1.7%	Decrease
		Lapse rates [7]	0.3% to 30.0%	6.4%	Decrease
		Option budgets [8]	0.1% to 3.8%	1.5%	Increase
		Credit standing adjustment [9]	0.6% to 2.5%	1.6%	Decrease
[1]Excludes securities for which the Company bases fair value on broker quotations.
[2]The weighted average is determined based on the fair value of the securities.
[3]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[4]Encompasses prepayment, default risk, and loss severity.
[5]Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.
[6]Range represents assumed annual percentage of allowable amount withdrawn.
[7]Range represents assumed annual percentages of policyholders electing a full surrender.
[8]Range represents assumed annual budget for index options.
[9]Range represents Company credit spreads.
[10]Equity options and forwards included in the macro hedge program. Interest rate swaptions included in both the macro hedge program and interest rate derivative strategies.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the consolidated financial statements.
Assets and liabilities are transferred in and/or out of Level 3 on the date the event or change in circumstances that caused the transfer occurs. The Company evaluates, at least annually, its valuation processes to determine if changes in circumstances has occurred that would result in a transfer between levels. Transfers in and/or out of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. During the 2023 review of the inputs, the Company deemed the spread inputs to be unobservable, and transferred those private securities included in corporate bonds from Level 2 to Level 3.

The following table present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis:
	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income	Other Comprehensive Income (Loss) [2]
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Asset-backed securities	$50	$—	$—	$(27)	$67	$90
Collateralized loan obligations	119	—	—	5	(119)	5
Commercial mortgage-backed securities	6	1	2	—	50	59
Corporate bonds	1,491	(18)	2	(274)	(130)	1,071
Foreign government and agencies	—	—	(2)	19	35	52
Municipal bonds	—	—	—	(1)	2	1
Residential mortgage-backed securities	33	—	—	—	(33)	—
U.S. Treasury bonds	—	—	—	—	—	—

Fair value option fixed maturities	225	3	—	93	5	326
Equity securities	23	1	—	—	—	24
Investment funds	238	9	—	11	12	270
Embedded derivatives [1]:
Modified coinsurance	—	(55)	—	—	302	247
Fixed indexed annuities	(135)	(25)	—	17	(17)	(160)
Other	—	—	—	(5)	—	(5)

Freestanding derivatives [1]:
Interest rate derivatives	(10)	(18)	—	—	(1)	(29)
Variable annuities macro hedge program	82	(256)	—	223	(31)	18

Short-term investments:
Loans issued by related parties	440	—	—	100	—	540
Other	28	—	—	62	(28)	62

Fixed indexed annuities hedge program	48	23	—	(27)	—	44
Ceded market risk benefits	648	(243)	—	—	—	405
Separate account assets	48	(1)	—	(38)	(8)	1

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following table present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis: (continued)
	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income	Other Comprehensive Income (Loss) [2]

Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$41	$—	$1	$8	$—	$50
Collateralized loan obligations	109	—	1	9	—	119
Commercial mortgage-backed securities	277	—	6	(65)	(212)	6
Corporate bonds	619	(3)	(68)	497	446	1,491
Foreign government and agencies	4	—	—	—	(4)	—
Municipal bonds	1	—	—	—	(1)	—
Residential mortgage-backed securities	17	—	—	31	(15)	33

Fair value option fixed maturities	306	(24)	—	80	(137)	225
Equity securities	24	—	—	(1)	—	23
Investment funds	58	36	—	7	137	238
Embedded derivatives [1]:
Fixed indexed annuities	(81)	(54)	—	34	(34)	(135)
Other	—	5	—	(5)	—	—

Freestanding derivatives [1]:
Interest rate derivatives	—	(10)	—	—	—	(10)
Variable annuities macro hedge program	148	(498)	—	432	—	82

Short-term investments
Loans issued by related parties	100	—	—	340	—	440
Other	37	—	—	28	(37)	28

Fixed indexed annuities hedge program	12	22	—	14	—	48
Ceded market risk benefits	894	(246)	—	—	—	648
Separate account assets	53	3	—	(3)	(5)	48
[1]Derivative instruments are presented on a net basis for asset (liability) positions.
[2]Recorded in unrealized gain (loss) on available-for-sale securities in the consolidated statements of comprehensive income (loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy, of the total realized and unrealized gains (losses) for the period included in net income, as shown in the table above:
	Net Investment Income	Investment Related Losses, Net [2]	Other [3]	Net Income
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Commercial mortgage-backed securities	$(2)	$3	$—	$1
Corporate bonds	(12)	(6)	—	(18)

Fair value option fixed maturities	—	3	—	3
Equity securities	—	1	—	1
Investment funds	—	9	—	9

Embedded derivatives:
Modified coinsurance	—	(55)	—	(55)
Fixed indexed annuities	—	(25)	—	(25)
Other	—	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	(18)	—	(18)
Variable annuities macro hedge program	—	(256)	—	(256)

Fixed indexed annuities hedge program	—	23	—	23
Ceded market risk benefits	—	—	(243)	(243)
Separate account assets [1]	—	(1)	—	(1)

Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Corporate bonds	$(3)	$—	$—	$(3)

Fair value option fixed maturities	—	(24)	—	(24)
Investment funds	—	36	—	36
Embedded derivatives:
Fixed indexed annuities	—	(54)	—	(54)
Other	—	5	—	5

Freestanding derivatives:
Interest rate derivatives	—	(10)	—	(10)
Variable annuities macro hedge program	—	(498)	—	(498)

Fixed indexed annuities hedge program	—	22	—	22
Ceded market risk benefits	—	—	(246)	(246)
Separate account assets [1]	—	3	—	3
[1]The realized and unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.
[2]Includes both market and non-market impacts in deriving realized and unrealized gains (losses).
[3]Other represents change in MRBs for ceded MRBs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the gross components of net purchases, sales, and settlements, and net transfers shown in the table above:
	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Asset-backed securities	$61	$(35)	$(53)	$(27)	$67	$—	$67
Collateralized loan obligations	5	—	—	5	—	(119)	(119)
Commercial mortgage-backed securities	—	—	—	—	51	(1)	50
Corporate bonds	15	(193)	(96)	(274)	27	(157)	(130)
Foreign government and agencies	28	—	(9)	19	35	—	35
Municipal bonds	—	(1)	—	(1)	7	(5)	2
Residential mortgage-backed securities	—	—	—	—	—	(33)	(33)

Fair value option fixed maturities	110	—	(17)	93	6	(1)	5
Equity securities	1	—	(1)	—	—	—	—
Investment funds	26	—	(15)	11	13	(1)	12
Embedded derivatives:
Modified coinsurance	—	—	—	—	302	—	302
Fixed indexed annuities	29	(12)	—	17	(29)	12	(17)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	—	—	—	(1)	—	(1)
Variable annuities macro hedge program	112	28	83	223	(31)	—	(31)

Short-term investments:
Loans issued by related parties	540	(440)	—	100	—	—	—
Other	62	—	—	62	—	(28)	(28)

Fixed indexed annuities hedge program	31	(58)	—	(27)	—	—	—
Separate account assets	17	—	(55)	(38)	1	(9)	(8)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the gross components of net purchases, sales, and settlements, and net transfers shown in the table above: (continued)
	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$25	$(17)	$—	$8	$—	$—	$—
Collateralized loan obligations	59	—	(50)	9	—	—	—
Commercial mortgage-backed securities	1	—	(66)	(65)	—	(212)	(212)
Corporate bonds	674	(177)	—	497	488	(42)	446
Foreign government and agencies	—	—	—	—	—	(4)	(4)
Municipal bonds	—	—	—	—	—	(1)	(1)
Residential mortgage-backed securities	33	(2)	—	31	—	(15)	(15)

Fair value option fixed maturities	94	—	(14)	80	—	(137)	(137)
Equity securities	3	—	(4)	(1)	—	—	—
Investment funds	13	(6)	—	7	137	—	137
Embedded derivatives:
Fixed indexed annuities	42	(8)	—	34	(42)	8	(34)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Variable annuities macro hedge program	72	—	360	432	—	—	—

Short-term investments:
Loans issued by related parties	500	(160)	—	340	—	—	—
Other	28	—	—	28	—	(37)	(37)

Fixed indexed annuities hedge program	32	(18)	—	14	—	—	—
Separate account assets	123	—	(126)	(3)	43	(48)	(5)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy still held at the end of the period, of the total unrealized gains (losses) for the period included in net income and OCI:
	Year Ended December 31,
	2024		2023
	Net Income	Other Comprehensive Income (Loss) [1]	Net Income	Other Comprehensive Income (Loss) [1]
Fixed maturities, available-for-sale:
Asset-backed securities	$—	$(1)	$—	$(1)
Commercial mortgage-backed securities	—	2	—	(2)
Corporate bonds	—	(4)	—	(171)
Foreign government and agencies	—	(2)	—	—

Fair value option fixed maturities	3	—	9	—
Investment funds	4	—	(22)	—

Embedded derivatives:
Other embedded derivatives	—	—	5	—

Freestanding derivatives:
Interest rate derivatives	(18)	—	(11)	—
Variable annuities macro hedge program	(196)	—	(216)	—

Fixed indexed annuities hedge program	23	—	22	—
Ceded market risk benefits	(243)	—	(246)	—
Separate account assets	(1)	—	3	—
[1]Recorded in unrealized gain (loss) on available-for-sale securities in the consolidated statements of comprehensive income (loss).

The following presents the carrying amount and fair value of the Company’s financial assets and liabilities not carried at fair value:
		As of December 31,
	Fair Value Hierarchy Level	2024		2023
		Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 2	$1,565	$1,565	$1,528	$1,528
Mortgage loans	Level 3	1,835	1,654	2,019	1,814
Other investments	Level 2	100	100	—	—

Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$9,224	$7,658	$9,921	$8,305
Funds withheld liability	Level 2	9,905	9,905	10,367	10,367
[1]This amount includes contracts accounted for as investment contracts and excludes insurance contracts, such as our group accident and health, UL, COLI, and certain FIA and VA contracts with death or other additional benefits.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
6.Reinsurance

The following summarizes premiums and policy charges and fee income by direct, assumed and ceded insurance types, in the consolidated statements of operations:

	Year Ended December 31,
	2024	2023	2022
Premiums, policy charges and fee income
Direct	$2,208	$2,212	$2,283
Reinsurance assumed	405	413	210
Reinsurance ceded	(1,900)	(1,891)	(1,885)
Total premiums, policy charges and fee income	$713	$734	$608

Assumed Reinsurance
Coinsurance Trusts
Under the terms of the assumed reinsurance transaction, TL maintains a trust for the benefit of the cedant.

The following presents the assets held in this trust:
	As of December 31,
	2024	2023
Allianz coinsurance trust:
Fixed maturities	$5,907	$6,354
Equity securities	3	—
Short-term investments	22	58
Cash	302	202

Other Assumed Reinsurance
On July 29, 2022, the Company executed a flow reinsurance agreement with Allianz. Under the terms of the transaction, the Company assumes certain FIA contracts issued by Allianz after August 2, 2022 on a coinsurance basis. Allianz will continue to service and administer the policies reinsured under the agreement as the direct insurer of the business.
Ceded Reinsurance

The following summarizes our reinsurance recoverables by counterparty:
	As of December 31,
	2024	2023
Prudential Financial, Inc.	$14,648	$14,383
Massachusetts Mutual Life Insurance Company	5,349	5,967
Commonwealth Annuity and Life Insurance Company	5,661	6,531
TR Re	8,682	9,468
Other reinsurers	1,244	1,375
Gross reinsurance recoverables	35,584	37,724

Less: allowance for credit losses	(8)	(18)
Reinsurance recoverables, net	$35,576	$37,706

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
6. Reinsurance (continued)
Allowance for Credit Losses
The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on an annual basis. The probability of default factors encompasses historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

The following table presents a rollforward of the ACL for reinsurance recoverables:
	Year Ended December 31,
	2024	2023	2022
Beginning Balance	$18	$21	$35
Reductions	(10)	(3)	(14)
Ending Balance	$8	$18	$21

Related Party Reinsurance
The Company has entered into several reinsurance transactions with TR Re.

The following presents the impacts from affiliated reinsurance in the Company's consolidated statements of operations:
	Year Ended December 31,
	2024	2023	2022
Revenues
Premiums	$(61)	$(56)	$(27)
Policy charges and fee income	(322)	(304)	(320)
Net investment income	(392)	(380)	(136)
Investment related gains	98	361	696
Total revenues	(677)	(379)	213

Benefits, Losses, and Expenses
Benefits and losses	(488)	(276)	(117)
Change in market risk benefits	155	77	4
Amortization of deferred acquisition costs	10	14	19
Insurance operating costs and other expenses	(133)	(136)	(119)
Total benefits, losses and expenses	(456)	(321)	(213)

Income (loss) before income taxes	(221)	(58)	426

Income tax expense (benefit)	(46)	(12)	90
Net income (loss)	$(175)	$(46)	$336

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
7.Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances

The following presents a rollforward of DAC by product and VOBA associated with VA:
	Deferred Acquisition Costs			Value of Business Acquired	Total
	Variable Annuities	Payout Annuities	Fixed Indexed Annuities
Balance as of January 1, 2023	$82	$105	$10	$299	$496
Additions	—	—	64	—	64
Amortization	(12)	(5)	(1)	(37)	(55)
Impact of reinsurance	—	—	(48)	—	(48)
Balance as of December 31, 2023	70	100	25	262	457

Additions	—	—	38	—	38
Amortization	(9)	(6)	(3)	(34)	(52)
Impact of reinsurance	—	—	(28)	—	(28)
Balance as of December 31, 2024	$61	$94	$32	$228	$415

The following presents a rollforward of negative VOBA by product:
	Fixed Annuities [1]	Universal Life and Other [1]	Total [1]	Life-Contingent Payout Annuities [2]
Balance as of January 1, 2023	$803	$163	$966	$2,645
Amortization	(141)	(29)	(170)	(133)
Balance as of December 31, 2023	662	134	796	2,512

Amortization	(124)	(24)	(148)	(127)
Balance as of December 31, 2024	538	110	648	2,385
[1]Recorded in other policyholder funds and benefits payable on the consolidated balance sheets. Reinsurance balances are included in reinsurance recoverables.
[2]Recorded in reserve for future policy benefits on the consolidated balance sheets. Reinsurance balances are included in reinsurance recoverables.

The following presents a rollforward of URR by product, which are included in other policyholder funds and benefits payable on the consolidated balance sheets:
	Unearned Revenue Reserves [1]
	Variable Annuities	Fixed Indexed Annuities	Payout Annuities	Total
Balance as of January 1, 2023	$47	$1,077	$71	$1,195
Amortization	(5)	(109)	(4)	(118)
Balance as of December 31, 2023	42	968	67	1,077

Amortization	(4)	(105)	(4)	(113)
Balance as of December 31, 2024	$38	$863	$63	$964
[1]Included in other policyholder funds and benefits payable on the consolidated balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances (continued)

The following presents a Company rollforward of other balances amortized on a basis consistent with DAC associated with FIA and certain intercompany balances:
	Market Risk Benefit Adjustments [1]	Unearned Commissions on Internal Reinsurance [2]
Balance as of January 1, 2023	$769	$—
Additions	—	36
Amortization	(72)	(2)
Balance as of December 31, 2023	697	34

Additions	—	34
Amortization	(60)	(6)
Balance as of December 31, 2024	$637	$62
[1]Included in other policyholder funds and benefits payable on the consolidated balance sheets.
[2]Recorded in other liabilities on the consolidated balance sheets.

8.Goodwill and Other Intangible Assets
The carrying amount of goodwill was $97 as of December 31, 2024 and 2023. There were no additions or impairments recorded for the years ended December 31, 2024, 2023 and 2022.

The following presents the Company's amortizing internally developed software recorded in goodwill and other intangible assets, net on the consolidated balance sheets:
	As of December 31,
	2024	2023
Gross carrying amount	$41	$41
Accumulated amortization	(21)	(15)
Net carrying value	$20	$26

Indefinite-lived other intangible assets consisting of state insurance licenses were $26 as of December 31, 2024 and 2023. There were no additions or impairments recorded for the years ended December 31, 2024, 2023 and 2022.
For the years ended December 31, 2024 and 2023, total amortization expense for other intangible assets recorded within insurance operating costs and other expenses on the consolidated statements of operations was $6.

As of December 31, 2024, total amortization expense for other intangible assets is expected to be as follows for each of the next five years:
Year Ended December 31,
2025	$6
2026	6
2027	6
2028	2
2029	—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
9.Separate Accounts

The following table presents the aggregate fair value of assets supporting separate accounts, by major investment category:
	As of December 31,
	2024	2023
Fixed maturities	$28,743	$28,283
Equity securities (including mutual funds)	57,602	55,678
Cash and cash equivalents	2,184	2,521
Short-term investments	945	1,001
Investment receivables, net [1]	1,755	1,814
Other invested assets [2]	251	217
Separate account assets	$91,480	$89,514
[1]Includes trade receivables on investment sales executed in the ordinary course of business where the carrying amount approximates fair value, net of investment income due and accrued.
[2]Primarily relates to investments in hedge funds.

The following table presents a rollforward of separate account liabilities, by product:
	Variable Annuities	Corporate-Owned Life Insurance	Other [1]	Total
Balance as of January 1, 2023	$26,149	$39,998	$21,108	$87,255
Premiums and deposits	204	287	1,414	1,905
Policy charges	(417)	(660)	(330)	(1,407)
Surrenders and withdrawals	(3,111)	(142)	(3,606)	(6,859)
Benefit payments	(128)	(381)	(161)	(670)
Investment performance	4,313	2,502	3,650	10,465
Net transfers from (to) general account	9	(1,177)	(7)	(1,175)
Balance as of December 31, 2023	$27,019	$40,427	$22,068	$89,514

Premiums and deposits	256	326	1,285	1,867
Policy charges	(435)	(696)	(330)	(1,461)
Surrenders and withdrawals	(3,636)	(38)	(3,364)	(7,038)
Benefit payments	(147)	(366)	(201)	(714)
Investment performance	4,060	1,519	3,360	8,939
Net transfers from (to) general account	(4)	355	36	387
Sale of consolidated subsidiary to parent	(14)	—	—	(14)
Balance as of December 31, 2024	$27,099	$41,527	$22,854	$91,480

Cash surrender value [2] as of:
December 31, 2023	$26,948	$37,731	$22,053	$86,732
December 31, 2024	26,951	38,434	22,843	88,228
[1]Represents separate account liabilities that are fully reinsured to third parties on a modified coinsurance basis.
[2]Cash surrender value ("CSV") represents the amount of the contractholders’ account balance distributable at the balance sheet date, less certain surrender charges.

Not reflected in the tables above are separate account assets and liabilities associated with Guardian contracts assumed on a modified coinsurance basis of $5.5 billion and $6.4 billion as of December 31, 2024 and 2023, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

10.Reserve for Future Policy Benefits

The following table summarizes the reserve for future policy benefits:
	As of December 31,
	2024	2023
Life-contingent payout annuities [1]	$7,998	$8,674
Additional liabilities for other insurance benefits [2]	7,383	6,787
Deferred profit liability	117	119
Negative VOBA [3]	2,385	2,512
Other reserves [4]	1,251	1,287
Reserve for future policy benefits	$19,134	$19,379
[1]See “Liability for Future Policy Benefits” section below for further information.
[2]Represents fully insured additional liabilities for other insurance benefits.
[3]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for additional details related to negative VOBA.
[4]Represents reserves for fully reinsured traditional life insurance of $0.8 billion as of December 31, 2024 and 2023, as well as COLI, other universal life-type products, and short-duration contracts, which are all excluded from the tables below.

Liability for Future Policy Benefits
Significant assumptions and inputs to the calculation of the LFPB for life-contingent payout annuities primarily include assumptions for discount rates, mortality and other policyholder data, including certain demographic data. These assumptions are derived from both policyholder data and experience and industry data, and the Company will adjust policyholder data and experience to reflect market data, where necessary. The Company does not include any expense assumptions in the calculation of the LFPB, due to the lack of expenses for payout reserves. Annually, the Company reviews all significant cash flow assumptions, such as mortality, unless emerging experience indicates a more frequent review is necessary. As part of its annual review process, the Company assesses trends in both policyholder experience and industry data and updates the assumptions in the liability calculation, as necessary.
A single-A interest rate curve is utilized to discount the cash flows used to calculate the LFPB. The discount rate reflects market observable inputs from upper-medium grade fixed income instrument yields and is reflective of the duration of the liabilities and is updated for market data. The updated cash flows used in the liability calculation are discounted using a forward rate curve.
In 2024, there were significant updates for unfavorable mortality for the Company’s structured settlement payout reserves, which increased reserves. In 2023, there were significant updates for favorable mortality for certain reserves, as a result of the Company’s assumption update. These updates resulted in lower reserves, which were offset by a deferred profit liability.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
10. Reserve for Future Policy Benefits (continued)

The Company’s LFPBs consists only of the liability associated with limited pay annuities (e.g., single premium immediate annuities) with life contingencies. As this business has no future expected premiums, the following table presents a rollforward of the present value of expected future policy benefits for life-contingent payout annuities:

	Year Ended December 31,
	2024	2023
Beginning balance	$8,459	$8,335
Beginning balance at original discount rate	10,518	11,048
Effect of actual variances from expected experience due to mortality	(3)	(17)
Effect of changes in cash flow assumptions	204	(90)
Adjusted beginning balance at original discount rate	10,719	10,941

Issuances [1]	156	147
Interest accrual [2]	196	127
Benefit payments	(698)	(697)
Ending balance at original discount rate	10,373	10,518

Cumulative effect of changes in discount rate assumptions	(2,559)	(2,059)
Ending balance	7,814	8,459

Other business [3]	184	215
Adjusted ending balance	7,998	8,674

Less: reinsurance recoverables	(4,662)	(5,083)
Adjusted ending balance, net of reinsurance	$3,336	$3,591
[1]Issuances are included within premiums in the consolidated statements of operations.
[2]Interest accretion (expense) is recorded as a component of benefits and losses in the consolidated statements of operations.
[3]Represents fully reinsured blocks, whose activity is not included in the table above.

The following is a reconciliation of premiums from LFPBs to the consolidated statements of operations:
	Year Ended December 31,
	2024	2023
Life-contingent payout annuities	$156	$147
Reconciling items [1]	(72)	(59)
Total premiums	$84	$88
[1]Reconciling items represent premiums related to fully reinsured traditional life insurance and other lines of business, net of reinsured amounts.

The following presents supplemental disclosures related to the LFPBs for life-contingent payout annuities:
	Year Ended December 31,
	2024	2023
Undiscounted expected future benefits and expenses	$18,430	$18,127

Weighted-average duration of the liability (in years)	11.2	11.9
Weighted-average interest accretion rate	2.1%	1.3%
Weighted-average discount rate	5.6%	4.9%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11.Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable consists of the following:

	As of December 31,
	2024	2023
Policyholder account balances [1]	$25,882	$28,107
Unearned revenue reserves [2]	964	1,077
Negative VOBA [2]	648	796
Market risk benefits adjustment [2]	(637)	(697)
Embedded derivatives [3]	636	536
Other reserves [4]	(426)	(317)
Other policyholder funds and benefits payable	$27,067	$29,502
[1]Refer to the subsequent tables for a rollforward of PABs.
[2]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for rollforwards of URR, negative VOBA, and FIA MRB adjustment.
[3]Refer to Note 5 - Fair Value Measurements for rollforwards of the embedded derivatives associated with FIA and the indexed-linked features of certain fully reinsured UL products.
[4]Represents the unaccreted host contract adjustments associated with FIA contracts and other reserves excluded from the subsequent tables.

The following presents a rollforward of PABs, by product:
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2023	$2,920	$2,732	$6,848	$2,309	$1,959	16,768
Deposits	2	—	469	243	2	716
Policy charges	(1)	—	(11)	—	(23)	(35)
Surrenders and other benefits	(535)	(549)	(830)	(320)	(84)	(2,318)
Transfers from separate accounts	—	—	—	7	42	49
Interest credited	84	72	105	25	95	381
Other	—	1	5	(3)	(2)	1
Balance as of December 31, 2023	2,470	2,256	6,586	2,261	1,989	15,562

Other business [1]	—	790	—	—	11,755	12,545
Adjusted balance	$2,470	$3,046	$6,586	$2,261	$13,744	$28,107

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11. Other Policyholder Funds and Benefits Payable (continued)

The following presents a rollforward of PABs, by product: (continued)
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2024	$2,470	$2,256	$6,586	$2,261	$1,989	$15,562
Deposits	2	—	394	212	—	608
Policy charges	(1)	—	(10)	—	(21)	(32)
Surrenders and other benefits	(439)	(501)	(1,088)	(325)	(53)	(2,406)
Transfers from (to) separate accounts	(3)	—	—	5	42	44
Interest credited	71	62	233	31	101	498
Other	(3)	(5)	(7)	6	2	(7)
Balance as of December 31, 2024	2,097	1,812	6,108	2,190	2,060	14,267

Other business [1]	—	781	—	—	10,834	11,615
Adjusted balance	$2,097	$2,593	$6,108	$2,190	$12,894	$25,882
[1]Represents the account value of fully reinsured blocks whose activity is not included in the table above. These blocks were previously reinsured prior to 2023.

The following table presents the weighted-average crediting rate, net amount at risk (“NAR”), and CSV for PABs, by product:
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
As of December 31, 2024
Weighted-average crediting rate	3.1%	3.0%	3.8%	1.4%	5.0%	3.4%
Net amount at risk [1]	$—	$—	$—	$—	$887	$887
Cash surrender value [2]	2,095	1,802	5,968	—	550	10,415

As of December 31, 2023
Weighted-average crediting rate	3.5%	2.9%	1.6%	1.1%	4.8%	2.4%
Net amount at risk [1]	$—	$—	$—	$—	$915	$915
Cash surrender value [2]	2,456	2,198	6,437	—	521	11,612
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date. The NAR associated with MRBs are presented within Note 12 - Market Risk Benefits. NAR for Variable Annuities is based on total account balances and includes both policyholder account balances and separate account balances.
[2]CSV represents the amount of the contractholder’s account balance distributable at the balance sheet date, less certain surrender charges and market value adjustments.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11. Other Policyholder Funds and Benefits Payable (continued)

The following presents the balance of account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums:

	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1 Basis Point to 50 Basis Points Above	51 Basis Points to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
As of December 31, 2024
Variable Annuities	Less than 2.0%	$—	$37	$43	$—	$80
	2.0% - 4.0%	1,813	201	3	—	2,017
	Greater than 4.0%	—	—	—	—	—
	Total	1,813	238	46	—	2,097

Fixed Annuities	Less than 2.0%	3	1	1	4	9
	2.0% - 4.0%	1,374	163	252	9	1,798
	Greater than 4.0%	5	—	—	—	5
	Total	1,382	164	253	13	1,812

Fixed Indexed Annuities	Less than 2.0%	111	—	87	691	889
	2.0% - 4.0%	485	1	8	—	494
	Greater than 4.0%	—	—	—	—	—
	Total	596	1	95	691	1,383

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	849	—	—	—	849
	Greater than 4.0%	1,211	—	—	—	1,211
	Total	2,060	—	—	—	2,060

As of December 31, 2023
Variable Annuities	Less than 2.0%	$60	$96	$—	$—	$156
	2.0% - 4.0%	2,122	143	49	—	2,314
	Greater than 4.0%	—	—	—	—	—
	Total	2,182	239	49	—	2,470

Fixed Annuities	Less than 2.0%	7	2	2	3	14
	2.0% - 4.0%	1,928	73	225	10	2,236
	Greater than 4.0%	6	—	—	—	6
	Total	1,941	75	227	13	2,256

Fixed Indexed Annuities	Less than 2.0%	136	—	119	416	671
	2.0% - 4.0%	560	3	11	—	574
	Greater than 4.0%	—	—	—	—	—
	Total	696	3	130	416	1,245

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	757	—	—	—	757
	Greater than 4.0%	1,232	—	—	—	1,232
	Total	$1,989	$—	$—	$—	$1,989

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12.Market Risk Benefits

The following table presents a reconciliation of the gross MRB by product and balance sheet position:
	As of December 31,
	2024			2023
	Variable Annuities	Fixed Indexed Annuities	Total	Variable Annuities	Fixed Indexed Annuities	Total
Asset position	$737	$5	$742	$576	$2	$578
Liability position	402	472	874	529	545	1,074
Net liability (asset)	(335)	467	132	(47)	543	496

Less: ceded market risk benefits [1]	(55)	(350)	(405)	(240)	(408)	(648)
Balance, net of reinsurance	$(390)	$117	$(273)	$(287)	$135	$(152)
[1]Refer to Note 4 - Fair Value Measurements for a rollforward of the Company’s ceded MRBs.

The following table presents a rollforward of the net MRB liability (asset), by product:
	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2023	$390	$489	$879
Balance as of January 1, 2023, before effect of changes in the instrument-specific credit risk	524	519	1,043
Issuances	(10)	—	(10)
Interest accrual	13	29	42
Attributed fees collected	295	7	302
Benefit payments	(107)	(58)	(165)
Effect of changes in interest rates	(19)	(12)	(31)
Effect of changes in equity markets	(619)	19	(600)
Effect of changes in equity index volatility	(128)	2	(126)
Actual policyholder behavior different from expected behavior	17	13	30
Effect of changes in future expected policyholder behavior	(10)	21	11
Effect of changes in other future expected assumptions	5	(8)	(3)
Balance as of December 31, 2023, before effect of changes in the instrument-specific credit risk	$(39)	$532	$493

Cumulative effect of changes in the instrument-specific credit risk	(8)	11	3
Balance as of December 31, 2023	$(47)	$543	$496

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)

The following table presents a rollforward of the net MRB liability (asset), by product: (continued)
	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2024	$(47)	$543	$496
Balance as of January 1, 2024, before effect of changes in the instrument-specific credit risk	(39)	532	493
Interest accrual	(14)	30	16
Attributed fees collected	287	6	293
Benefit payments	(76)	(60)	(136)
Effect of changes in interest rates	(207)	(63)	(270)
Effect of changes in equity markets	(302)	13	(289)
Effect of changes in equity index volatility	(9)	1	(8)
Actual policyholder behavior different from expected behavior	(12)	13	1
Effect of changes in future expected policyholder behavior	24	(30)	(6)
Effect of changes in future expected assumptions	11	6	17
Other	—	2	2
Balance as of December 31, 2024, before effect of changes in the instrument-specific credit risk	$(337)	$450	$113

Cumulative effect of changes in the instrument-specific credit risk	2	17	19
Balance as of December 31, 2024	$(335)	$467	$132

The following table presents the NAR and weighted average attained age of contract holders for MRBs, by product:
	Variable Annuities	Fixed Indexed Annuities	Total
As of December 31, 2023
Net amount at risk [1]	$389	$195	$584
Weighted average attained age of contractholders (in years)	74.4	72.4	72.2

As of December 31, 2024
Net amount at risk [1]	$266	$191	$457
Weighted average attained age of contractholders (in years)	75.0	73.4	74.1
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date, net of reinsurance impacts. For products with multiple guarantees, only the benefit with the highest NAR is presented for the contract. The VA NAR represents the death benefit portion of the contract, as contracts with a withdrawal benefit also contain a death benefit. The FIA NAR represents the withdrawal portion of the contract. The total represents the combined NAR of VA and FIA.

The Company’s MRBs primarily relate to VA contracts with GMDB, GMIB, and GMWB guarantee features and FIA contracts with GLWB features and two-tier annuitization benefits. As described in Note 1 - Basis of Presentation and Significant Accounting Policies, MRBs and the related reinsurance are calculated using fair value measurement principles, which considers the price paid that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value of these MRBs are calculated as the present value of expected benefit payments, less the present value of expected fees attributable to the MRB. The determination of the fair value of MRBs requires the use of inputs related to fees and assessments, and assumptions in determining the expected benefits, in excess of the projected account balance.
Fair values for VA and FIA contract benefits are calculated using internally developed models because active, observable markets do not exist for the MRB. These assumptions are established using accepted actuarial valuation methods and are considered unobservable inputs to the fair value measurement. Therefore, the fair value estimate of MRBs are classified as a level 3 measurement within the fair value hierarchy and the determination of the significant inputs included in the fair value measurement requires the use of management’s judgment. Assumptions are mostly based on policyholder experience and

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)
pricing assumptions, which are updated for actual experience, if necessary. In 2024, the Company increased its lapse assumption based on actual experience.
The significant inputs to the valuation models for these MRBs include actuarially determined assumptions for contractholder behavior, as well as lapse rates, benefit utilization rates, surrender rates, and mortality rates. In addition, significant inputs include capital market assumptions, such as interest rate levels and market volatility assumptions.
Variable Annuities
The Company’s VA contracts include variable insurance contracts both entered into directly between the Company and an individual policyholder or assumed through reinsurance with other insurers, including assumed separate account products. Products provide a current or future income stream based on the value of the individual's contract at annuitization and can include a variety of guaranteed minimum death and withdrawal benefits.
The Company's VA contracts sold to individuals mostly provide GMDBs during the accumulation period that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). In addition, some of the VA contracts provide a GMWB, whereby if the account value is reduced to a specified level through a combination of market declines and withdrawals, the contractholder is entitled to a guaranteed remaining balance, which is generally equal to premiums less withdrawals. Many policyholders with a GMDB also have a GMWB. These benefits are not additive as policyholders that have a product with both guarantees can receive, at most, the greater of the GMDB or GMWB.
Fixed Indexed Annuities
FIA contracts the Company assumes represent annuity contracts issued by another insurance company under which the Company assumes through reinsurance a quota share of the liabilities. These annuity contracts have a cash value that appreciates based on a GMCR, or the performance of various equity market indices, such as the S&P 500. FIAs generally protect the contract owner against loss of principal and may include GMWBs or enhanced annuitization benefits.
For FIA contracts, assumptions include projected equity returns which impact cash flows attributable to indexed strategies, implied equity volatilities, expected index credits and future equity option costs.
The models are based on a risk neutral valuation framework and incorporate risk premiums inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. A risk margin is incorporated within the discount rate to reflect uncertainty in the projected cash flows, as well as credit spreads to reflect nonperformance risk, for the Company.

The following table summarizes the unobservable inputs for MRBs, net of reinsured balances:
Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]
As of December 31, 2024
Variable annuities (net of reinsurance):
$(390)	Discounted cash flows	Withdrawal utilization [2]	0.0% to 35.0%	6.9%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.3%	Increase
		Lapse rates [4]	0.0% to 80.0%	9.4%	Decrease
		Market volatility [5]	13.4% to 26.9%	20.3%	Increase
		Nonperformance risk [6]	0.6% to 2.6%	1.5%	Decrease
		Mortality rate [7]	<0.1% to 62.5%	1.4%	Decrease
Fixed indexed annuities:
$117	Discounted cash flows	Withdrawal utilization [2]	0.0% to 37.1%	4.8%	Increase
		Withdrawal rates [3]	2.3% to 8.3%	4.6%	Increase
		Lapse rates [4]	1.6% to 50.0%	8.0%	Decrease
		Market volatility [5]	4.5% to 21.6%	11.3%	Increase
		Nonperformance risk [6]	0.6% to 2.6%	1.5%	Decrease
		Mortality rate [7]	<0.1% to 40.0%	5.2%	Decrease
		Option budgets [8]	0.0% to 3.8%	2.0%	Increase

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)

The following table summarizes the unobservable inputs for MRBs, net of reinsured balances: (continued)
Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]
As of December 31, 2023
Variable annuities (net of reinsurance):
$(287)	Discounted cash flows	Withdrawal utilization [2]	1.0% to 46.0%	15.6%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.3%	Increase
		Lapse rates [4]	0.0% to 40.0%	6.0%	Decrease
		Market volatility [5]	10.5% to 26.9%	20.4%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.6%	Decrease
		Mortality rate [7]	<0.1% to 62.5%	1.4%	Decrease
Fixed indexed annuities:
$135	Discounted cash flows	Withdrawal utilization [2]	0.0% to 42.4%	2.7%	Increase
		Withdrawal rates [3]	2.3% to 8.3%	4.5%	Increase
		Lapse rates [4]	0.0% to 30.0%	3.5%	Decrease
		Market volatility [5]	4.9% to 25.6%	16.7%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.7%	Decrease
		Mortality rate [7]	<0.1% to 40.0%	2.5%	Decrease
		Option budgets [8]	0.0% to 3.8%	1.9%	Increase
[1]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]Range represents assumed percentages of policyholders taking withdrawals.
[3]Range represents assumed annual percentage of allowable amount withdrawn.
[4]Range represents assumed annual percentages of policyholders electing a full surrender.
[5]Range represents implied market volatilities for equity indices based on multiple pricing sources.
[6]Range represents Company credit spreads.
[7]Mortality rates vary by age and by demographic characteristics, such as gender. The range shown reflects the mortality rate for policyholders. Mortality rate assumptions are set based on policyholder experience.
[8]Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

13.Debt
Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the Connecticut Department of Insurance in order to exceed these limits.
The Company had no borrowings from the FHLB as of December 31, 2024 and 2023, and there were no advances outstanding. Collateral pledged by the Company to the FHLB was $388 and $416, respectively, as of December 31, 2024 and 2023.

14.Income Taxes
The expected tax provision computed on pre-tax income has been calculated using the U.S. federal statutory tax rate of 21%.

A reconciliation of the difference between the expected tax provision at the U.S. federal income tax rate to the Company’s income tax expense (benefit) is as follows:
	Year Ended December 31,
	2024	2023	2022
Expected tax provision on pre-tax income U.S. federal income tax rate	$12	$1	$152
Dividends received deduction	(29)	(34)	(38)
Foreign related investments	(5)	(6)	(7)
Other	2	—	—
Income tax expense (benefit)	$(20)	$(39)	$107

The separate account dividends received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

Income tax expense (benefit) consists of the following:
	Year Ended December 31,
	2024	2023	2022
Current income taxes - U.S. Federal	$(35)	$(2)	$(17)
Deferred income taxes - U.S. Federal	15	(37)	124
Income tax expense (benefit)	$(20)	$(39)	$107

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
14. Income Taxes (continued)

Deferred income taxes consist of the following:
	As of December 31,
	2024	2023
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$154	$142
Value of business acquired and reserves	101	174
Net operating loss carryover	23	28
Employee benefits	4	4
Foreign tax credit carryover	25	22
Net unrealized loss on investments	516	523
Deferred reinsurance gain	214	239
Total deferred tax assets	1,037	1,132

Less: valuation allowance	—	—
Total deferred tax assets, net of valuation allowance	1,037	1,132

Deferred Tax Liabilities
Investment related items	(260)	(295)
Other	(9)	(9)
Total deferred tax liabilities	(269)	(304)

Deferred income taxes	$768	$828

The statute of limitations on the examination of U.S. federal tax returns is closed through the 2020 tax year, with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that an adequate provision has been made on the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. As of December 31, 2024 and 2023, the Company had no reserves for uncertain tax positions. As of December 31, 2024 and 2023, there were no unrecognized tax benefits that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company recognized no interest expense for the years ended December 31, 2024 and 2023. The Company had no interest payable as of December 31, 2024 and 2023. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years, the impact of tax elections and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net Operating Loss Carryover
As of December 31, 2024 and 2023, net deferred income taxes included the expected tax benefit related to U.S. NOLs of $110 and $132, respectively. The U.S. NOLs were generated in 2018 and subsequent years and are attributable to the Company's U.S. subsidiaries. The losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. As of December 31, 2024 and 2023, $0 and $62, respectively, of the losses are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its NOL carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
14. Income Taxes (continued)
Foreign Tax Credit (“FTC”) Carryover
As of December 31, 2024 and 2023, the net deferred income taxes included the expected tax benefit attributable to U.S. FTC carryovers of $25 and $22, respectively, which expire between 2028 and 2034. Given the Company’s expected future earnings, the Company believes sufficient taxable income will be generated after the application of any available NOL to fully use the FTC carryover prior to expiration. Although the Company believes that there will be sufficient future taxable income to fully recover the remainder of the FTC carryover, the Company’s estimate of the likely realization may change over time.
Corporate Alternative Minimum Tax (“CAMT”)
The Inflation Reduction Act of 2022 introduced a 15% CAMT among other tax provisions. The provisions had an effective date beginning after December 31, 2022. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income AFSI of certain corporations with average annual AFSI over a three-year period in excess of $1 billion. The Company has determined that it is not an applicable corporation and therefore its U.S. taxpayer subsidiaries are not subject to CAMT for the years ended December 31, 2024 and 2023. Since enactment of the CAMT, the U.S. Treasury Department and Internal Revenue Service continue to issue guidance to the public. The Company will continue to evaluate the guidance and assess its impact, if any in future years.
Global Minimum Corporate Tax Rate
On October 8, 2021, the Organization for Economic Cooperation and Development (“OECD”) announced that members of the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting (the “Inclusive Framework”) agreed to a two-pillar solution to address the tax challenges associated with the digitalization of the economy. On December 20, 2021, the OECD released the Pillar Two model rules, which define the global minimum tax and call for the taxation of large corporations at a minimum rate of 15%. The OECD has since issued commentary and additional administrative guidance related to the Inclusive Framework agreement.
Certain jurisdictions in which the Company's related parties operate have enacted Pillar Two legislation that became effective on January 1, 2024. While the Company’s indirect parent is in scope of the enacted legislation, we do not expect Pillar Two to have a material impact on the Company’s current year financial results. We will continue to monitor regulatory developments to access potential impacts on our consolidated financial statements as additional guidance is released.

15.Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if it is probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserve for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the Company’s financial condition, results of operations or cash flows of the Company.
On August 15, 2023, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively “Talcott Resolution”) were named as defendants in a putative class action lawsuit in the United States District Court for the District of Massachusetts. The case is captioned as follows: Casey v. Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, et al. The lawsuit relates to data security events involving the MOVEit file transfer system (“MOVEit Cybersecurity Incident”). The MOVEit file transfer system is software used by a broad range of companies to move sensitive electronic data. PBI Research Services (“PBI”), a former third-party service provider for Talcott Resolution, uses the MOVEit file transfer system in the performance of its services. PBI used the software on behalf of Talcott Resolution to, among other things, search various databases to identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts, respectively, as required by applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
15. Commitments and Contingencies (continued)
Plaintiff seeks to represent various classes and subclasses of Talcott Resolution insurance policy and annuity contract holders whose data allegedly was accessed or potentially accessed in connection with the MOVEit Cybersecurity Incident. Plaintiff alleges that Talcott Resolution breached a purported duty to safeguard their sensitive data from unauthorized access. The complaint asserts claims for, among other things, negligence, negligence per se, breach of contract, unjust enrichment, and violations of various consumer protection statutes, and the Plaintiffs seek declaratory and injunctive relief, compensatory and punitive damages, restitution, attorneys’ fees and costs, and other relief. On October 4, 2023, the Joint Panel on Multidistrict Litigation issued an order consolidating all actions relating to the MOVEit Cybersecurity Incident before a single federal judge in the United States District Court for the District of Massachusetts. We intend to vigorously defend the action.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s financial condition, results of operations or cash flows in particular quarterly or annual periods.
Contingent Commitments
As of December 31, 2024, the Company had outstanding commitments to make certain investments, primarily capital contributions to investment funds, totaling $941. We expect most commitments to be called over the next five years, however, these commitments could become due any time upon counterparty request.
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or RBC tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2024 and 2023 was $37 and $294, respectively. The aggregate fair value of collateral posted for these derivatives was $41 and $461. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.
Guaranty Fund and Other Insurance-Related Assessments
In the U.S., insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the consolidated balance sheets.
As of December 31, 2024 and 2023, the liability balance was $2 and $4, respectively. As of December 31, 2024 and 2023, amounts related to premium tax offsets of $3 and $1, respectively, were included in other assets on the consolidated balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

16.Related Party Transactions
Intercompany Liquidity Agreements
The Company and its subsidiaries entered into several short-term related party Intercompany Liquidity Agreements, permitting the Company and its subsidiaries to borrow from and loan to their related parties.
As of December 31, 2024, the Company’s related parties borrowed $540 from the Company. During 2024, the Company received $150 in re-payments associated with prior loans.
Sixth Street
The Company has entered into the following arrangements with Sixth Street, a related party of our owners:
•Investment Management Services Agreement
As of December 31, 2024 and 2023, 8.0% ($1,623) and 3.6% ($798), respectively, of the Company's general account assets were managed by Sixth Street. The Company recorded expenses related to these arrangements of $6 and $3 for the years ended December 31, 2024 and 2023, respectively.
As of December 31, 2024 and 2023, amounts payable under the above agreement was $2 and $1, respectively.
•Investments
Included in the above Sixth Street managed assets are $213 and $87, respectively, of investments that are issued and controlled by Sixth Street affiliates. The Company was not determined to be the primary beneficiary for these investments. As of December 31, 2024, outstanding commitments for these investments were $250.
Other
A related party, Talcott Administration Services Company, LLC (“TASC”), administers private placement life insurance business for the Company in exchange for a fee. For the years ended December 31, 2024, 2023, and 2022, fees incurred for these services were $54, $52, and $53, respectively.
In January 2024, the Company sold a previous subsidiary to its indirect parent TLI for $16.
For information related to related party reinsurance arrangements with TR Re, see Note 1 — Basis of Presentation and Significant Accounting Policies and Note 6 — Reinsurance.

17.Equity
Common Stock
All of the Company’s common stock is owned by TR Re. No common stock transactions occurred for the years ended December 31, 2024, 2023, and 2022.
Dividends
Refer to the statements of changes in stockholder's equity and statements of cash flows for details regarding dividends declared and/or paid by the Company for the years ended December 31, 2024, 2023, and 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
17. Equity (continued)
Accumulated Other Comprehensive Loss

The following provides changes in AOCI:
	Year Ended December 31,
	2024	2023	2022
Unrealized loss on available-for-sale securities without an allowance for credit losses:
Beginning balance	$(1,947)	$(2,622)	$(16)
Other comprehensive income (loss) before reclassifications and taxes	(195)	310	(3,710)
Reclassification adjustments [1]	231	544	412
Income tax expense (benefit)	(8)	(179)	692
Other comprehensive income (loss), net of tax	28	675	(2,606)
Sale of consolidated subsidiary to parent	1	—	—
Ending balance	(1,918)	(1,947)	(2,622)

Unrealized gain (loss) on cash flow hedges:
Beginning balance	(23)	(27)	—
Other comprehensive income (loss) before taxes	(3)	5	(34)
Income tax expense (benefit)	1	(1)	7
Other comprehensive income (loss), net of tax	(2)	4	(27)
Ending balance	(25)	(23)	(27)

Gain (loss) related to discount rate for reserve for future policy benefits:
Beginning balance	647	859	(14)
Other comprehensive income (loss) before taxes	197	(268)	1,105
Income tax expense (benefit)	(41)	56	(232)
Other comprehensive income (loss), net of tax	156	(212)	873
Ending balance	803	647	859

Gain related to credit risk for market risk benefits:
Beginning balance	(2)	131	35
Other comprehensive income (loss) before taxes	(16)	(168)	121
Income tax expense (benefit)	3	35	(25)
Other comprehensive income (loss), net of tax	(13)	(133)	96
Ending balance	(15)	(2)	131

Accumulated other comprehensive income (loss):
Beginning balance	(1,325)	(1,659)	5
Other comprehensive loss before reclassifications and taxes	(17)	(121)	(2,518)
Reclassification adjustments [1]	231	544	412
Income tax expense (benefit)	(45)	(89)	442
Other comprehensive income (loss), net of tax	169	334	(1,664)
Sale of consolidated subsidiary to parent	1	—	—
Ending balance	$(1,155)	$(1,325)	$(1,659)
[1]Recorded in investment related losses, net in the consolidated statements of operations.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

18.Statutory Results
The Company and its U.S. insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from US GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with US GAAP vary between U.S. and foreign jurisdictions. The principal differences are that statutory financial statements:
•Do not reflect DAC and VOBA;
•Limit deferred income taxes;
•Predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves;
•Generally carry bonds at amortized cost;
•Require that ceding commissions paid on reinsurance transactions be expensed in the period incurred; and
•Upon satisfying the requirements for reinsurance credit, establish certain assets and reduce certain liabilities for the impact of associated reinsurance.
For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory net income and statutory capital for the Company and its U.S. insurance subsidiaries are as follows:
	Year Ended December 31,
	2024	2023	2022
Combined statutory net income [1]	$273	$48	$441
[1]Statutory accounting practices do not consolidate the net income or loss of subsidiaries that report under US GAAP. The combined statutory net income above represents the total statutory net income of the Company and its other insurance subsidiaries, with certain adjustments for transactions between the Company’s insurance subsidiaries, such as dividend income.

	As of December 31,
	2024	2023
Statutory capital	$1,740	$2,188

The Company relies upon a practice prescribed by Connecticut state law which allows the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer.

The following presents the effect of the prescribed practice to the U.S. statutory financial statements:
	As of and Year Ended December 31,
	2024	2023
Change to capital and surplus due to prescribed practice	26	27

Restrictions on Dividends
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the State of Connecticut Insurance Department (“the Department”) for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31st of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. Approval is also required for any dividend which exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law.
In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
18. Statutory Results (continued)
capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.

The following presents the dividend limits on, and the dividends declared and/or paid by, the Company and its U.S. insurance subsidiaries:
	Year Ended December 31,
	2024		2023
	TL	Other subsidiaries	TL	Other subsidiaries
Dividends paid	$—	$275	$575	$95
Dividends declared but not paid	—	—	—	—
Total dividends	—	275	575	95

Maximum permitted without prior approval	571	428	578	95
Other distributions paid with permission from the Department	571	—	—	36

For the year ending December 31, 2025, the dividend limitation for TL and other U.S. insurance subsidiaries is $631 and $171, respectively.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2024 and 2023. The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

19.Revenue from Contracts with Customers
The Company recognizes revenue from contracts with customers when, or as, goods or services are transferred to customers, in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.
The Company earns revenues from these contracts primarily for administration and distribution services fees from offering certain fund families as investment options in its VA products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.
The Company’s administration and distribution services fees were $94, $94, $76 for the years ended December 31, 2024, 2023 and 2022, respectively.

20.Subsequent Events
The Company has evaluated subsequent events through April 3, 2025, the date the financial statements were issued.
In February 2025, the Company declared a dividend to TR Re for $125. The dividend was paid in March 2025.

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements Schedules
We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and have issued our report thereon dated April 3, 2025 (which report expresses an unqualified opinion). Our audits also included the financial statement schedules I and IV. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 3, 2025

We have served as the Company's auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Financial Statement Schedules [1]
Schedule I — Summary of Investments — Other than Investments in Related Parties

($ in millions)	As of December 31, 2024
Type of Investment	Cost [1]	Fair Value	Amount at which Shown on the Balance Sheet
Fixed Maturities
Bonds:
U.S. government and government agencies and authorities	$1,347	$932	$932
States, municipalities and political subdivisions	683	539	539
Foreign governments	510	462	462
Public utilities	939	763	763
All other corporate bonds	8,961	7,464	7,464
Redeemable preferred stock	8	8	8
Structured securities	3,310	3,164	3,164
Total fixed maturities	15,758	13,332	13,332

Equity Securities
Industrial, miscellaneous, and all other common stock	20	23	23
Non-redeemable preferred stocks	117	111	111
Total equity securities	137	134	134

Mortgage loans on real estate	1,851	1,654	1,835
Policy loans	1,571	1,571	1,571
Other long-term investments	1,822	1,522	1,526
Short-term investments	797	797	797
Total investments	$21,936	$19,010	$19,195
[1]     Amortized cost of short-term investments, mortgage loans on real estate, and fixed maturity securities, including those accounted for using the FVO. Other long-term investments consist of the original cost of equity securities, ICOLI investments, and derivatives, as well as the original cost adjusted for equity in earnings and distributions of investment funds, including those accounted for using the FVO.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Financial Statement Schedules
Schedule IV — Reinsurance

($ in millions)	Direct Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
As of and Year Ended December 31, 2024
Life insurance in-force	$207,146	$142,421	$141	$64,866	—%

Premiums, policy charges and fee income
Life insurance	2,197	1,889	405	713	57%
Accident & health insurance	11	11	—	—	—%
Total premiums, policy charges and fee income	$2,208	$1,900	$405	$713	57%

As of and Year Ended December 31, 2023
Life insurance in-force	$214,278	$150,452	$147	$63,973	—%

Premiums, policy charges and fee income
Life insurance	2,201	1,880	413	734	56%
Accident & health insurance	11	11	—	—	—%
Total premiums, policy charges and fee income	$2,212	$1,891	$413	$734	56%

As of and Year Ended December 31, 2022
Life insurance in-force	$222,398	$158,750	$155	$63,803	—%

Premiums, policy charges and fee income
Life insurance	2,271	1,873	210	608	35%
Accident & health insurance	12	12	—	—	—%
Total premiums, policy charges and fee income	$2,283	$1,885	$210	$608	35%

PART C - OTHER INFORMATION

ITEM 27. EXHIBITS

(a)		Not applicable.
(b)		Not applicable.
(c)	(1)	Principal Underwriter Agreement	Incorporated by reference to Exhibit 1 of the Initial Registration Statement File No. 333-157272 filed on February 12, 2009.
	(2)	Amendment No. 1, Principal Underwriter Agreement	Incorporated by reference to Exhibit 1a of the Initial Registration Statement File No. 333-157272 filed on February 12, 2009.
	(3)	Amendment No. 2, Principal Underwriter Agreement.	Incorporated by reference to Exhibit 1b of Post-Effective Amendment No. 4 to Registration Statement File No. 333-133695 filed on March 1, 2010.
	(4)	Amendment No. 3, Principal Underwriter Agreement.	Incorporated by reference to Exhibit 1c of Post-Effective Amendment No. 4 to Registration Statement File No. 333-133695 filed on March 1, 2010.
(d)		Form of Contract(s).	Incorporated by reference to Exhibit 4 to the Initial Registration Statement File No. 333-157272 filed on February 12, 2009.
(e)		Form of Application.	Filed herewith as Exhibit 99.27(e).
(f)	(1)
Restated Certificate of Incorporation of Talcott Resolution Life Insurance Company (the "Company"), effective April 2, 1982, as amended by Amendment No. 1, effective August 3, 1984, as amended by Amendment No. 2 effective December 31, 1996, as amended by Amendment No. 3, effective July 25, 2000, as amended by Amendment No. 4, effective June 1, 2018.
Incorporated by reference to Exhibit 3.01 to File No. 001-32293 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2018 filed on August 14, 2018.
	(2)	Amended and Restated By-Laws of Talcott Resolution Life Insurance Company, effective June 1, 2018	Incorporated by reference to Exhibit 3.02 to File No. 001-32293 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2018 filed on August 14, 2018.
(g)	(1)	Annuity Reinsurance Agreement between Hartford Life Insurance Company and Commonwealth Annuity and Life Insurance Company dated as of June 1 2018.*	Incorporated by reference to Exhibit 10.01 to File No. 001-32293 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2018 filed on August 14, 2018.
	(3)	Reinsurance Agreement between TR Re, Ltd. and Talcott Resolution Life Insurance Company dated October 1, 2021.	Incorporated by reference to Exhibit 10d to Post-Effective Amendment No.1 to Registration Statement 333-255242 filed on April 20, 2022.
(h)		Not applicable.
(i)		Master Services Agreement By and Between Talcott Resolution Life Insurance Company and Regulus Group, LLC.	Incorporated by reference to Exhibit 99.27i to Post-Effective Amendment No.1 to Registration Statement 333-278904 filed on November 8, 2024.
(j)		Transition Services Agreement by and between Hartford Fire Insurance Company and Hartford Life, Inc. dated as of May 31, 2018.*	Incorporated by reference to Exhibit 10.03 to File No. 001-32293 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2018 filed on August 14, 2018.
(k)		Consent of Counsel - Christopher Grinnell, Associate General Counsel.	Filed herewith as Exhibit 99.27(k).
(l)		Consent of Independent Registered Public Accounting Firm.	Filed herewith as Exhibit 99.27(l).
(m)		Not applicable.
(n)		Not applicable.
(o)		Not applicable.
(p)		Copies of Powers of Attorney.	Filed herewith as Exhibit 99.27(p).
(q)		Not applicable.
(r)		Not applicable.
(*) Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

ITEM 28 DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

NAME	POSITION
David Bell	Assistant Secretary and Chief Information Security Officer
Ellen T. Below	Executive Vice President, Chief Communications Officer and Head of Community Involvement
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Christopher B. Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
Christopher J. Dagnault	Vice President
Glenn Gazdik	Vice President and Actuary
Salvatore Gianone	Vice President and Chief Auditor
Emily Golovicher	Vice President
Christopher M. Grinnell	Vice President and Associate General Counsel
Oliver Jakob	Director
Donna R. Jarvis	Vice President and Actuary
James Kosinski	Vice President and Chief Risk Officer
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Edward Krause	Vice President
Jessica Kubat	Vice President
Lindsay Mastroianni	Vice President and Controller
John P. Marra	Director
Craig D. Morrow	Vice President and Head of Valuation
James O'Grady	Executive Vice President and Chief Investment Officer, Director
Lisa M. Proch	Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director
Samir Srivastava	Vice President and Chief Information Officer, Director
Robert W. Stein	Director
Ronald K. Tanemura	Director
Xiaobo Zhou	Assistant Vice President and Head of Pricing

Unless otherwise indicated, the principal business address of each of the above individuals is 1 American Row, Hartford, CT 06103.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.
The Separate Accounts of Talcott Resolution Life Insurance Company ("TL") and Talcott Resolution Life and Annuity Insurance Company ("TLA") are the listed Registrants. TL and TLA are the Depositors. Entities that are controlled by TAO Insurance Holdings, LLC, which controls the Depositors, are listed below, along with entities that are owned or controlled by the Depositors.

Alan Waxman and Anthony M. Muscolino (Individuals) (1)

TAO Insurance Holdings, LLC (DE) (2)
TAO Sutton Holdings, LLC (CYM) (3)
Talcott Financial Group Investments, LLC (BMU)
Talcott Financial Group, Ltd. (BMU)
Talcott US Holdings, Ltd. (BMU)
Talcott Re FinCo, Ltd. (BMU)
Talcott Re Holdings, Ltd. (BMU)
Talcott Life Re, Ltd. (BMU)
Talcott Life & Annuity Re, Ltd. (CYM)
Sutton Cayman Holdings, Ltd. (CYM)
Talcott Financial Group GP, LLC (DE)
Talcott Holdings, LP (DE)
Talcott Acquisition, Inc. (DE)
Talcott Resolution Life, Inc. (DE)
American Maturity Life Insurance Company (CT)
TR Re, Ltd. (BMU)

Talcott Administration Services Company, LLC (DE)
LIAS Administration Fee Issuer LLC (DE)
Talcott Resolution Life Insurance Company (CT) (4)
(1) Pursuant to the operating agreement of TAO Insurance Holdings, LLC, Alan Waxman, as a member of TAO Insurance Holdings, LLC, has the authority to appoint the managing member of TAO Insurance Holdings, LLC and has appointed A. Michael Muscolino.
(2) TAO Insurance Holdings, LLC is the managing member of TAO Sutton Holdings, LLC and TAO Sutton Parent, LLC (DE), and Sixth Street TAO Management, LLC
(3) TAO Sutton Parent, LLC and certain additional co-investment vehicles hold 100% of the passive, non-voting economic interest in TAO Sutton Holdings, LLC. 11 parallel investment vehicles known as the TAO Funds hold 100% of the passive, non-voting economic interest in TAO Sutton Parent, LLC. TAO Insurance Holdings, LLC is the managing member of TAO Sutton Parent LLC with 100% voting control. All of the TAO Funds and co-investment vehicles are under the ultimate control of Alan Waxman and/or Michael Muscolino. None of the co-investors investing through either the TAO Funds or the co-investment vehicles hold any voting securities of the identified entities or have the ability to appoint directors. Certain of the TAO Funds are also indirect owners Klaverblad Levensverzekering N.V., Lifetri, Uitvaartverzekeringen N.V., and Lifetri Verzekeringen N.V.
(4) The following entities are wholly-owned subsidiaries of Talcott Resolution Life Insurance Company and are under common control: Talcott Resolution International Life Reassurance Corporation (CT), Talcott Resolution Life and Annuity Insurance Company (CT), and TC 3700M Member LLC (DE). Talcott Resolution Life and Annuity Insurance Company (CT) owns 100% of Talcott Resolution Distribution Company, Inc. (CT) and Talcott Resolution Comprehensive Employee Benefit Service Company (CT).

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten

Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company of New York - Separate Account A

(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Privacy Officer and Operations Principal, Director
Christopher J. Dagnault	President and Chief Executive Officer, Director
Antonio T. Rosa	Chief Financial Officer, Treasurer and Financial & Operations Principal

Unless otherwise indicated, the principal business address of each of the above individuals is 1 American Row, Hartford, CT 06103.

(c) Compensation From Registrant

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Talcott Resolution Distribution Company, Inc.	N/A	N/A	N/A	$3,245,453

Item 31A. Information About Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment
(a)

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Fixed Options Subject to a Contract Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract (Yes/No)
CRC Select III	12	0	0	0	$856,199	No

(b) Not applicable.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Talcott Resolution at 1 American Row, Hartford, CT 06103.

ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Parts A and B of this Registration Statement.

ITEM 34. FEE REPRESENTATION AND UNDERTAKINGS
With regard to the Guarantee Periods under the Contract, the Insurance Company represents (1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on April 21, 2025.

Talcott Resolution Life Insurance Company
(Depositor)
By:
Lisa M. Proch, Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date:
/s/ *	Executive Vice President, Chief Legal Officer and Chief Compliance	April 21, 2025
Lisa M. Proch	Officer, Director, (Serving the Function of Principal Executive Officer)

/s/ *	Executive Vice President, Chief Investment Officer, Director	April 21, 2025
James O'Grady

/s/ *	Director	April 21, 2025
Oliver Jakob

/s/ *	Vice President, Chief Information Officer, Director	April 21, 2025
Samir Srivastava

/s/ *	Director	April 21, 2025
Robert W. Stein

/s/ *	Director	April 21, 2025
Ronald K. Tanemura

/s/ *	Director	April 21, 2025
John P. Marra

/s/ *	Vice President and Controller (Serving the Functions of Principal	April 21, 2025
Lindsay Mastroianni	Financial Officer and Principal Accounting Officer)

*By:	Attorney-in-Fact	April 21, 2025
Christopher M. Grinnell

*Executed by Christopher M. Grinnell on behalf of those indicated pursuant to Power of Attorney.

333-278904

EXHIBIT INDEX

27	(e)	Form of Application.
27	(k)	Consent of Counsel - Christopher Grinnell, Associate General Counsel.
27	(l)	Consent of Independent Registered Public Accounting Firm.
27	(p)	Copies of Powers of Attorney.